EXECUTION COPY

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

Depositor

TERWIN ADVISORS LLC,

Seller

U.S. BANK NATIONAL ASSOCIATION,

Trustee

WELLS FARGO BANK, N.A.

Securities Administrator, Master Servicer, Backup Servicer and Swap Administrator

and

SPECIALIZED LOAN SERVICING LLC

Servicer

POOLING AND SERVICING AGREEMENT

Dated as of December 1, 2005

Terwin Mortgage Trust 2005-18ALT

ASSET-BACKED CERTIFICATES, TMTS SERIES 2005-18ALT

Table of Contents

Page

ARTICLE I DEFINITIONS

12

SECTION 1.01

Definitions.

12

SECTION 1.02

Interest Calculations.

47

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND WARRANTIES

48

SECTION 2.01

Conveyance of Mortgage Loans.

48

SECTION 2.02

Acceptance by the Trustee of the Mortgage Loans.

54

SECTION 2.03

Representations and Warranties of the Seller, the Master Servicer, the Securities

Administrator, the Backup Servicer and the Servicer.

56

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

61

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

61

SECTION 2.06

Execution and Delivery of the Swap Agreement and the Certificates.

62

SECTION 2.07

REMIC Matters.

62

SECTION 2.08

Related Agreements.

63

SECTION 2.09

Conveyance of Lower Tier REMIC Regular Interests and Acceptance Thereof; Issuance

of Certificates.

63

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

64

SECTION 3.01

Servicer to Service Mortgage Loans.

64

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

65

SECTION 3.03

Reserved.

66

SECTION 3.04

Reserved.

66

SECTION 3.05

Master Servicer or Backup Servicer to Act as Servicer.

66

SECTION 3.06

Collection of Mortgage Loans; Collection Account; Master Servicer Collection Account;

Distribution Account.

67

SECTION 3.07

Reserved.

71

SECTION 3.08

Access to Certain Documentation and Information Regarding the Mortgage Loans;

Inspections.

71

SECTION 3.09

Permitted Withdrawals from the Collection Accounts, the Master Servicer Collection

Account and the Distribution Account.

71

SECTION 3.10

Reserved.

74

SECTION 3.11

Enforcement of Due on Sale Clauses; Assumption Agreements.

74

SECTION 3.12

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

75

SECTION 3.13

Trustee to Cooperate; Release of Mortgage Files.

79

SECTION 3.14

Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

80

SECTION 3.15

Servicing Fee.

80

SECTION 3.16

Access to Certain Documentation.

81

SECTION 3.17

Annual Statement as to Compliance.

81

SECTION 3.18

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

82

SECTION 3.19

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

82

SECTION 3.20

Prepayment Premiums.

83

SECTION 3.21

Advances by the Servicer, the Master Servicer and the Backup Servicer.

83

SECTION 3.22

Advance Facility.

84

SECTION 3.23

Servicer and Master Servicer Indemnification.

88

SECTION 3.24

Quarterly Audit.

88

SECTION 3.25

Periodic Filings.

88

SECTION 3.26

Nonsolicitation.

89

SECTION 3.27

Servicing Tape; Storage and Access to Servicing Tape.

90

ARTICLE IV ADMINISTRATION, MASTER SERVICING AND BACKUP SERVICING  OF THE

MORTGAGE LOANS

91

SECTION 4.01

Master Servicer.

91

SECTION 4.02

REMIC-Related Covenants.

91

SECTION 4.03

SLS as Servicer.

92

SECTION 4.04

Fidelity Bond.

92

SECTION 4.05

Powers to Act; Procedures.

92

SECTION 4.06

Due-on-Sale Clauses; Assumption Agreements.

93

SECTION 4.07

Reserved.

93

SECTION 4.08

Documents, Records and Funds in Possession of Master Servicer to be Held for Trustee.

93

SECTION 4.09

Monitoring of Servicer.

94

SECTION 4.10

Presentment of Claims and Collection of Proceeds.

95

SECTION 4.11

Reserved.

95

SECTION 4.12

Custodian to Retain Possession of Certain Insurance Policies and Documents.

95

SECTION 4.13

Realization Upon Defaulted Mortgage Loans.

95

SECTION 4.14

Reserved.

96

SECTION 4.15

REO Property.

96

SECTION 4.16

Annual Statement as to Compliance.

96

SECTION 4.17

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

97

SECTION 4.18

Reserved.

97

SECTION 4.19

Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

97

SECTION 4.20

Collection Account.

98

SECTION 4.21

The Backup Servicer.

98

ARTICLE V PAYMENTS TO CERTIFICATEHOLDERS

99

SECTION 5.01

Distributions on the Certificates.

99

SECTION 5.02

Allocation of Losses; Recoveries.

102

SECTION 5.03

Monthly Statements to Certificateholders.

102

SECTION 5.04

Servicer and Master Servicer to Cooperate.

105

SECTION 5.05

Reserved.

106

SECTION 5.06

Supplemental Interest Trust.

106

SECTION 5.07

Rights of Swap Provider.

107

SECTION 5.08

Replacement of Swap Provider.

107

SECTION 5.09

Distribution of Net Swap Payments

108

ARTICLE VI THE CERTIFICATES

109

SECTION 6.01

The Certificates.

109

SECTION 6.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

110

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

115

SECTION 6.04

Persons Deemed Owners.

116

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

116

SECTION 6.06

Maintenance of Office or Agency.

116

SECTION 6.07

Appointment of Paying Agent.

117

SECTION 6.08

[Reserved]

117

SECTION 6.09

Mortgage Loans, Trust Fund Held for Benefit of Holders of Certificates

117

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER,  THE BACKUP

SERVICER AND THE SERVICER

118

SECTION 7.01

Respective Liabilities of the Depositor, the Seller, the Master Servicer, the Backup

Servicer and the Servicer.

118

SECTION 7.02

Merger or Consolidation of the Depositor, the Seller, the Master Servicer, the Backup

Servicer or the Servicer.

118

SECTION 7.03

Limitation on Liability of the Depositor, the Seller, the Master Servicer, the Backup

Servicer, the Servicer and Others.

118

SECTION 7.04

Limitation on Resignation of the Servicer.

119

SECTION 7.05

Limitation on Resignation of the Master Servicer and the Backup Servicer.

120

SECTION 7.06

Assignment of Master Servicing and Backup Servicing.

121

SECTION 7.07

Rights of the Depositor in Respect of the Master Servicer, the Backup Servicer and the

Servicer.

122

ARTICLE VIII DEFAULT

123

SECTION 8.01

Events of Servicer Termination.

123

SECTION 8.02

Securities Administrator to Act; Master Servicer and Backup Servicer to Act;

Appointment of Successor.

126

SECTION 8.03

Notification to Certificateholders.

129

SECTION 8.04

Waiver of Servicer Events of Default.

129

SECTION 8.05

SLS Events of Default.

129

ARTICLE IX CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

130

SECTION 9.01

Duties of Trustee.

130

SECTION 9.02

Certain Matters Affecting the Trustee.

131

SECTION 9.03

Trustee not Liable for Certificates or Mortgage Loans.

133

SECTION 9.04

Trustee May Own Certificates.

133

SECTION 9.05

Fees and Expenses of Trustee.

133

SECTION 9.06

Eligibility Requirements for Trustee.

134

SECTION 9.07

Resignation and Removal of Trustee.

134

SECTION 9.08

Successor Trustee.

135

SECTION 9.09

Merger or Consolidation of Trustee.

136

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

136

SECTION 9.11

Duties of Securities Administrator.

137

SECTION 9.12

Certain Matters Affecting the Securities Administrator.

139

SECTION 9.13

Securities Administrator not Liable for Certificates or Mortgage Loans.

140

SECTION 9.14

Securities Administrator May Own Certificates.

141

SECTION 9.15

Fees and Expenses of Securities Administrator.

141

SECTION 9.16

Eligibility Requirements for Securities Administrator.

142

SECTION 9.17

Resignation and Removal of Securities Administrator.

142

SECTION 9.18

Successor Securities Administrator.

143

SECTION 9.19

Merger or Consolidation of Securities Administrator.

143

SECTION 9.20

Reserved.

144

SECTION 9.21

Tax Matters.

144

SECTION 9.22

Reserved.

147

SECTION 9.23

Reserved.

147

SECTION 9.24

Reserved.

147

SECTION 9.25

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

147

ARTICLE X TERMINATION

148

SECTION 10.01

Termination upon Liquidation or Purchase of the Mortgage Loans.

148

SECTION 10.02

Final Distribution on the Certificates.

148

SECTION 10.03

Additional Termination Requirements.

149

ARTICLE XI MISCELLANEOUS PROVISIONS

151

SECTION 11.01

Amendment.

151

SECTION 11.02

Recordation of Agreement; Counterparts.

152

SECTION 11.03

Governing Law.

153

SECTION 11.04

Intention of Parties.

153

SECTION 11.05

Notices.

153

SECTION 11.06

Severability of Provisions.

154

SECTION 11.07

Assignment.

154

SECTION 11.08

Limitation on Rights of Certificateholders.

154

SECTION 11.09

Certificates Nonassessable and Fully Paid.

155

SECTION 11.10

Protection of Assets.

155

EXHIBITS AND SCHEDULES

EXHIBIT A

Form of Class A Certificate

EXHIBIT B

Form of Class M Certificate

EXHIBIT C

Form of Class B Certificate

EXHIBIT D

Form of Residual Certificate

EXHIBIT E

Form of Class ES Certificate

EXHIBIT F

Form of Class X Certificate

EXHIBIT G

Form of Independent Accountant’s Report

EXHIBIT H

Form of Initial Certification of Custodian

EXHIBIT I

Form of Final Certification of Custodian

EXHIBIT J

Transfer Affidavit

EXHIBIT K

Form of Transferor Certificate

EXHIBIT L

Custodial Fee Schedule

EXHIBIT M

Form of Rule 144A Letter

EXHIBIT N

Request for Release

EXHIBIT O

Officer’s Certificate with Respect to Principal Prepayments

EXHIBIT P

Form of Servicer Report

EXHIBIT Q

Form of Swap Agreement

EXHIBIT R

Form of Subsequent Transfer Agreement

SCHEDULE I

Mortgage Loan Schedule

SCHEDULE IIA

Representations and Warranties of Seller

SCHEDULE IIB

Representations and Warranties of Servicer – SLS

SCHEDULE IIC

Representations and Warranties of Wells Fargo

SCHEDULE III

Class A-4 Trigger Event Schedule

SCHEDULE IV

Fixed Swap Payment Schedule

SCHEDULE V

SLS Document Submission

THIS POOLING AND SERVICING AGREEMENT, dated as of December 1, 2005, among BEAR STEARNS ASSET BACKED SECURITIES I LLC, as the depositor (the “Depositor”), TERWIN ADVISORS LLC, as the Seller (the “Seller”), U.S. BANK NATIONAL ASSOCIATION, as trustee (the “Trustee”), WELLS FARGO BANK, N.A., as master servicer (the “Master Servicer”), as securities administrator (the “Securities Administrator”), as backup servicer (the “Backup Servicer”) and in its capacity as Securities Administrator, as swap administrator (the “Swap Administrator”) and SPECIALIZED LOAN SERVICING LLC, as servicer (“SLS” or the “Servicer”).

WITNESSETH THAT

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

As provided herein, the Securities Adminstrator, on behalf of the Trustee, shall elect that the Trust Fund (exclusive of the Swap Agreement, the Swap Account and the Prefunding Account (collectively, the “Excluded Trust Property”)) be treated for federal income tax purposes as comprising three real estate mortgage investment conduits (each a “REMIC” or, in the alternative, the “Subsidiary REMIC,” the “Middle REMIC,” and the “Master REMIC.”  For purposes of the REMIC Provisions, each Certificate (other than the Class R Certificate) represents ownership of a regular interest in the Master REMIC.  In addition, the LIBOR Certificates represent the right to receive payments pursuant to contractual arrangements as described in Section 9.21 of this Agreement.  The Class R Certificate represents ownership of the sole class of residual interest in each of the Subsidiary REMIC, the Middle REMIC, and the Master REMIC for purposes of the REMIC Provisions.  The Master REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the Middle REMIC, other than the Class MT-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the Middle REMIC.  The Middle REMIC shall hold as its assets the several classes of uncertificated Lower Tier Interests in the Subsidiary REMIC, other than the Class LT-R Interest, and each such Lower Tier Interest is hereby designated as a regular interest in the Subsidiary REMIC.  The Subsidiary REMIC shall hold as its assets the property of the Trust Fund other than (i) the Lower Tier Interests in the Subsidiary REMIC and Middle REMIC and (ii) the Excluded Trust Property.  The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the 36th month following the month of the scheduled maturity of the Mortgage Loan held in the Trust Fund as of the Closing Date having the latest maturity date.

The Subsidiary REMIC

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of the Subsidiary REMIC Lower Tier Interests, each of which (other than the LT-R interest) is hereby designated as a regular interest in the Subsidiary REMIC (the “the Subsidiary REMIC Regular Interests”):

Class Designation	Initial Principal Balance	Interest Rate
LT-A	$ 9,058,401.00	(1)
LT-F1	$ 6,264,421.50	(2)
LT-V1	$ 6,264,421.50	(3)
LT-F2	$ 6,043,586.00	(2)
LT-V2	$ 6,043,586.00	(3)
LT-F3	$ 5,830,301.00	(2)
LT-V3	$ 5,830,301.00	(3)
LT-F4	$ 5,624,541.50	(2)
LT-V4	$ 5,624,541.50	(3)
LT-F5	$ 5,426,042.00	(2)
LT-V5	$ 5,426,042.00	(3)
LT-F6	$ 5,234,547.50	(2)
LT-V6	$ 5,234,547.50	(3)
LT-F7	$ 5,049,810.00	(2)
LT-V7	$ 5,049,810.00	(3)
LT-F8	$ 4,871,591.00	(2)
LT-V8	$ 4,871,591.00	(3)
LT-F9	$ 4,699,661.00	(2)
LT-V9	$ 4,699,661.00	(3)
LT-F10	$ 4,533,797.00	(2)
LT-V10	$ 4,533,797.00	(3)
LT-F11	$ 4,373,787.00	(2)
LT-V11	$ 4,373,787.00	(3)
LT-F12	$ 4,219,422.50	(2)
LT-V12	$ 4,219,422.50	(3)
LT-F13	$ 4,070,505.50	(2)
LT-V13	$ 4,070,505.50	(3)
LT-F14	$ 3,926,843.00	(2)
LT-V14	$ 3,926,843.00	(3)
LT-F15	$ 3,788,249.50	(2)
LT-V15	$ 3,788,249.50	(3)
LT-F16	$ 3,654,548.00	(2)
LT-V16	$ 3,654,548.00	(3)
LT-F17	$ 3,525,563.00	(2)
LT-V17	$ 3,525,563.00	(3)
LT-F18	$ 3,401,130.50	(2)
LT-V18	$ 3,401,130.50	(3)
LT-F19	$ 4,799,143.50	(2)
LT-V19	$ 4,799,143.50	(3)
LT-F20	$ 4,819,691.50	(2)
LT-V20	$ 4,819,691.50	(3)
LT-F21	$ 3,198,715.50	(2)
LT-V21	$ 3,198,715.50	(3)
LT-F22	$ 2,669,916.50	(2)
LT-V22	$ 2,669,916.50	(3)
LT-F23	$ 2,575,661.00	(2)
LT-V23	$ 2,575,661.00	(3)
LT-F24	$ 2,484,732.50	(2)
LT-V24	$ 2,484,732.50	(3)
LT-F25	$ 2,397,014.00	(2)
LT-V25	$ 2,397,014.00	(3)
LT-F26	$ 2,312,391.50	(2)
LT-V26	$ 2,312,391.50	(3)
LT-F27	$ 2,230,756.50	(2)
LT-V27	$ 2,230,756.50	(3)
LT-F28	$ 2,152,002.00	(2)
LT-V28	$ 2,152,002.00	(3)
LT-F29	$ 2,076,028.50	(2)
LT-V29	$ 2,076,028.50	(3)
LT-F30	$ 2,002,736.50	(2)
LT-V30	$ 2,002,736.50	(3)
LT-F31	$ 1,932,031.50	(2)
LT-V31	$ 1,932,031.50	(3)
LT-F32	$ 1,884,554.50	(2)
LT-V32	$ 1,884,554.50	(3)
LT-F33	$ 1,989,156.50	(2)
LT-V33	$ 1,989,156.50	(3)
LT-F34	$ 1,833,908.00	(2)
LT-V34	$ 1,833,908.00	(3)
LT-F35	$ 1,662,327.00	(2)
LT-V35	$ 1,662,327.00	(3)
LT-F36	$ 1,603,638.50	(2)
LT-V36	$ 1,603,638.50	(3)
LT-F37	$ 1,546,602.00	(2)
LT-V37	$ 1,546,602.00	(3)
LT-F38	$ 1,492,013.50	(2)
LT-V38	$ 1,492,013.50	(3)
LT-F39	$ 1,439,350.50	(2)
LT-V39	$ 1,439,350.50	(3)
LT-F40	$ 1,388,653.00	(2)
LT-V40	$ 1,388,653.00	(3)
LT-F41	$ 1,339,635.00	(2)
LT-V41	$ 1,339,635.00	(3)
LT-F42	$ 1,292,347.00	(2)
LT-V42	$ 1,292,347.00	(3)
LT-F43	$ 1,246,728.00	(2)
LT-V43	$ 1,246,728.00	(3)
LT-F44	$ 1,202,719.00	(2)
LT-V44	$ 1,202,719.00	(3)
LT-F45	$ 1,160,263.50	(2)
LT-V45	$ 1,160,263.50	(3)
LT-F46	$ 1,119,306.50	(2)
LT-V46	$ 1,119,306.50	(3)
LT-F47	$ 1,079,794.50	(2)
LT-V47	$ 1,079,794.50	(3)
LT-F48	$ 1,041,677.50	(2)
LT-V48	$ 1,041,677.50	(3)
LT-F49	$ 1,004,906.00	(2)
LT-V49	$ 1,004,906.00	(3)
LT-F50	$ 969,432.00	(2)
LT-V50	$ 969,432.00	(3)
LT-F51	$ 935,210.00	(2)
LT-V51	$ 935,210.00	(3)
LT-F52	$ 902,196.00	(2)
LT-V52	$ 902,196.00	(3)
LT-F53	$ 876,507.50	(2)
LT-V53	$ 876,507.50	(3)
LT-F54	$ 845,385.00	(2)
LT-V54	$ 845,385.00	(3)
LT-F55	$ 815,367.00	(2)
LT-V55	$ 815,367.00	(3)
LT-F56	$ 786,468.50	(2)
LT-V56	$ 786,468.50	(3)
LT-F57	$ 973,276.00	(2)
LT-V57	$ 973,276.00	(3)
LT-F58	$ 7,985,552.00	(2)
LT-V58	$ 7,985,552.00	(3)
LT-F59	$ 442,189.50	(2)
LT-V59	$ 442,189.50	(3)
LT-F60	$ 11,925,167.50	(2)
LT-V60	$ 11,925,167.50	(3)
LT-R	(4)	(4)
LT-Subs-IO	(5)	(5)

(1)

For any Distribution Date (and the related Accrual Period) the interest rate for the Class LT-A Interest shall be the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period; provided that, for the first two Distribution Dates, no Subsequent Mortgage Loan shall be included in such weighted average and the amount in the Prefunding Account shall be treated as being invested in a Mortgage Loan with a Net Mortgage Rate of zero (the “REMIC WAC Rate”).

(2)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these Lower Tier Interests shall be the lesser of (i) the product of (a) the per annum rate set forth for such Distribution Date on Schedule IV (the “Fixed Swap Payment Rate”) and (b) 2, and (ii) the product of (a) the REMIC WAC Rate and (b) 2.

(3)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these Lower Tier Interests shall be the excess, if any, of (i) the product of (a) the REMIC WAC Rate and (b) 2, over (ii) the product of (a) the Fixed Swap Payment Rate and (b) 2.

(4)

The Class LT-R interest shall not have a principal amount and shall not bear interest.  The Class LT-R interest is hereby designated as the sole class of residual interest in the Subsidiary REMIC.

(5)

This interest shall be on an interest-only interest and shall be entitled to receive any interest payable on the Subsequent Mortgage Loans on the first two Distribution Dates.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall first pay or charge as an expense of the Subsidiary REMIC all expenses of the Trust Fund for such Distribution Date, other than any expenses in respect of the Swap Agreement.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the Interest Funds (net of expenses described in the preceding paragraph) with respect to each of the interests in the Subsidiary REMIC based on the above-described interest rates.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the Principal Funds with respect to the interests in the Subsidiary REMIC, first to the Class LT-A Interest until its principal balance is reduced to zero, and then sequentially, to the other interests in the Subsidiary REMIC in ascending order of their numerical class designation, and, with respect to each pair of classes having the same numerical designation, in equal amounts to each such class, until the principal balance of each such class is reduced to zero.  All losses on the Mortgage Loans shall be allocated among the interests in the Subsidiary REMIC in the same manner that principal distributions are allocated.  On each Distribution Date, the Securities Administrator shall distribute the Prepayment Premiums collected during the preceding Prepayment Period to the Class LT-V60 Lower Tier Interest.

Middle REMIC

The following table sets forth the designations, principal balances and interest rates for each interest in the Middle REMIC, each of which (other than the Class MT-R interest) is hereby designated as a regular interest in the Middle REMIC (the “Middle REMIC Regular Interests”):

Middle REMIC Lower Tier Class Designation	Middle REMIC Lower Tier Interest Rate	Initial Class Principal Amount	Corresponding Class of Certificate(s)
Class MT-A1	(1)	Corresponding Class Principal Balance	A-1
Class MT-A2	(1)	Corresponding Class Principal Balance	A-2
Class MT-A3	(1)	Corresponding Class Principal Balance	A-3
Class MT-A4	(1)	Corresponding Class Principal Balance	A-4
Class MT-M1	(1)	Corresponding Class Principal Balance	M-1
Class MT-M2	(1)	Corresponding Class Principal Balance	M-2
Class MT-M3	(1)	Corresponding Class Principal Balance	M-3
Class MT-M4	(1)	Corresponding Class Principal Balance	M-4
Class MT-M5	(1)	Corresponding Class Principal Balance	M-5
Class MT-M6	(1)	Corresponding Class Principal Balance	M-6
Class MT-B1	(1)	Corresponding Class Principal Balance	B-1
Class MT-B2	(1)	Corresponding Class Principal Balance	B-2
Class MT-B3	(1)	Corresponding Class Principal Balance	B-3
Class MT-B4	(1)	Corresponding Class Principal Balance	B-4
Class MT-B5	(1)	Corresponding Class Principal Balance	B-5
Class MT-B6	(1)	Corresponding Class Principal Balance	B-6
Class MT-IO	(2)	(2)	N/A
Class MT-R	(3)	(3)	R
Class MT-Subs-IO	(4)	(4)	N/A

___________________________

(1)

For any Distribution Date (and the related Accrual Period) the interest rate for each of these Lower Tier Interests in the Middle REMIC is a per annum rate equal to the weighted average of the interest rates of the interests in the Subsidiary REMIC other than any interest that is an interest-only interest and the Class LT-R interest for such Distribution Date, provided, however, that for any Distribution Date on which the Class MT-IO Interest is entitled to a portion of the interest accruals on an interest in the Subsidiary REMIC having an “F” in its class designation, as described in footnote three below, such weighted average shall be computed by first subjecting the rate on such interest in the Subsidiary REMIC to a cap equal to Swap LIBOR for such Distribution Date.

(2)

The Class MT-IO is an interest only class that does not have a principal balance.  For only those Distribution Dates listed in the first column in the table below, the Class MT-IO shall be entitled to interest accrued on the interest in the Subsidiary REMIC listed in second column in the table below at a per annum rate equal to the excess, if any, of (i) the interest rate for such interest in the Subsidiary REMIC for such Distribution Date over (ii) Swap LIBOR for such Distribution Date.

Distribution Dates	REMIC 2 Class Designation
1	Class LT-F1
1-2	Class LT-F2
1-3	Class LT-F3
1-4	Class LT-F4
1-5	Class LT-F5
1-6	Class LT-F6
1-7	Class LT-F7
1-8	Class LT-F8
1-9	Class LT-F9
1-10	Class LT-F10
1-11	Class LT-F11
1-12	Class LT-F12
1-13	Class LT-F13
1-14	Class LT-F14
1-15	Class LT-F15
1-16	Class LT-F16
1-17	Class LT-F17
1-18	Class LT-F18
1-19	Class LT-F19
1-20	Class LT-F20
1-21	Class LT-F21
1-22	Class LT-F22
1-23	Class LT-F23
1-24	Class LT-F24
1-25	Class LT-F25
1-26	Class LT-F26
1-27	Class LT-F27
1-28	Class LT-F28
1-29	Class LT-F29
1-30	Class LT-F30
1-31	Class LT-F31
1-32	Class LT-F32
1-33	Class LT-F33
1-34	Class LT-F34
1-35	Class LT-F35
1-36	Class LT-F36
1-37	Class LT-F37
1-38	Class LT-F38
1-39	Class LT-F39
1-40	Class LT-F40
1-41	Class LT-F41
1-42	Class LT-F42
1-43	Class LT-F43
1-44	Class LT-F44
1-45	Class LT-F45
1-46	Class LT-F46
1-47	Class LT-F47
1-48	Class LT-F48
1-49	Class LT-F49
1-50	Class LT-F50
1-51	Class LT-F51
1-52	Class LT-F52
1-53	Class LT-F53
1-54	Class LT-F54
1-55	Class LT-F55
1-56	Class LT-F56
1-57	Class LT-F57
1-58	Class LT-F58
1-59	Class LT-F59
1-60	Class LT-F60

(3)

The Class MT-R interest is the sole class of residual interests in the Middle REMIC.  It does not have an interest rate or a principal balance.

(4)

This interest shall be entitled to receive on each Distribution Date the amount distributable on such Distribution Date on the Class LT-Subs-IO interest.

On each Distribution Date, interest shall be distributed on the Lower Tier Interests in the Middle REMIC based on the above-described interest rates.

On each Distribution Date principal shall be distributed, and Realized Losses shall be allocated:

i.

First, to the Class MT-A1, Class MT-A2, Class MT-A3, Class MT-A4, Class MT-M1, Class MT-M2, Class MT-M3, Class MT-M4, Class MT-M5, Class MT-M6, Class MT-B1, Class MT-B2, Class MT-B3, Class MT-B4, Class MT-B5 and Class MT-B6 Interests until the principal balance of each such Interest equals the Class Principal Balance of the Corresponding Class of Certificates immediately after such Distribution Date; and

ii.

Second, to the Class MT-Q Interests, any remaining amounts.

On each Distribution Date, the Securities Administrator shall be deemed to have distributed the Prepayment Premiums passed through with respect to the Class LT-V60 Lower Tier Interest in the Subsidiary REMIC on such Distribution Date to the Class MT-IO Interest.

The Master REMIC

The following table sets forth (or describes) the Class designation, Pass-Through Rate, Initial Class Principal Balance, and minimum Denomination for each Class of Certificates.  Each Class of Certificates represent interests in the Master REMIC.

Class Designation	Initial Class Principal Balance	Pass Through Rate	Minimum Denominations or Percentage Interest	Integral Multiples in Excess of Minimum
Class A-1	$150,852,000	(1)	$25,000	$1
Class A-2	$75,873,000	(1)	$25,000	$1
Class A-3	$56,920,000	(1)	$25,000	$1
Class A-4	$40,475,000	(1)	$25,000	$1
Class M-1	$7,276,000	(1)	$25,000	$1
Class M-2	$5,148,000	(1)	$25,000	$1
Class M-3	$2,131,000	(1)	$25,000	$1
Class M-4	$2,130,000	(1)	$25,000	$1
Class M-5	$1,775,000	(1)	$25,000	$1
Class M-6	$1,065,000	(1)	$25,000	$1
Class B-1	$1,243,000	(1)	$25,000	$1
Class B-2	$1,243,000	(1)	$25,000	$1
Class B-3	$1,243,000	(2)	$25,000	$1
Class B-4	$2,485,000	(2)	$25,000	$1
Class B-5	$2,840,000	(2)	$25,000	$1
Class B-6	$2,306,301	(2)	$25,000	$1
Class P-X	(3)	(4)	10%	10%
Class M-X	(5)	(6)	10%	10%
Class B-X	(7)	(8)	10%	10%
Class R	$100	(9)	$100	N.A.

__________________

(1)

The Pass-Through Rate for the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates will equal the least of (1) the Certificate Index plus the applicable Certificate Margin, (2) the Net WAC Rate and (3) the Maximum Rate Cap, in each case, for such Distribution Date.  For purposes of compliance with the REMIC Provisions, any interest payable on this Class of Certificates in excess of the REMIC Maximum Rate shall be treated as having been paid pursuant to the cap contract described in Section 9.21 hereof; on any Distribution Date on which the Pass-Through Rate on a Class of LIBOR Certificates is based on the Net WAC Rate, the amount of interest that would have accrued on such Class of Certificates if the Middle REMIC Net Funds Cap were substituted for the Net WAC Rate shall be treated as having been paid by the holders of the applicable Class of LIBOR Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section  9.21 hereof.

(2)

The Pass-Through Rate for the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will equal the lesser of (1) the Net WAC Rate for such Distribution Date and (2) the Maximum Rate Cap for such Distribution Date.  For purposes of compliance with the REMIC Provisions, the amount of interest that would have accrued on the Class B-3, Class B-4, Class B-5 or Class B-6 Certificates if the Middle REMIC Net Funds Cap were substituted for the Net WAC Rate shall be treated as having been paid by such Certificateholders to the Supplemental Interest Trust, all pursuant to and as further provided in Section  9.21 hereof.

(3)

The Class P-X Certificates will bear interest on the Class P-X Notional Amount, which, on any Distribution Date, will equal the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on such Distribution Date, prior to giving effect to distributions on such date.

(4)

The Pass-Through Rate for the Class P-X Certificates will be equal to the excess, if any, of (a) the Net WAC Rate for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days). For purposes of compliance with the REMIC Provisions, the REMIC regular interest in the Master REMIC corresponding to this Class of Certificates shall bear interest at rate equal to the excess, if any, of (a) the Middle REMIC Net Funds Cap for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days) determined by substituting the Middle REMIC Net Funds Cap for the Net Funds Cap in each such Pass-Through Rate.  The excess of the amount of interest that accrues on such corresponding REMIC regular interest in excess of the amount of interest that accrues on this Class of Certificates shall be treated as having been paid by the holders of the such Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section  9.21 hereof.

(5)

The Class M-X Certificates will bear interest on the Class M-X Notional Amount, which, on any Distribution Date, will equal the aggregate Class Principal Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates on such Distribution Date, prior to giving effect to distributions on such date.

(6)

The Pass-Through Rate for the Class M-X Certificates will be equal to the excess, if any, of (a) the Net WAC Rate for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days). For purposes of compliance with the REMIC Provisions, the REMIC regular interest in the Master REMIC corresponding to this Class of Certificates shall bear interest at rate equal to the excess, if any, of (a) the Middle REMIC Net Funds Cap for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days) determined by substituting the Middle REMIC Net Funds Cap for the Net Funds Cap in each such Pass-Through Rate.  The excess of the amount of interest that accrues on such corresponding REMIC regular interest in excess of the amount of interest that accrues on this Class of Certificates shall be treated as having been paid by the holders of the such Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section  9.21 hereof.

(7)

The Class B-X Certificates will bear interest on the Class B-X Notional Amount, which, on any Distribution Date, will equal the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates on such Distribution Date, prior to giving effect to distributions on such date.

(8)

The Pass-Through Rate for the Class B-X Certificates will be equal to the excess, if any, of (a) the Net WAC Rate for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class B-1 and Class B-2 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days). For purposes of compliance with the REMIC Provisions, the REMIC regular interest in the Master REMIC corresponding to this Class of Certificates shall bear interest at rate equal to the excess, if any, of (a) the Middle REMIC Net Funds Cap for such Distribution Date over (b) the weighted average of the Pass-Through Rates for the Class B-1 and Class B-2 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days) determined by substituting the Middle REMIC Net Funds Cap for the Net Funds Cap in each such Pass-Through Rate.  The excess of the amount of interest that accrues on such corresponding REMIC regular interest in excess of the amount of interest that accrues on this Class of Certificates shall be treated as having been paid by the holders of the such Class of Certificates to the Supplemental Interest Trust, all pursuant to and as further provided in Section  9.21 hereof.

(9)

The Class R Certificates will not accrue interest and are the Class of certificates representing the residual interest in each REMIC created under the pooling and servicing agreement..

Set forth below are designations of Classes of Certificates to the categories used herein:

Book Entry Certificates	All Classes of Certificates other than the Physical Certificates.
Class A Certificates	The Class A-1, Class A-2, Class A-3 and Class A-4 Certificates.
Class B Certificates	The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.
Class M Certificates	The Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates.
Class R Certificates	The Class R Certificates.
Interest-Only Certificates	The Class P-X, Class M-X and Class B-X Certificates
ERISA Restricted Certificates	The Class P-X, Class M-X, Class B-X, Class B-4, Class B-5, Class B-6 and Class R Certificates and any other class of Certificates whose rating is below investment grade at the time of its acquisition.
LIBOR Certificates	The Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1 and Class B-2 Certificates.
Net WAC Certificates	The Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.
Physical Certificates	The Interest-Only and Class R Certificates.
Rating Agencies	S&P & Moody’s
Regular Certificates	The Class A, Class M, Class B and Interest-Only Certificates.
Residual Certificates	The Class R Certificates.
Senior Certificates	The Class A, Class P-X and Class R Certificates.
Subordinate Certificates	The Class M, Class B, Class M-X and Class B-X Certificates.

ARTICLE I

DEFINITIONS

SECTION 1.01

Definitions.

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Master Servicing Practices:  With respect to any Mortgage Loan, either (x) those customary mortgage loan master servicing practices of prudent mortgage servicing institutions that master service mortgage loans of the same type and quality as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located, to the extent applicable to the Master Servicer (except in its capacity as successor to the Servicer), or (y) as provided in Section 4.01 hereof, but in no event below the standard set forth in clause (x).

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accrual Period:  With respect to the LIBOR Certificates and any Distribution Date, the period from and including the preceding Distribution Date (or from the Closing Date in the case of the first Distribution Date) to and including the day prior to such Distribution Date; and, with respect to the Net WAC and Interest-Only Certificates and any Distribution Date, the calendar month preceding the month in which such Distribution Date occurs.  With respect to the Interest-Only Certificates and any Distribution Date, the 25th day of the calendar month immediately preceding the month in which the related Distribution Date occurs to the 24th day of the month of such Distribution Date.

Adjustable Rate Mortgage Loan:  A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate which is adjustable.

Adjustment Date:  As to each Adjustable Rate Mortgage Loan, each date on which the related Mortgage Rate is subject to adjustment, as provided in the related Mortgage Note.

Advance:  The payment required to be made by the Servicer with respect to any Distribution Date pursuant to Section 3.21.

Advance Facility:  As defined in Section 3.22(a) herein.

Advance Facility Notice:  As defined in Section 3.22(b) herein.

Advance Financing Person:  As defined in Section 3.22(b) herein.

Advance Reimbursement Amounts:  As defined in Section 3.22(a) herein.

Aggregate Collateral Balance:  As of any date of determination, will be equal to the Aggregate Loan Balance plus the amount, if any, then on deposit in the Prefunding Account; provided that the Aggregate Collateral Balance as of the Initial Cut-off Date will include the Prefunded Amount.

Aggregate Loan Balance:  As of any date of determination, will be equal to the aggregate of the Stated Principal Balances of the Mortgage Loans, except as otherwise provided herein, as of the last day of the related Collection Period.

Aggregate Subsequent Transfer Amount:  With respect to any Subsequent Transfer Date, the aggregate Stated Principal Balances as of the applicable Cut-off Date of the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date, as listed on the revised Mortgage Loan Schedule delivered pursuant to Section 2.01(e); provided, however, that such amount shall not exceed the amount on deposit in the Prefunding Account.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Allocable Share: With respect to any Class of Subordinate Certificates on any Distribution Date, such Class's pro rata share (based on the Class Principal Balance of each Class entitled thereto) of the Subordinate Optimal Principal Distribution Amount; provided, that, except as set forth below, no Class of Subordinate Certificates (other than the Class of Subordinate Certificates outstanding with the lowest numerical designation) shall be entitled on any Distribution Date to receive distributions pursuant to clauses (2), (3) and (5) of the definition of Subordinate Optimal Principal Distribution Amount unless the Subordinate Class Prepayment Distribution Trigger for the related Class is satisfied for such Distribution Date.

Notwithstanding the foregoing, if on any Distribution Date, the Class Principal Balance of any Class of Subordinate Certificates for which the related Subordinate Class Prepayment Distribution Trigger was satisfied on such Distribution Date is reduced to zero, any amounts distributable to such Class pursuant to clauses (2) and (4) of the definition of Subordinate Optimal Principal Distribution Amount, to the extent of such Class's remaining Allocable Share, shall be distributed to the remaining Classes of Subordinate Certificates in reduction of their respective Class Principal Balances, sequentially, in the order of their numerical class designations.

Amounts For Future Distribution:  As to any Distribution Date, the aggregate amount held in the related Collection Account (with respect to the Servicer) or the Master Servicer Collection Account (with respect to the Master Servicer) at the close of business on the immediately preceding Determination Date on account of (i) all Scheduled Payments or portions thereof received in respect of the Mortgage Loans due after the related Collection Period and (ii) Principal Prepayments received in respect of the Mortgage Loans after the last day of the related Prepayment Period and Liquidation Proceeds received in respect of the Mortgage Loans after the last day of the related Collection Period.

Ancillary Income:  All income derived from the Mortgage Loans, other than Servicing Fees, including but not limited to, late charges, fees received with respect to checks or bank drafts returned by the related bank for non sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, including investment income on the applicable Collection Account.  Ancillary Income does not include any Prepayment Premiums.

Appraised Value:  The amount set forth in an appraisal made in connection with the origination of the related Mortgage Loan as the value of the Mortgaged Property.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

Available Funds:  For any Distribution Date, the sum of Interest Funds and Principal Funds for such Distribution Date.

Backup Servicer:  Wells Fargo, or its permitted successor in interest or assignee or any successor Backup Servicer appointed pursuant to the provisions hereof.

Balloon Loan:  Any Mortgage Loan that, by its terms, does not fully amortize the principal balance thereof by its stated maturity and thus requires a payment at the stated maturity larger than the monthly payments due thereunder.

Bankruptcy Code:  The United States Bankruptcy Reform Act of 1978, as amended.

Basis Risk Shortfall:  With respect to a Distribution Date and any Class of LIBOR Certificates, in the event that the Pass-Through Rate for such Class is based upon the Net WAC Rate, the sum of (i) the excess of (a) the amount of interest that such Class would have been entitled to receive on such Distribution Date had interest on such Class accrued at the lesser of (x) the Certificate Index plus the applicable Certificate Margin and (y) the Maximum Rate Cap, over (b) the amount of interest payable on such Class on such Distribution Date based on the Net WAC Rate and (ii) any Basis Risk Shortfall unpaid on prior Distribution Dates together with interest accrued thereon at the rate described in clause (i)(a) of this definition.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the City of New York, New York, the city in which the Corporate Trust Office of the Trustee or the Paying Agent is located or financial and savings and loan institutions in the States of California, Colorado Minnesota or Maryland are authorized or obligated by law or executive order to be closed.

Carryforward Interest:  For any Class of Certificates (other than the Class R Certificates) and Distribution Date, the sum of (1) the amount, if any, by which (x) the sum of (A) Current Interest for such Class for the immediately preceding Distribution Date and (B) any unpaid Carryforward Interest from the immediately preceding Distribution Date exceeds (y) the amount paid in respect of interest on such Class on such immediately preceding Distribution Date, and (2) interest on such amount for the related Accrual Period at the applicable Pass-Through Rate for such Distribution Date.

Certificate:  Any one of the Certificates executed by the Certificate Registrar on behalf of the Trust in substantially the forms attached hereto as exhibits.

Certificate Balance: With respect to any Certificate at any date, other than a Class P-X, Class M-X and Class B-X Certificate, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and reduced by any Realized Losses allocated to such Class on prior Distribution Dates pursuant to Section 5.02(a) plus the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 5.02(b).

Certificate Index:  With respect to each Distribution Date, the rate for one month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 a.m., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates.  If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Securities Administrator after consultation with the Servicer), the rate will be the Reference Bank Rate. If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date.  On the Interest Determination Date immediately preceding each Distribution Date (or the next Business Day if such Interest Determination Date is not a Business Day), the Securities Administrator shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date.

Certificate Margin:  As to each Class of LIBOR Certificates, the applicable amount set forth below:

Class of LIBOR Certificates	Certificate Margin

A-1	0.13%
A-2	0.26%
A-3	0.37%
A-4	0.45%
M-1	0.50%
M-2	0.62%
M-3	0.70%
M-4	0.90%
M-5	1.25%
M-6	1.50%
B-1	1.80%
B-2	1.80%

Certificate Owner:  (i) With respect to a Book Entry Certificate, the beneficial owner of such Book Entry Certificate, (ii) with respect to a Physical Certificate, the Holder of such Physical Certificate.

Certificate Register:  The register maintained pursuant to Section 6.02(a).

Certificate Registrar:  The certificate registrar appointed pursuant to Section 6.02(a).

Certificateholder or Holder:  The person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of or beneficially owned by the Depositor, the Seller, the Master Servicer, the Servicer, the Backup Servicer, the Trustee, the Securities Administrator or any Affiliate thereof shall be deemed not to be outstanding and the Voting Rights to which it is entitled shall not be taken into account in determining whether the requisite percentage of Voting Rights necessary to effect any such consent has been obtained, except as otherwise provided in Section 11.01.  The Trustee, the Securities Administrator and the Certificate Registrar may conclusively rely upon a certificate of the Depositor, the Seller, the Master Servicer, the Servicer, the Securities Administrator or the Backup Servicer in determining whether a Certificate is held by an Affiliate thereof.  All references herein to “Holders” or “Certificateholders” shall reflect the rights of Certificate Owners as they may indirectly exercise such rights through the Depository and participating members thereof, except as otherwise specified herein; provided, however, that the Trustee, the Securities Administrator and the Certificate Registrar shall be required to recognize as a “Holder” or “Certificateholder” only the Person in whose name a Certificate is registered in the Certificate Register.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class A-4 Trigger Event: A Class A-4 Trigger Event will have occurred on any Distribution Date if the fraction, expresses as a percentage, (a) the numerator of which is cumulative Realized Losses on the Mortgage Loans as of the end of the preceding calendar month and (b) the denominator of which is the sum of (i) the Stated Principal Balance of the Mortgage Loans as of the Initial Cut-off Date and (ii) the Prefunded Amount, exceeds the percentage set forth for such Distribution Date on Schedule III hereto.

Class B-X Notional Amount: For any Distribution Date, the aggregate Class Principal Balance of the Class B-1 and Class B-2 Certificates on such Distribution Date, prior to giving effect to distributions on such date.

Class Principal Balance:  With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class R Certificate:  A Certificate representing the residual interest in each REMIC formed hereby.

Class Notional Amount: The Class P-X Notional Amount, the Class M-X Notional Amount or the Class B-X Notional Amount.

Class M-X Notional Amount: For any Distribution Date, the aggregate Class Principal Balance of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates on such Distribution Date, prior to giving effect to distributions on such date.

Class P-X Notional Amount: For any Distribution Date, the aggregate Class Principal Balance of the Class A-1, Class A-2, Class A-3 and Class A-4  Certificates on such Distribution Date, prior to giving effect to distributions on such date.

Closing Date:  December 28, 2005.

Code:  The Internal Revenue Code of 1986, as the same may be amended from time to time (or any successor statute thereto).

Collection Account:  The accounts established and maintained by the Servicer in accordance with Section 3.06.

Collection Period:  With respect to any Distribution Date, the period commencing on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Commission: The Securities and Exchange Commission.

Compensating Interest Payment:  For any Distribution Date and the Mortgage Loans serviced by the Servicer, the lesser of (i) one-half of the aggregate Servicing Fee payable to the Servicer on such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall, if any, for the related Prepayment Period.

Coop Shares:  Shares issued by a Cooperative Corporation.

Cooperative Corporation:  The entity that holds title (fee or an acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

Cooperative Loan:  Any Mortgage Loan secured by Coop Shares and a Proprietary Lease.

Cooperative Property:  The real property and improvements owned by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

Cooperative Unit:  A single family dwelling located in a Cooperative Property.

Corporate Trust Office:  With respect to (a) the Trustee, the corporate trust office at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attn:  Corporate Trust Structured Finance, Terwin Mortgage Trust 2005-18ALT, or at such other address as the Trustee may designate from time to time by notice to the Certificateholders, the Depositor, the Seller, the Master Servicer, the Securities Administrator, the Backup Servicer and the Servicer and (b) the Securities Administrator, the Backup Servicer, the Certificate Registrar and the Paying Agent, the principal corporate trust office at which at any particular time its corporate trust business in connection with this Agreement shall be administered, which office at the date of the execution of this instrument is located at (a) for Certificate transfer purposes, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services-TMTS 2005-18ALT, and (b) for all other purposes, 9062 Old Annapolis Road, Columbia, Maryland 21045, Attn: Client Manager-TMTS 2005-18ALT, or at such other address as the Securities Administrator may designate from time to time by notice to the Certificateholders, the Trustee, the Depositor, the Seller, the Master Servicer, the Servicer, the Backup Servicer  and the Paying Agent.

Current Interest:  For any interest bearing Class of Certificates and Distribution Date, the amount of interest accruing at the applicable Pass-Through Rate on the related Class Principal Balance or Class Notional Amount, of such Class during the related Accrual Period; provided, that if and to the extent that on any Distribution Date the Available Funds is less than the aggregate distributions required pursuant to Section 5.01(a) without regard to this proviso as a result of Interest Shortfalls, then the Current Interest on each Class will be reduced, on a pro rata basis in proportion to the amount of Current Interest for each Class without regard to this proviso, by such Interest Shortfalls for such Distribution Date.

Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodial Agreement:  The custodial agreement, dated as of December 1, 2005, among the Trustee, the Depositor, the Custodian, the Master Servicer, the Securities Administrator, the Backup Servicer and the Servicer.

Custodian:  Deutsche Bank National Trust Company, as custodian, or its successor in interest.

Custodian Fee:  The fee payable to the Custodian as set forth in Exhibit L.

Cut-off Date:  For any Initial Mortgage Loan, the Initial Cut-off Date.  For any Subsequent Mortgage Loan, the applicable Subsequent Cut-off Date.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Defective Mortgage Loan:  Any Mortgage Loan which is required to be repurchased pursuant to Section 2.02 or 2.03.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book Entry Certificate pursuant to Section 6.02(f).

Deleted Mortgage Loan:  A Mortgage Loan removed from the Trust Fund pursuant to Section 2.03.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance” or the “Initial Notional Amount” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor: Bear Stearns Asset Backed Securities I LLC, a Delaware limited liability company, or its successor in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to any Distribution Date, the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

Disqualified Organization:  A “disqualified organization” under Section 860E of the Code, which as of the Closing Date is any of:  (i) the United States, any State or political subdivision thereof, any foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (ii) any organization (other than a cooperative described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code unless such organization is subject to the tax imposed by Section 511 of the Code, (iii) any organization described in Section 1381(a)(2)(C) of the Code, (iv) an “electing large partnership” within the meaning of Section 775 of the Code or (v) any other Person so designated by the Depositor and the Certificate Registrar based upon an Opinion of Counsel provided by nationally recognized counsel to the Certificate Registrar that the holding of an ownership interest in a Residual Certificate by such Person may cause the Trust Fund or any Person having an ownership interest in any Class of Certificates (other than such Person) to incur liability for any federal tax imposed under the Code that would not otherwise be imposed but for the transfer of an ownership interest in the Residual Certificate to such Person. A corporation will not be treated as an instrumentality of the United States or of any state or political subdivision thereof, if all of its activities are subject to tax and, a majority of its board of directors is not selected by a governmental unit. The term “United States”, “State” and “international organizations” shall have the meanings set forth in Section 7701 of the Code.

Distribution Account:  The separate trust account or accounts created and maintained by the Securities Administrator on behalf of the Trustee pursuant to Section 3.06 hereof in the name of the Trustee for the benefit of the Certificateholders and designated “Distribution Account, U.S. Bank National Association, as Trustee, in trust for the registered Certificateholders of Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, TMTS Series 2005-18ALT” and which must be an Eligible Account.

Distribution Date:  The 25th day of each month or if such day is not a Business Day, the first Business Day thereafter, in each case commencing in January 2006.

Due Date:  With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due, which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the day in such calendar month on which such Scheduled Payments are due, exclusive of any days of grace.

Downgrade Provisions:  The provisions of the Swap Agreement which are triggered if the short-term or long-term credit ratings of the Swap Provider fall below certain levels specified in the Swap Agreement.

Early Termination Date: The date designated by the non-defaulting party under the Swap Agreement upon the occurrence of a Swap Default under the Interest Rate Swap Agreement.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) are rated “A-1” or its equivalent by each Rating Agency at the time any amounts are held on deposit therein, or (iii) a segregated trust account or accounts maintained with the Trustee, the Securities Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity.  Eligible Accounts may bear interest.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA Qualifying Underwriting: A best efforts or firm commitment underwriting or private placement that meets the requirements of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

ERISA-Restricted Swap Certificate:  The Offered Certificates, other than the Class B-3 and Class R Certificates.

Errors and Omissions Insurance Policy:  An errors and omissions insurance policy to be maintained by the Servicer pursuant to Section 3.19.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Expense Fee:  As to each Mortgage Loan, the sum of the related Servicing Fee and the Securities Administrator Fee

Expense Fee Rate:  As to each Mortgage Loan and any date of determination, the sum of the related Servicing Fee Rate and Securities Administrator Fee Rate.

Fair Credit Reporting Act:  15 U.S.C. §§1681 et seq.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

Federal Funds Rate:  The interest rate at which depository institutions lend balances at the Federal Reserve to other depository institutions overnight.

FHLMC:  The Federal Home Loan Mortgage Corporation, commonly known as Freddie Mac, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fidelity Bond:  A fidelity bond to be maintained by the Servicer pursuant to Section 3.19.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Seller or the Servicer pursuant to Section 10.01), a determination made by the Servicer that all Insurance Proceeds, Liquidation Proceeds and other payments or recoveries that the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered which determination shall be evidenced by a certificate of a Servicing Officer delivered to the Trustee and the Master Servicer and maintained in their respective records.

Final Scheduled Distribution Date:  The Distribution Date in January 2037.

FIRREA:  The Financial Institutions Reform, Recovery and Enforcement Act of 1989.

Fixed Rate Mortgage Loan:  A Mortgage Loan identified in the Mortgage Loan Schedule as having a Mortgage Rate which is fixed.

Fixed Swap Payment: For any Distribution Date, a fixed amount equal to the product of (x) the per annum rate set forth for such Distribution Date on Schedule IV hereto (y) the Swap Notional Balance that Distribution Date, and (z) a fraction, the numerator of which is 30 and the denominator of which is 360.

Floating Swap Payment: For any Distribution Date, a floating amount, equal to the product of (x) One-Month LIBOR as determined pursuant to the Swap Agreement, (y) the Swap Notional Balance for that Distribution Date, and (z) a fraction, the numerator of which is 30 and the denominator of which is 360.

FNMA:  The Federal National Mortgage Association, commonly known as Fannie Mae, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

FNMA Guides:  The FNMA Sellers’ Guide and the FNMA Servicers’ Guide and all amendments or additions thereto.

Form 10-K Certification:  The certification required pursuant to Rule 13a-14 under the Exchange Act, including any certification that may be required by any rules or regulations promulgated pursuant to the Sarbanes-Oxley Act of 2002 (as such may be amended from time to time).

Gross Margin:  The percentage set forth in the related Mortgage Note for each of the Adjustable Rate Mortgage Loans which is to be added to the applicable Certificate Index for use in determining the Mortgage Rate on each Adjustment Date, and which is set forth in the Mortgage Loan Schedule for each Adjustable Rate Mortgage Loan.

Independent:  When used with respect to any specified Person, any such Person who (a) is in fact independent of the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Servicer, the Backup Servicer, the Seller and their respective affiliates, (b) does not have any direct financial interest in or any material indirect financial interest in the Depositor, the Master Servicer, the Securities Administrator, the Backup Servicer, the Trustee, the Servicer, the Seller or any affiliate thereof, and (c) is not connected with the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer, the Backup Servicer, the Seller or any affiliate thereof as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer, the Backup Servicer, the Seller or any affiliate thereof merely because such Person is the beneficial owner of 1% or less of any class of securities issues by the Depositor, the Master Servicer, the Backup Servicer, the Trustee, the Securities Administrator, the Servicer, the Seller or any affiliate thereof, as the case may be.

Indirect Participant:  A broker, dealer, bank or other financial institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

Initial Adjustment Date:  As to any Adjustable Rate Mortgage Loan, the first Adjustment Date following the origination of such Mortgage Loan.

Initial Cut-off Date:  December 1, 2005.

Initial Mortgage Loan:  A Mortgage Loan conveyed to the Trust Fund on the Closing Date pursuant to this Agreement as identified on the Mortgage Loan Schedule delivered to the Trustee and the Securities Administrator on the Closing Date.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any Primary Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Proceeds of any Primary Insurance Policies and any other Insurance Policies with respect to the Mortgage Loans, to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the Servicer’s normal servicing procedures.

Interest Determination Date:  The second LIBOR Business Day preceding the commencement of such Accrual Period.

Interest-Only Mortgage Loan:  Any Mortgage Loan identified on the Mortgage Loan Schedule as a Interest-Only Mortgage Loan.

Interest Funds:  With respect to any Distribution Date, the sum, without duplication, of the following amounts:

·

(1) all interest collected (other than related Payaheads, if applicable) or advanced in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period, the interest portion of Payaheads previously received and intended for application in the related Collection Period and the interest portion of all Payoffs and Curtailments received on the Mortgage Loans during the related Prepayment Period, less (x) the Expense Fee with respect to the Mortgage Loans and (y) unreimbursed Advances, to the extent allocable to interest and permitted to be withdrawn from the Collection Account; (2) all Advances relating to interest; (3) all Compensating Interest Payments paid by the Master Servicer and the Servicer with respect to the Mortgage Loans with respect to such Distribution Date; (4) all Net Liquidation Proceeds, and any Insurance Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and expenses, to the extent allocable to interest, and unpaid Securities Administrator, Custodian, Backup Servicing and Servicing Fees) collected with respect to such Mortgage Loans during the related Collection Period, to the extent allocable to interest; (5) the portion of any Substitution Adjustment Amount or Repurchase Price paid with respect to such Mortgage Loans and received by the Servicer during the related Collection Period allocable to interest; and (6) the interest portion of any optional termination of the assets of the Trust Fund pursuant to Section 10.01 hereof;

less

·

Any other amounts payable or reimbursable to the Master Servicer, the Servicer, the Backup Servicer, the Securities Administrator, the Trustee or the Custodian to the extent allocable to interest in accordance with the provisions of this Agreement or the Custodial Agreement.

Interest Shortfall:  For any Distribution Date, an amount equal to the aggregate shortfall, if any, in collections of interest (adjusted to the related Net Mortgage Rate) on Mortgage Loans resulting from (a) Prepayment Interest Shortfalls to the extent not covered by a Compensating Interest Payment and (b) interest payments on certain of the Mortgage Loans being limited pursuant to the provisions of the Relief Act.

ISDA:  International Swaps and Derivatives Association, Inc.

ISDA Master Agreement:  An ISDA Master Agreement (Multicurrency-Cross Border) in the form published by ISDA in 1992 including the schedule thereto.

LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the city of London, England are required or authorized by law to be closed.

LIBOR Certificates:  As defined in the Preliminary Statement.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Servicer has determined (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property (exclusive of any possibility of a deficiency judgment).

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or similar dispositions or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property.

Loan-to-Value Ratio or LTV:  As of any date and Mortgage Loan, the fraction, expressed as a percentage, the numerator of which is the principal balance of such Mortgage Loan at the date of origination and the denominator of which is (a) in the case of a purchase, the lesser of the sales price of the related Mortgaged Property and its Appraised Value determined in an appraisal obtained by the originator at the origination of such Mortgage Loan or (b) in the case of a refinance, the Appraised Value of the Mortgaged Property at the time of such refinance.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Lower Tier Interest:  An interest in the Subsidiary REMIC or Middle REMIC, as described in the Preliminary Statement.

Majority in Interest:  As to any Class of Regular Certificates, the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

Master REMIC:  As specified in the Preliminary Statement.

Master Servicer:  Wells Fargo in its capacity as master servicer under this Agreement, and its successors and assigns in such capacity.

Master Servicer Collection Account:  The account established and maintained by the Master Servicer in accordance with Section 3.06.

Master Servicer Remittance Date:  With respect to any Mortgage Loan and Distribution Date, two (2) Business Days prior to that Distribution Date, except in the event the Master Servicer and the Securities Administrator are the same Person, in which case the Master Servicer Remittance Date shall be the Distribution Date.

Maximum Interest Rate:  For any Distribution Date, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans had the Adjustable Rate Mortgage Loans provided for interest at their Maximum Mortgage Rates and the Fixed Rate Mortgage Loans provided for interest at their Mortgage Rates, minus (y) the Swap Provider Payment Fee Rate.

Maximum Mortgage Rate:  With respect to each Adjustable Rate Mortgage Loan, the maximum rate of interest set forth as such in the related Mortgage Note and with respect to each Fixed Rate Mortgage Loan, the rate of interest set forth in the related Mortgage Note.

Middle REMIC:  As described in the Preliminary Statement.

Minimum Mortgage Rate:  With respect to each Adjustable Rate Mortgage Loan, the minimum rate of interest set forth as such in the related Mortgage Note.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

Middle REMIC Net Funds Cap:  For any Distribution Date (and the related Accrual Period) and any Class of Certificates, an amount equal to (i) the weighted average of the interest rates on the Lower Tier Interests in the Middle REMIC (other than any interest-only regular interest) and the Class MT-R interest, weighted in proportion to their outstanding principal balances as of the beginning of the related Accrual Period, multiplied by (ii) an amount equal to (a) 30, divided by (b) the actual number of days in the Accrual Period

MIN:  The Mortgage Identification Number for any MERS Mortgage Loan.

MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee for the originator of such Mortgage Loan and its successors and assigns.

Monthly Statement:  The statement delivered to the Certificateholders pursuant to Section 5.03.

Moody’s: Moody’s Investors Service, Inc. or any successor.

Mortgage:  The mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

Mortgage File:  The Mortgage documents listed in Section 2.01(b) hereof pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee or the Custodian to be added to the Mortgage File pursuant to this Agreement.

Mortgage Loans:  Such of the mortgage loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  Such mortgage loans include conventional, fixed-rate and adjustable-rate, fully amortizing and balloon, first lien residential mortgage loans, all of which have original terms to stated maturity of up to 30 years.

Mortgage Loan Purchase Agreement:  The mortgage loan purchase agreement, dated as of December 1, 2005, by and between the Depositor and the Seller relating to certain of the Mortgage Loans.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the Seller to reflect the addition of Subsequent Mortgage Loans  and Qualified Substitute Mortgage Loans transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement), attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

(i)

the Mortgage Loan identifying number;

(ii)

the Mortgagor’s name;

(iii)

the street address of the Mortgaged Property including the state and zip code;

(iv)

a code indicating the type of Mortgaged Property and the occupancy status;

(v)

the Servicer that is servicing each Mortgage Loan and the originator of each Mortgage Loan;

(vi)

the original months to maturity;

(vii)

the Loan to Value Ratio at origination;

(viii)

the Mortgage Rate as of the applicable Cut-off Date;

(ix)

the stated maturity date;

(x)

the amount of the Scheduled Payment as of the applicable Cut-off Date;

(xi)

the original principal amount of the Mortgage Loan;

(xii)

the principal balance of the Mortgage Loan as of the close of business on the applicable Cut-off Date, after deduction of payments of principal due on or before the applicable Cut-off Date whether or not collected;

(xiii)

the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take out refinance);

(xiv)

a code indicating whether a Prepayment Premium is required to be paid in connection with a prepayment of the Mortgage Loan and the formula for calculating the amount of the Prepayment Premium;

(xv)

the Value of the Mortgaged Property;

(xvi)

the last Due Date on which a Scheduled Payment was actually applied to the unpaid Stated Principal Balance;

(xvii)

the Expense Fee Rate;

(xviii)

with respect to each Adjustable Rate Mortgage Loan:

(a)

the frequency of each Adjustment Date;

(b)

the next Adjustment Date;

(c)

the Maximum Mortgage Rate;

(d)

the Minimum Mortgage Rate;

(e)

the Mortgage Rate as of the applicable Cut-off Date;

(f)

the related Periodic Rate Cap; and

(g)

the Gross Margin.

(xix)

[reserved];

(xx)

[reserved]; and

(xxi)

whether such Mortgage Loan is a Interest Only Mortgage Loan.

With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the applicable Cut-off Date: (1) the number of Mortgage Loans; (2) the current Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Rate of the Mortgage Loans; and (4) the weighted average remaining months to maturity of the Mortgage Loans.  The Mortgage Loan Schedule shall be amended from time to time by the Seller in accordance with the provisions of this Agreement.

Mortgage Note:  The original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Pool:  All of the Mortgage Loans.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

Mortgaged Property:  The underlying real property securing a Mortgage Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

Mortgagor:  The obligor(s) on a Mortgage Note.

Net Liquidation Proceeds:  As to any Liquidated Mortgage Loan, Liquidation Proceeds (other than Recoveries), net of (1) unreimbursed, reasonable out-of-pocket expenses related to such Liquidated Mortgage Loan, (2) unreimbursed Servicing Fees received and retained in connection with such Liquidated Mortgage Loans and (3) unreimbursed Advances and Servicing Advances related to such Liquidated Mortgage Loan.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate less the related Expense Fee Rate.

Net Swap Payment: On any Distribution Date, either, (a) the payment by the Supplemental Interest Trust to the Swap Provider, equal to the excess of the Fixed Swap Payment for such Distribution Date over the Floating Swap Payment for such Distribution Date, or (b) the payment by the Swap Provider to the Supplemental Interest Trust, equal to the excess of the Floating Swap Payment for such Distribution Date over the Fixed Swap Payment for such Distribution Date.

Net WAC Certificates: As defined in the Preliminary Statement.

Net WAC Rate:  For any Distribution Date, the per annum rate (subject to adjustment based on the actual number of days elapsed in the related Accrual Period) equal to (x) the weighted average of the Net Mortgage Rates of the Mortgage Loans, weighted on the basis of the Stated Principal Balances of the Mortgage Loans as of the first day of the related Collection Period minus (y) the Swap Provider Payment Fee Rate.

Nonrecoverable Advance:  With respect to any Mortgage Loan, and in accordance with the Accepted Servicing Practices, any portion of an Advance or a Servicing Advance previously made or proposed to be made by the Servicer that, in the good faith judgment of the Servicer or a successor Servicer (including the Trustee, the Master Servicer or the Backup Servicer), will not be ultimately recoverable by the Servicer from the related Mortgagor, from related Liquidation Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

Offered Certificates: The Class A, Class M, Class B-1, Class B-2, Class B-3 and Class R Certificates.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or the President or a Vice President or an Assistant Vice President or the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Securities Administrator, the Master Servicer, the Servicer or the Trustee, as the case may be, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer, the Backup Servicer or the Servicer, including in house counsel, reasonably acceptable to the Trustee; provided, however, that with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be Independent of the Depositor, the Master Servicer, the Backup Servicer and the Servicer, (ii) not have any material direct financial interest in the Depositor, the Master Servicer, the Backup Servicer or the Servicer or in any affiliate of either, and (iii) not be connected with the Depositor, the Master Servicer, the Backup Servicer or the Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.  The cost of any Opinion of Counsel shall not be at the expense of the Trustee or the Securities Administrator.

Optional Termination Date:  The first Distribution Date on which SLS may exercise its right to terminate the Trust Fund pursuant to Section 10.01.

Original Subordinate Class Principal Amount: The aggregate Class Principal Balance of the Subordinate Certificates as of the Closing Date.

OTS:  The Office of Thrift Supervision.

Outsourcer:  As defined in Section 3.02(a) herein.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i)

Certificates theretofore canceled by the Certificate Registrar or delivered to the Certificate Registrar for cancellation; and

(ii)

Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Certificate Registrar pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Payoff prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

Ownership Interest:  As to any Residual Certificate, any ownership or security interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

Pass-Through Rate:  With respect to the Certificates:

·

with respect to each Class of LIBOR Certificates, on any Distribution Date, the least of (1) the Certificate Index plus the applicable Certificate Margin, (2) the Net WAC Rate and (3) the Maximum Rate Cap;

·

with respect to the Net WAC Certificates, on any Distribution Date, the lesser of (1) the Net WAC Rate for such Distribution Date and (2) the Maximum Rate Cap for such Distribution Date;

·

with respect to the Class P-X Certificates, on any Distribution Date, will be equal to the excess, if any, of (a) the Net WAC Rate over (b) the weighted average of the Pass-Through Rates for the Class A-1, Class A-2, Class A-3 and Class A-4 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days);

·

with respect to the Class M-X Certificates, on any Distribution Date, will be equal to the excess, if any, of (a) the Net WAC Rate over (b) the weighted average of the Pass-Through Rates for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days); and

·

with respect to the Class B-X Certificates, on any Distribution Date, will be equal to the excess, if any, of (a) the Net WAC Rate over (b) the weighted average of the Pass-Through Rates for the Class B-1 and Class B-2 Certificates on such Distribution Date (adjusted for an Accrual Period consisting of thirty days).

Payahead:  Any Scheduled Payment intended by the related Mortgagor to be applied in a Collection Period subsequent to the Collection Period in which such payment was received.

Paying Agent:  Any paying agent appointed pursuant to Section 6.07 hereof.  The initial Paying Agent shall be the Securities Administrator.

Payoff:  Any payment of principal on a Mortgage Loan equal to the entire outstanding principal balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment in full.

Percentage Interest:  As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Periodic Rate Cap:  As to each Adjustable Rate Mortgage Loan and the related Mortgage Note, the provision therein that limits permissible increases and decreases in the Mortgage Rate on any Adjustment Date.

Permitted Investments:  At any time, any one or more of the following obligations and securities:

(i)

obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)

general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of the Rating Agency;

(iii)

commercial or finance company paper, other than commercial or finance company paper issued by the Depositor, the Securities Administrator or any of its Affiliates, which is then receiving the highest commercial or finance company paper rating of the Rating Agency;

(iv)

certificates of deposit, demand or time deposits, federal funds, or bankers’ acceptances (other than banker’s acceptances issued by the Securities Administrator or any of its Affiliates) issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long term unsecured debt obligations of such depository institution or trust company are then rated one of the two highest long-term and the highest short-term ratings of the Rating Agency for such securities;

(v)

demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

(vi)

guaranteed reinvestment agreements issued by any bank, insurance company or other corporation rated in the two highest long-term or the highest short-term ratings of the Rating Agency containing, at the time of the issuance of such agreements, such terms and conditions as will not result in the downgrading or withdrawal of the rating then assigned to the Certificates by any the Rating Agency as evidenced by a letter from the Rating Agency;

(vii)

repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (v) above;

(viii)

securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation, other than the Securities Administrator or any of its Affiliates, incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest long term ratings of the Rating Agency;

(ix)

interests in any money market fund (including those managed, sponsored or advised by the Securities Administrator, the Trustee or their respective affiliates and for which each of them may received compensation) which (A) at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable long term rating by the Rating Agency or (B) would not adversely affect the then current rating by the Rating Agency of any of the Certificates.  Such investments in this subsection (ix) may include money market mutual funds or common trust funds, including any fund for which the Securities Administrator or an affiliate thereof serves as an investment advisor, administrator, shareholder servicing agent and/or custodian or subcustodian, notwithstanding that (i) the Securities Administrator or an affiliate thereof charges and collects fees and expenses from such funds for services rendered, (ii) the Securities Administrator or an affiliate thereof charges and collects fees and expenses for services rendered pursuant to this Agreement, and (iii) services performed for such funds and pursuant to this Agreement may converge at any time.  The Securities Administrator or an affiliate thereof is specifically authorized to charge and collect from the Trust Fund such fees as are collected from all investors in such funds for services rendered to such funds (but not to exceed investment earnings thereon); and

(x)

short term investment funds sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof, other than the Securities Administrator or any of its Affiliates, which on the date of acquisition has been rated by the Rating Agency in their respective highest applicable rating category;

provided, that no such instrument shall be a Permitted Investment if such instrument (i) evidences the right to receive interest only payments with respect to the obligations underlying such instrument, (ii) is purchased at a premium or above par or (iii) is purchased at a deep discount; provided, further, that no such instrument shall be a Permitted Investment (A) if such instrument evidences principal and interest payments derived from obligations underlying such instrument and the interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations, or (B) if it may be redeemed at a price below the purchase price (the foregoing clause (B) not to apply to investments in units of money market funds pursuant to clause (ix) above); and provided, further, (I) that no amount beneficially owned by any REMIC (including, without limitation, any amounts collected by the Servicer but not yet deposited in the Collection Account) may be invested in investments (other than money market funds) treated as equity interests for Federal income tax purposes, unless the Servicer shall receive an Opinion of Counsel, at the expense of the party requesting that such investment be made, to the effect that such investment will not adversely affect the status of the any REMIC provided for herein as a REMIC under the Code or result in imposition of a tax on the Trust Fund or any REMIC provided for herein and (II) each such investment must be a “permitted investment” within the meaning of Section 860G(a)(5) of the Code.  Permitted Investments that are subject to prepayment or call may not be purchased at a price in excess of par.

Permitted Transferee:  Any person other than a Disqualified Organization or a Person that is not a U.S. Person.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates:  As specified in the Preliminary Statement.

Prefunded Amount:  The amount deposited in the Prefunding Account on the Closing Date, which shall equal $4,592,167.

Prefunding Account:  The separate Eligible Account created and maintained by the Securities Administrator pursuant to Section 3.06(h) in the name of the Trustee for the benefit of the Certificateholders and designated “U.S. Bank National Association, as Trustee, in trust for the Holders of Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, TMTS Series 2005-18ALT.”  Funds in the Prefunding Account shall be held in trust by the Securities Administrator for the Certificateholders for the uses and purposes set forth in this Agreement and shall not be a part of any REMIC created hereunder.

Prefunding Period:  The period from the Closing Date until the earliest of (i) the date on which the amount on deposit in the Prefunding Account is reduced to $10,000 or less or (ii) the Business Day immediately preceding the Distribution Date in January 2006.

Prepayment Interest Shortfall:  As to any Distribution Date, Mortgage Loan and Principal Prepayment, the difference between (i) one full month’s interest at the applicable Mortgage Rate, as reduced by the Servicing Fee Rate on the principal balance of such Principal Prepayment and (ii) the amount of interest due and actually received from the related Mortgagor that accrued during the month immediately preceding such Distribution Date with respect to such Mortgage Loan and such Principal Prepayment, as reduced by the Servicing Fee.  The obligations of the Servicer, the Master Servicer and the Backup Servicer in respect of any Prepayment Interest Shortfall are set forth in Section 3.06(c)(vii), Section 4.19 and Section 4.21.

Prepayment Assumption:  The prepayment model or standard against which prepayments on mortgage loans are commonly measured.

Prepayment Premium:  With respect to each Mortgage Loan, the prepayment charge or penalty interest required to be paid by the Mortgagor in connection with a prepayment of the related Mortgage Loan, as provided in the related Mortgage Note or Mortgage, and as specified on the Mortgage Loan Schedule.

Prepayment Period:  With respect to any Distribution Date, the period commencing on the 12th of the calendar month of the immediately preceding Distributing Date (or in the case of the first Distribution Date, the 1st day) and ending on the 11th of the calendar month of such Distribution Date.

Principal Prepayment:  Any payment of principal on a Mortgage Loan which constitutes a Payoff or Curtailment.

Principal Funds:  With respect to any Distribution Date, the sum, without duplication, of:

·

(1) all principal collected (other than Payaheads) in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period (less unreimbursed Advances and Servicing Advances and other amounts due to the Securities Administrator, the Servicer, the Master Servicer, the Backup Servicer, the Custodian and the Trustee with respect to the Mortgage Loans, to the extent allocable to principal and permitted to be withdrawn from the Collection Account) and the principal portion of Payaheads previously received and intended for application in the related Collection Period; (2) the Principal Prepayments, if any, received during the related Prepayment Period, including all Recoveries received during the calendar month preceding the month of that Distribution Date; (3) the Repurchase Price for any repurchased Mortgage Loan, during the calendar month immediately preceding such Distribution Date; (4) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal; (5) all Net Liquidation Proceeds and other recoveries (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to the Mortgage Loans during the prior calendar month, to the extent allocable to principal; (6) any amounts required to be deposited by the Master Servicer with respect to losses on permitted investments for the Mortgage Loans and the principal portion of the purchase price of the assets of the Trust Fund pursuant to Section 10.01 hereof; and (7) with respect to the first Distribution Date following the end of the Prefunding Period, any amounts remaining in the Prefunding Account;

 less

·

The sum of (1) to the extent that the Interest Funds for such Distribution Date is insufficient therefor, all amounts payable or reimbursable to the Servicer, the Master Servicer, the Backup Servicer, the Trustee, the Securities Administrator or the Custodian in accordance with the provisions of this Agreement or the Custodial Agreement and (2) the amount of any Prepayment Premiums, to the extent such amounts would be principal, received during the related Prepayment Period.

Proprietary Lease:  With respect to any Cooperative Unit, a lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

Prospectus:  The prospectus supplement dated December 27, 2005 together with the prospectus dated June 24, 2005 relating to the Certificates.

PUD:  Planned Unit Development.

QIB:  A “qualified institutional buyer”, as such term is defined in Rule 144A under the Act.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Substitute Mortgage Loan:  One or more Mortgage Loans substituted by the Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit N to this Agreement, individually or in the aggregate and on a weighted average basis, as applicable, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) with respect to any Fixed Rate Mortgage Loan, have a Mortgage Rate not less than or no more than 4% per annum higher than the Mortgage Rate of the Deleted Mortgage Loan and, with respect to any Adjustable Rate Mortgage Loan: (A) have a Maximum Mortgage Rate no more than 1% per annum higher or lower than the Maximum Mortgage Rate of the Deleted Mortgage Loan; (B) have a Minimum Mortgage Rate no more than 1% per annum higher or lower than the Minimum Mortgage Rate of the Deleted Mortgage Loan; (C) have the same index and Periodic Rate Cap as that of the Deleted Mortgage Loan and a Gross Margin not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (D) not permit conversion of the related Mortgage Rate to a fixed Mortgage Rate and (F) currently be accruing interest at a rate not more than 1% per annum higher or lower than that of the Deleted Mortgage Loan; (iii) have an original Loan to Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or one year less than that of the Deleted Mortgage Loan; provided that the maturity date of any such Mortgage Loan shall be prior to the Final Scheduled Distribution Date; provided, further, however, that if after giving effect to such substitution, Qualified Substitute Mortgage Loans with remaining terms to maturity greater than the remaining term to maturity of the last maturing Mortgage Loan in the Trust as of the Closing Date comprise 15% or more of the Aggregate Collateral Balance on such date, then such Qualified Substitute Mortgage Loan shall not have a remaining term to maturity greater than the remaining term to maturity of the last maturing Mortgage Loan in such Group as of the Closing Date; (v) must be of the same or better lien priority as the Defective Mortgage Loan being replaced; (vi) have a Credit Score greater than or equal to the Credit Score of the Defective Mortgage Loan at the time such Mortgage Loan was transferred to the Trust Fund; (vii) not be a negatively-amortizing loan; (viii) if the Defective Mortgage Loan is not a Balloon Loan, not be a Balloon Loan; and (ix) comply with each representation and warranty set forth in Section 2.02(d) of this Agreement.

Rating Agency:  Either Moody’s and S&P or their respective successors, as applicable.  If such agencies or their successors are no longer in existence, “Rating Agencies” shall be such nationally recognized statistical rating organizations as set forth on the most current list of such organizations released by the Securities and Exchange Commission and designated by the Depositor, notice of which designation shall be given to the Trustee, the Master Servicer, the Backup Servicer and the Servicer.

Ratings:  As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

Realized Loss:  With respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan.

Record Date:  With respect to any Class of Physical Certificates and any Distribution Date, the last day of the calendar month preceding the month in which such Distribution Date occurs. With respect to any Class of LIBOR Certificates and any Distribution Date, the Business Day immediately preceding such Distribution Date; provided, however, that following the date on which Definitive Certificates for such LIBOR Certificates are available pursuant to Section 6.02, the Record Date shall be the last day of the calendar month preceding the month in which such Distribution Date occurs.

Recoveries:  With respect to any Liquidated Mortgage Loan and Distribution Date, amounts received in respect of principal on such Liquidated Mortgage Loan during the prior calendar month which has previously been allocated as a Realized Loss to a Class or Classes of Certificates, net of reimbursable expenses in respect thereof.

Reference Bank Rate:  As to any Accrual Period relating to the LIBOR as follows:  the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 a.m., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City selected by the Securities Administrator as of 11:00 a.m., New York City time, on such Interest Determination Date (or the next Business Day if such Interest Determination Date is not a Business Day) for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates. If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks:  Three major banks that are engaged in the London interbank market, selected by the Securities Administrator after consultation with the Servicer.

Regular Certificates:  As specified in the Preliminary Statement.

Relief Act:  The Servicemembers’ Civil Relief Act or any state law providing for similar relief.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Maximum Rate: As described in the Preliminary Statement.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed in lieu of foreclosure in connection with a defaulted Mortgage Loan.

Repurchase Price:  With respect to any Mortgage Loan required to be purchased by the Seller pursuant to this Agreement or purchased at the option of the Servicer pursuant to Section 3.12(g) of this Agreement, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest thereon at the applicable Mortgage Rate (reduced by the Servicing Fee Rate if the purchaser of the Mortgage Loan is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Repurchase Price is to be distributed to Certificateholders, (iii) any unreimbursed Advances and Servicing Advances and (iv) in the case of a Mortgage Loan required to be purchased pursuant to Section 2.03, any costs, damages and indemnities actually incurred and paid by or on behalf of the Trust in connection with any breach of the representation and warranty giving rise to such repurchase.

Request for Release:  The Request for Release submitted by the Servicer to the Custodian substantially in the form of Exhibit N.

Required Insurance Policy:  With respect to any Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement.

Residual Certificates:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee, any Vice President, any Managing Director, any Director, any associate, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s or employee’s knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.  When used with respect to the Securities Administrator, any Vice President, any Managing Director, any Director, any associate, any Assistant Vice President, any Assistant Secretary, any Trust Officer or any other officer or employee of the Securities Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer’s or employee’s knowledge of and familiarity with the particular subject and in each case who shall have direct responsibility for the administration of this Agreement.

Rolling Three Month Delinquency Rate:  For any Distribution Date will be the fraction, expressed as a percentage, equal to the average of the related Delinquency Rates for each of the three (or one and two, in the case of the first and second Distribution Dates) immediately preceding months.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw Hill Companies, Inc. or its successors in interest.

SAIF:  The Savings Association Insurance Fund, or any successor thereto.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Securities Act:  The Securities Act of 1933, as amended.

Securities Administrator:  Wells Fargo, in its capacity as securities administrator under this Agreement, and its successors and assigns in such capacity.

Securities Administrator Fee:  As to any Distribution Date and each Mortgage Loan, an amount equal to the product of the applicable Securities Administrator Fee Rate and the outstanding Principal Balance of such Mortgage Loan as of the first day of the related Collection Period.

Securities Administrator Fee Rate:  0.005% per annum.

Seller:  Terwin Advisors LLC, a Delaware limited liability company, and its successors in interest.

Senior Certificates:  As specified in the Preliminary Statement.

Senior Optimal Principal Distribution Amount: With respect to any Distribution Date, the sum, without duplication, of

(1)

The Senior Percentage of all principal collected (other than Payaheads) in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period (less unreimbursed Advances and Servicing Advances and other amounts due to the Securities Administrator, the Servicer, the Master Servicer, the Backup Servicer, the Custodian and the Trustee with respect to the Mortgage Loans, to the extent allocable to principal and permitted to be withdrawn from the Collection Account) and the principal portion of Payaheads previously received and intended for application in the related Collection Period;

(2)

the Senior Prepayment Percentage of each Principal Prepayment received during the related Prepayment Period;

(3)

the lesser of (a) the Senior Prepayment Percentage of all Net Liquidation Proceeds (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, to the extent allocable to principal (other than all Recoveries received in respect of each Liquidated Mortgage Loan during the related Collection Period); and (b) the Senior Percentage of the sum of (i) the Stated Principal Balance of each Mortgage Loan which became a Liquidated Mortgage Loan during the related Prepayment Period;

(4)

the Senior Prepayment Percentage of the sum of (a) the Repurchase Price for any repurchased Mortgage Loan, during the calendar month immediately preceding such Distribution Date, (b) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal and (c) Recoveries received during the calendar month immediately preceding that Distribution Date; and

(5)

with respect to the first Distribution Date following the end of the Prefunding Period, the Senior Prepayment Percentage of any amounts remaining in the Prefunding Account

Senior Percentage: With respect to the Senior Certificates (other than the Class P-X Certificates) and any Distribution Date, the lesser of (a) 100% and (b) the percentage (carried to six places rounded up) obtained by dividing the aggregate Class Principal Balance of the Senior Certificates (other than the Class P-X Certificates) before giving effect to distributions on such date, by the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Collection Period.

Senior Prepayment Percentage: With respect to any Distribution Date:

·

occurring before the Distribution Date in December 2010, 100%;

·

occurring in or after January 2011 through December 2011, the related Senior Percentage plus 70% of the related Subordinate Percentage for that date;

·

occurring in or after January 2012 through December 2012, the related Senior Percentage plus 60% of the related Subordinate Percentage for that date;

·

occurring in or after January 2013 through December 2013, the related Senior Percentage plus 40% of the related Subordinate Percentage for that date;

·

occurring in or after January 2014 through December 2014, the related Senior Percentage plus 20% of the related Subordinate Percentage for that date; or

·

occurring in January 2015 or thereafter, the related Senior Percentage for that date.

No decrease in the Senior Prepayment Percentage will occur as described above unless the Step-Down Test is satisfied with respect to such Distribution Date.

Notwithstanding the foregoing, if:

·

on any Distribution Date on or prior to the Distribution Date in December 2008 (i) the Subordinate Percentage for such Distribution Date is equal to 200% of the Subordinate Percentage as of the Closing Date, (ii) the Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO property or bankruptcy status), averaged over the preceding six-month period, as a percentage of the aggregate Class Principal Balance of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50% and (iii) cumulative Realized Losses on the Mortgage Loans do not exceed 20% of the Original Subordinate Class Principal Amount, then, the Senior Prepayment Percentage for such Distribution Date shall equal the related Senior Percentage plus 50% of the related Subordinate Percentage for such Distribution Date.

·

on any Distribution Date after the Distribution Date in December 2008 (i) the Subordinate Percentage for such Distribution Date is equal to 200% of the Subordinate Percentage as of the Closing Date, (ii) the Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO property or bankruptcy status), averaged over the preceding six-month period, as a percentage of the aggregate Class Principal Balance of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50% and (iii) cumulative Realized Losses on the Mortgage Loans do not exceed 30% of the Original Subordinate Class Principal Amount, then, the Senior Prepayment Percentage for such Distribution Date shall equal the Senior Percentage for such Distribution Date.

Servicer:  SLS or its permitted successor in interest or assignee or any successor servicer appointed pursuant to the provisions hereof.

Servicer Employee:  As defined in Section 3.19 herein.

Servicer Event of Termination:  As defined in Section 8.01 herein.

Servicer Data Remittance Date:  The 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately preceding such 10th day.

Servicer Remittance Date:  With respect to any Mortgage Loan and Distribution Date, the 18th day of the calendar month in which such Distribution Date occurs or, if such 18th day is not a Business Day, the Business Day immediately preceding such 18th day.

Servicing Advance:  The reasonable “out-of-pocket” costs and expenses incurred by the Servicer in connection with a default, delinquency or other unanticipated event by the Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including but not limited to foreclosures, in respect of a particular Mortgage Loan, including any expenses incurred in relation to any such proceedings that result from the Mortgage Loan being registered on the MERS® System, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Section 3.01, Section 3.12 and Section 3.19.  No Servicer shall be required to make any Nonrecoverable Advances.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.15.

Servicing Fee Rate:  0.25% per annum.

Servicing File:  The Servicing File for such Mortgage Loan consisting of the following documents to the extent available:

(i)

Copy of the Mortgage File.

(ii)

Residential loan application.

(iii)

Mortgage Loan closing statement.

(iv)

Verification of employment and income, if applicable.

(v)

Verification of acceptable evidence of source and amount of downpayment.

(vi)

Credit report on Mortgagor.

(vii)

Residential appraisal report.

(viii)

Photograph of the Mortgaged Property.

(ix)

Survey of the Mortgaged Property.

(x)

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.

(xi)

All required disclosure statements.

(xii)

If required in an appraisal, termite report, structural engineer’s report, water potability and septic certification.

(xiii)

Sales contract, if applicable.

Servicing Officer:  Any officer of the Servicer, the Backup Servicer or the Master Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee, the Securities Administrator, the Master Servicer and the Depositor by the Servicer or the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to such parties.

Servicing Rights Owner: Terwin Advisors, or its transferee or assign, in its capacity as owner of the servicing rights with respect to the Mortgage Loans.

Servicing Rights Pledgee: The entity designated by the Servicing Rights Owner pursuant to section 7.04(c).

SLS:  Specialized Loan Servicing LLC, a Delaware limited liability company, and its successors and assigns.

SLS Cross Default:  An SLS Cross Default shall have occurred if SLS is terminated as servicer under two or more pooling and servicing agreements, other than this Agreement, which termination results from an event of default by SLS thereunder.

SLS Event of Termination:  As defined in Section 8.05 herein.

SLS Financial Trigger Event:  An SLS Financial Trigger Event shall have occurred if there is a default by SLS of any financial covenants contained in Article VII (other than those in Section 7.3) of the Receivables Loan Agreement, dated as of March 1, 2004, as amended from time to time, by and between SLS Funding, LLC, a Delaware limited liability company, as borrower, SLS, as collection agent, Wachovia Bank National Association, as a lender, GreenPoint Bank, as a lender and Wachovia Capital Markets, LLC, as deal agent for the lenders.

Startup Day:  The Closing Date.

Stated Principal Balance:  As to any Mortgage Loan and Due Date, the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous Curtailments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.  The Stated Principal Balance of a Liquidated Mortgage Loan shall be deemed to be zero.

Step-Down Test: With respect to any Distribution Date, the satisfaction of the following conditions:

(1)

the Stated Principal Balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure, REO property or bankruptcy status), averaged over the preceding six-month period, as a percentage of the aggregate Class Principal Balance of the Subordinate Certificates on such Distribution Date (without giving effect to any payments on such Distribution Date), does not equal or exceed 50%; and

(2)

cumulative Realized Losses on the Mortgage Loans do not exceed:

(i)

for each Distribution Date occurring in or after January 2011 through December 2011, 30% of the Original Subordinate Class Principal Amount;

(ii)

for each Distribution Date occurring in or after January 2012 through December 2012, 35% of the Original Subordinate Class Principal Amount;

(iii)

for each Distribution Date occurring in or after January 2013 through December 2013, 40% of the Original Subordinate Class Principal Amount;

(iv)

for each Distribution Date occurring in or after January 2014 through December 2014, 45% of the Original Subordinate ClassPrincipal Amount; and

(v)

for the Distribution Date in January 2015 and thereafter, 50% of the Original Subordinate Class Principal Amount.

Subordinate Certificates:  As specified in the Preliminary Statement.

Subordinate Class Prepayment Distribution Trigger: For a Class of Subordinate Certificates and any Distribution Date, the Subordinate Class Prepayment Distribution Trigger is satisfied if the fraction (expressed as a percentage), the numerator of which is the aggregate Class Principal Balance of such Class and each Class subordinated thereto, if any, and the denominator of which is the Stated Principal Balances of all of the Mortgage Loans as of the related Due Date, equals or exceeds such percentage calculated as of the Closing Date.

Subordinate Optimal Principal Distribution Amount: With respect to any Distribution Date, the sum, without duplication, of

(1)

The Subordinate Percentage of all principal collected (other than Payaheads) in respect of Scheduled Payments on the Mortgage Loans during the related Collection Period (less unreimbursed Advances and Servicing Advances and other amounts due to the Securities Administrator, the Servicer, the Master Servicer, the Backup Servicer, the Custodian and the Trustee with respect to the Mortgage Loans, to the extent allocable to principal and permitted to be withdrawn from the Collection Account) and the principal portion of Payaheads previously received and intended for application in the related Collection Period;

(2)

the Subordinate Prepayment Percentage of each Principal Prepayment received during the related Prepayment Period;

(3)

the excess of (a) all Net Liquidation Proceeds (net of unreimbursed Advances, Servicing Advances and other expenses, to the extent allocable to principal) collected with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the related Prepayment Period, to the extent allocable to principal (other than all Recoveries received in respect of each Liquidated Mortgage Loan during the related Collection Period); and (b) the sum of the amounts distributable to the holders of the Senior Certificates (other than the Class P-X Certificates) on such Distribution Date pursuant to clause (3) of the definition of "Senior Optimal Principal Distribution Amount".

(4)

the Subordinate Prepayment Percentage of the sum of (a) the Repurchase Price for any repurchased Mortgage Loan, during the calendar month immediately preceding such Distribution Date,  (b) the portion of any Substitution Adjustment Amount paid with respect to any Deleted Mortgage Loans during the calendar month immediately preceding such Distribution Date allocable to principal and (c) Recoveries received during the calendar month immediately preceding that Distribution Date;

(5)

with respect to the first Distribution Date following the end of the Prefunding Period, the Subordinate Prepayment Percentage of any amounts remaining in the Prefunding Account; and

(6)

on the Distribution Date on which the Class Principal Balance of the Senior Certificates (other than the Class P-X Certificates) has been reduced to zero, 100% of the Senior Optimal Principal Distribution Amount.

Subordinate Percentage: For any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

Subordinate Prepayment Percentage: For any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

Subsequent Cut-off Date:  With respect to any Subsequent Mortgage Loan, the date specified in the related Subsequent Transfer Agreement.

Subsequent Mortgage Loan:  Any Mortgage Loan other than an Initial Mortgage Loan conveyed to the Trust Fund pursuant to Section 2.01 hereof and to a Subsequent Transfer Agreement, which Mortgage Loan shall be listed on the revised Mortgage Loan Schedule delivered pursuant to this Agreement and on Schedule A to such Subsequent Transfer Agreement.  When used with respect to a single Subsequent Transfer Date, Subsequent Mortgage Loan shall mean a Subsequent Mortgage Loan conveyed to the Trust on that Subsequent Transfer Date.

Subsequent Transfer Agreement:  A Subsequent Transfer Agreement substantially in the form of Exhibit R hereto, among the parties hereto as provided in Section 2.01 hereof.

Subservicer:  Any Subservicer which is subservicing any of the Mortgage Loans pursuant to a Subservicing Agreement. Any subservicer shall meet the qualifications set forth in Section 3.02.

Subservicing Agreement:  An agreement between the Servicer and a Subservicer for the servicing of the related Mortgage Loans.

Subsidiary REMIC:  As specified in the Preliminary Statement.

Substitution Adjustment Amount:  As defined in Section 2.03 herein.

Supplemental Interest Trust:  The trust created pursuant to Section 5.06 herein and designated as the “Supplemental Interest Trust,” consisting of the Swap Agreement, the Swap Account and the right to receive amounts as provided in Section 5.09.

Swap Administrator: Wells Fargo, in its capacity as Securities Administrator hereunder.

Swap Account: A segregated trust account established and maintained by the Securities Administrator pursuant to Section 5.06 of this Agreement in which payments owed to or received from, the Swap Provider will be deposited.

Swap Agreement: The 1992 ISDA Master Agreement (Multicurrency-Cross Border) dated as of December 21, 2005 (together with the schedule thereto, the Master Agreement) between the Swap Provider and the Securities Administrator on behalf of the Supplemental Interest Trust, an ISDA Credit Support Annex (Bilateral Form-New York Law) as of the same date, which supplements, forms part of, and is subject to the Master Agreement, and a confirmation of the same date, which supplements and forms part of the Master Agreement.

Swap Default: Any Swap Default specified in the Swap Agreement.

Swap Early Termination: The occurrence of an Early Termination Date under the Swap Agreement.

Swap LIBOR:  With respect to any Distribution Date and the related Swap Payment Date (and the Accrual Period relating to such Distribution Date), the product of (i) one-month LIBOR (as defined in the Swap Agreement) for the related Swap Payment Date, (ii) two, and (iii) the quotient of (a) the actual number of days in the Accrual Period for the LIBOR Certificates and (b) 360.

Swap Provider:  Bear Stearns Financial Products, Inc. or its successor in interest.

Swap Notional Balance:  With respect to any Distribution Date and Swap Agreement, the notional amount set forth for that Distribution Date set forth in Schedule IV hereto.

Swap Provider Payment: For any Distribution Date, any Net Swap Payment or Swap Termination Payment (other than any Swap Termination Payment resulting from a Swap Provider Trigger Event) owed by the Supplemental Interest Trust.

Swap Provider Payment Fee Rate: For any Distribution Date, the product of (i) the fraction, expressed as a percentage, the numerator of which is equal to the sum of any Swap Provider Payments on such Distribution Date and the denominator of which is equal to the aggregate Stated Principal Balance of the Mortgage Loans as of the first day of the related Collection Period and (ii) 12.

Swap Provider Trigger Event: Either, (i) a Swap Default (ii) a Termination Event under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party (as defined in the Swap Agreement) or (iii) an Additional Termination Event (as defined in the Swap Agreement) under the Swap Agreement with respect to which the Swap Provider is the sole Affected Party.

Swap Termination Payment: The payment by the Supplemental Interest Trust or the Swap Provider upon any Swap Early Termination.

Swap Termination Date:  The Distribution Date in December 2010.

Telerate Page 3750:  The display designated as page 3750 on Bridge Telerate Service (or such other page as may replace page 3750 on that service for the purpose of displaying London interbank offered rates of major banks).

Termination Event: As specified in the Swap Agreement.

Terwin Advisors:  Terwin Advisors LLC or its successors in interest.

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transfer Agreement:  Any document pursuant to which the Seller acquired any Mortgage Loan from the originator of such Mortgage Loan.

Transferee:  Any Person who is acquiring by Transfer any Ownership Interest in a Residual Certificate.

Transferor:  Any originator of a Mortgage Loan.

Trust:  Terwin Mortgage Trust 2005-18ALT established pursuant to this Agreement.

Trust Fund:  The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the applicable Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the applicable Cut-off Date; (ii) the Collection Accounts, the Distribution Account, the Master Servicer Collection Account, the Basis Risk Reserve Fund, the Prefunding Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property which secured a Mortgage Loan and which has been acquired by foreclosure or deed in lieu of foreclosure after the applicable Cut-off Date; (iv) the Depositor’s rights under the Assignment and Assumption Agreement and the Mortgage Loan Purchase Agreement; (v) the Depositor’s rights under each Transfer Agreement and the Mortgage Loan Purchase Agreement; (vi) the Trustee’s rights under the Swap Agreement and (vii) all proceeds of the conversion, voluntary or involuntary, of and distributions on any of the foregoing.

Trustee:  U.S. Bank National Association, in its capacity as trustee under this Agreement and its successors and assigns in such capacity.

U.S. Person:  A “United States person” within the meaning of Section 7701(a)(30) of the Code.

Underwriter’s Exemption:  Prohibited Transaction Exemption 90-30, which has been amended and restated as set forth in Prohibited Transaction Exemption 2002-41, or any substantially similar administrative exemption granted by the U.S. Department of Labor.

Unpaid Realized Loss Amount: With respect to any Class of Certificates and as to any Distribution Date, the excess of (1) Realized Losses allocated to such Class on prior Distribution Dates over (2) all increases in the Class Principal Balance of such Class due to the application of Recoveries pursuant to Section 5.02(b) on prior Distribution Dates.

Value:  With respect to any Mortgaged Property, the value thereof as determined by an independent appraisal made at the time of the origination of the related Mortgage Loan or the sale price, if the appraisal is not available; except that, with respect to any Mortgage Loan that is a purchase money mortgage loan, the lesser of (i) the value thereof as determined by an independent appraisal made at the time of the origination of such Mortgage Loan, if any, and (ii) the sales price of the related Mortgaged Property, and with respect to any Mortgage Loan that is refinanced, the appraised value of the mortgaged property at the time of such refinance.

Voting Rights:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 97% of all Voting Rights shall be allocated among the LIBOR and Net WAC Certificates.  The portion of such 97% Voting Interests allocated to the LIBOR Certificates shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all such Classes then outstanding.  The Class P-X, Class M-X and Class B-X Certificates shall each be allocated 1% of the Voting Rights.  Voting Rights shall be allocated among the Certificates within each such Class in accordance with their respective Percentage Interests. The Class R Certificates shall have no voting rights.

Wells Fargo: Wells Fargo Bank, N.A., or its successors or assigns.

SECTION 1.02

Interest Calculations.

Interest on the LIBOR Certificates shall be calculated on the basis of a 360-day year and the actual number of days elapsed.  Interest on the Net WAC and Interest-Only Certificates shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.  All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.  The Securities Administrator’s establishment of the Certificate Index and the applicable Pass-Through Rate for any Class of Certificates for any Distribution Date shall, in the absence of manifest error, be final and binding.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Mortgage Loans.

(a)

The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee, in trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to (i) each Initial Mortgage Loan, including all interest and principal received or receivable on or with respect to such Initial Mortgage Loans after the Initial Cut-off Date and all interest and principal payments on the Initial Mortgage Loans received prior to the Initial Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Initial Mortgage Loans on or before the Initial Cut-off Date; (ii) any insurance policies in respect of the Initial Mortgage Loans; (iii) the Depositor’s rights under the Transfer Agreements and the Mortgage Loan Purchase Agreement; (iv) any such amounts as may be deposited into and held by the Securities Administrator, on behalf of the Trustee for the benefit of the Certificateholders in the Prefunding Account; and (v) all proceeds of and distributions on any of the foregoing.  In addition, on or prior to the Closing Date, the Swap Administrator, not in its individual capacity, but solely as Swap Administrator on behalf of the Supplemental Interest Trust, shall execute the Swap Agreement and the Depositor hereby directs the Swap Administrator to do so.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Seller, on behalf of the Depositor, has delivered or caused to be delivered to the Trustee, or to the Custodian as its designated agent, for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

(i)

the electronic Mortgage Loan Schedule, a copy of which has also been delivered to the Servicer, the Backup Servicer, the Master Servicer and the Trustee;

(ii)

(A)

the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed in blank or in the following form: “Pay to the order of U.S. Bank National Association, as Trustee for Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, Series 2005-18ALT, without recourse”, and signed in the name of the last named endorsee by an authorized officer, or

(B)

with respect to any Lost Mortgage Note, a lost note affidavit stating that the original Mortgage Note was lost or destroyed, together with a copy of such Mortgage Note;

(iii)

the original of any guarantee executed in connection with the Mortgage Note (if any);

(iv)

except as provided below, for each Initial Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage and including any riders to the Mortgage, and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN for that Initial Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Initial Mortgage Loan is a MOM Loan, or if such Initial Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment to MERS, in each case with evidence of recording thereon, and the original recorded or certified copy of a power of attorney, if the Mortgage was executed pursuant to a power of attorney, with evidence of recording thereon or, if such Mortgage or power of attorney has been submitted for recording but has not been returned from the applicable public recording office, has been lost or is not otherwise available, a copy of such Mortgage or power of attorney, as the case may be, together with an Officer’s Certificate of the Seller certifying, or certified by the escrow agent, closing attorney or title company, that the copy of such Mortgage delivered to the Trustee (or its Custodian) is a true copy and that the original of such Mortgage has been forwarded to the public recording office, or, in the case of a Mortgage that has been lost, a copy thereof (certified as provided for under the laws of the appropriate jurisdiction) and a written Opinion of Counsel (delivered at the Seller’s expense) acceptable to the Trustee and the Depositor that an original recorded Mortgage is not required to enforce the Trustee’s interest in the Initial Mortgage Loan;

(v)

the originals of all assumption, modification, consolidation or extension agreements (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the Seller, by, for example, a title company, escrow agent or closing attorney, the original to be delivered to the Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(vi)

in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, an original Assignment of Mortgage, in form and substance acceptable for recording.  The Mortgage shall be assigned in blank, to MERS or to “U.S. Bank National Association, as Trustee for Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, Series 2005-18ALT, without recourse;”

(vii)

in the case of each Initial Mortgage Loan that is not a MERS Mortgage Loan, an original copy of any intervening Assignment of Mortgage showing a complete chain of assignments, or, in the case of an intervening Assignment of Mortgage that has been lost, a written Opinion of Counsel (delivered to the Trustee and Custodian at the Seller’s expense) acceptable to the Trustee (as the Trustee shall notify the Custodian) that such original intervening Assignment of Mortgage is not required to enforce the Trustee’s interest in the Initial Mortgage Loans; and

(viii)

the original mortgage title insurance policy, or if the policy has not yet been issued, an original or copy of a marked-up written commitment or a pro forma title insurance policy marked as binding and countersigned by the title insurance company or its authorized agent either on its face or by an acknowledged closing instruction or escrow letter.

If the Seller, on behalf of the Depositor, delivers certified copies of any document or instrument set forth in Section 2.01(b) to the Custodian because of a delay caused by the public recording office in returning any recorded document, the Seller, on behalf of the Depositor, shall deliver to the Custodian, within 180 days of the Closing Date, an Officer’s Certificate, or the title company, escrow agent or closing attorney shall deliver a certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

In the event that in connection with any Initial Mortgage Loan that is not a MERS Mortgage Loan, the Seller, on behalf of the Depositor, cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Seller, on behalf of the Depositor, shall promptly deliver to the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office and in the case of (c) above, such original title policy (together with all riders thereto), upon receipt from the applicable title insurer.

With respect to any Mortgage Loan, none of the Depositor, the Seller, the Master Servicer, the Servicer, the Backup Servicer, the Securities Administrator or the Trustee shall be obligated to record or cause to be recorded the Assignments of Mortgage referred to in this Section 2.01.  In the event an Assignment of Mortgage is not recorded, neither the Master Servicer, the Depositor, the Seller, the Securities Administrator, the Trustee, the Servicer or the Backup Servicer shall have any liability for its failure to receive and act on notices related to such Assignment of Mortgage.

In connection with the assignment of any MERS Mortgage Loan, within three hundred sixty (360) days of receipt of all information and documentation required by MERS, the Seller will take (or shall cause the Servicer to take), at the expense of the Seller (with the cooperation of the Depositor and the Trustee), such actions as are necessary to cause the MERS® System to indicate that such Mortgage Loans have been assigned to the Trust in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans that are repurchased in accordance with this Agreement) in such computer files the information required by the MERS® System to identify the series of the Certificates issued in connection with the transfer of such Mortgage Loans to the Trust.

The Seller and the Depositor hereto understand and agree that it is not intended that any mortgage loan be included in the Trust that is a “High-Cost Home Loan” as defined by HOEPA or any other applicable predatory or abusive lending laws.

(c)

The Depositor hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, all right, title and interest in such Subsequent Mortgage Loans, including all interest and principal due on or with respect to such Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date and all interest and principal payments on such Subsequent Mortgage Loans received prior to the Subsequent Cut-off Date in respect of installments of interest and principal due thereafter, but not including principal and interest due on such Subsequent Mortgage Loans prior to the related Subsequent Cut-off Date, any insurance policies in respect of such Subsequent Mortgage Loans and all proceeds of any of the foregoing.

(d)

Upon three Business Day’s prior written notice to the parties hereto and the Rating Agencies, on any Business Day during the Prefunding Period designated by the Depositor, the parties hereto are hereby authorized to and shall complete, execute and deliver a Subsequent Transfer Agreement so long as no Rating Agency has provided written notice to such party that the execution and delivery of such Subsequent Transfer Agreement will result in a reduction or withdrawal of the ratings assigned to the Certificates on the Closing Date.

The transfer of Subsequent Mortgage Loans and the other property and rights relating to them on a Subsequent Transfer Date is subject to the satisfaction of each of the following conditions:

(i)

each Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date satisfies the representations and warranties with respect to such Mortgage Loan as of the applicable Subsequent Transfer Date; provided, however, that with respect to a breach of a representation and warranty with respect to a Subsequent Mortgage Loan, the obligation under Section 2.03(c) of this Agreement of the Seller to cure, repurchase or replace such Subsequent Mortgage Loan shall constitute the sole remedy against the Seller respecting such breach available to Certificateholders, the Depositor or the Trustee;

(ii)

the Trustee, the Securities Administrator and the Rating Agencies are provided with an Opinion of Counsel or Opinions of Counsel, at the expense of the Depositor, with respect to the qualification of the Trust Fund as a REMIC, to be delivered as provided pursuant to Section 2.01(e);

(iii)

the execution and delivery of such Subsequent Transfer Agreement or conveyance of the related Subsequent Mortgage Loans does not result in a reduction or withdrawal of any ratings assigned to the Certificates on the Closing Date by the Rating Agencies;

(iv)

no Subsequent Mortgage Loan conveyed on such Subsequent Transfer Date was 31 or more days contractually delinquent as of its Subsequent Cut-off Date;

(v)

the remaining term to stated maturity of such Subsequent Mortgage Loan will not exceed 30 years for fully amortizing loans or 15 years for Balloon Loans;

(vi)

the Depositor shall have deposited in the Master Servicer Collection Account all principal and interest collected with respect to the related Subsequent Mortgage Loans on or after the related Subsequent Cut-off Date;

(vii)

such Subsequent Mortgage Loan will not have a credit score less than 500;

(viii)

such Subsequent Mortgage Loan will not have a Loan-to-Value Ratio greater than 100.00%;

(ix)

such Subsequent Mortgage Loan will have a principal balance not greater than $1,000,000;

(x)

no Subsequent Mortgage Loan shall have a maturity date after January 1, 2037;

(xi)

the Subsequent Mortgage Loans will be secured by a first lien on the related Mortgaged Property;

(xii)

neither the Seller nor the Depositor shall be insolvent or shall be rendered insolvent as a result of such transfer;

(xiii)

no Servicer Event of Default has occurred hereunder;

(xiv)

each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

(xv)

each Subsequent Mortgage Loan will have a first payment date on or before February 2007;

(xvi)

such Subsequent Mortgage Loan is serviced by SLS as of the related Subsequent Transfer Date;

(xvii)

no Subsequent Mortgage Loan will be classified as a “high cost home,” “covered,” “high cost,” “high risk home,” “predatory” or similarly classified loan under any applicable state, federal or local law;

(xviii)

each Subsequent Mortgage Loan will have complied with in all material respects any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure, recording and all applicable predatory and abusive lending laws applicable to such Subsequent Mortgage Loan; and

(xix)

the Depositor shall have delivered to the Trustee and the Securities Administrator an Officer’s Certificate confirming the satisfaction of each of these conditions precedent;

(xx)

following the conveyance of the Subsequent Mortgage Loans on such Subsequent Transfer Date the characteristics of the Mortgage Loans will be as follows (calculated as of the respective Cut-off Dates):

(A)

weighted average Mortgage Rate of at least 7.180% per annum;

(B)

a weighted average Loan-to-Value Ratio of not more than 77.00%;

(C)

a weighted average credit score of not less than 683;

(D)

no less than 22.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be full documentation loans;

(E)

no more than 21.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be concentrated in one state and no more than 12.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be concentrated in any other state;

(F)

no more than 5.50% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will have a debt-to-income ratio of over 50%;

(G)

no less than 61.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be purchase money Mortgage Loans.;

(H)

no more than 13.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be no documentation Mortgage Loans; and

(I)

no more than 67.00% of the Mortgage Loans by aggregate Cut-off Date Principal Balance will be Interest-Only Mortgage Loans.

(e)

Upon (1) delivery to the Trustee and the Securities Administrator by the Depositor of the Opinions of Counsel referred to in Section 2.01(d)(ii), (2) delivery to the Trustee and the Securities Administrator by the Depositor of a revised Mortgage Loan Schedule reflecting the Subsequent Mortgage Loans conveyed on such Subsequent Transfer Date and the related Subsequent Mortgage Loans and (3) delivery to the Trustee and Securities Administrator by the Depositor of an Officer’s Certificate confirming the satisfaction of each of the conditions precedent pursuant to Section 2.01(d)(xix), the Securities Administrator shall remit to the Depositor the Aggregate Subsequent Transfer Amount related to the Subsequent Mortgage Loans transferred by the Depositor on such Subsequent Transfer Date from funds in the Prefunding Account.

Neither the Securities Administrator nor the Trustee shall be required to investigate or otherwise verify compliance with the conditions set forth in the preceding paragraph, except for its own receipt of documents specified above, and shall be entitled to conclusively rely on the required Officer's Certificate and Opinions of Counsel.

(f)

In addition to the conveyance made in the first paragraph of this Section 2.01, the Depositor does hereby convey, assign and set over to the Trustee for the benefit of the Certificateholders its rights and interests under the Mortgage Loan Purchase Agreement, including the Depositor’s right, title and interest in the representations and warranties contained in the Mortgage Loan Purchase Agreement, the rights in the Transfer Agreement described therein, and the benefit of the repurchase obligations and the obligation of the Seller contained in the Mortgage Loan Purchase Agreement to take, at the request of the Depositor or the Trustee, all action on its part which is reasonably necessary to ensure the enforceability of a Mortgage Loan.  The Trustee hereby accepts such assignment, and shall be entitled to exercise all rights of the Depositor under the Mortgage Loan Purchase Agreement as if, for such purpose, it were the Depositor.  The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in creation or assumption by the Trustee of any obligation of the Depositor, the Seller, or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto.

SECTION 2.02

Acceptance by the Trustee of the Mortgage Loans.

(a)

The Trustee hereby accepts its appointment as Trustee hereunder and acknowledges the Custodian’s receipt, subject to the provisions of Section 2.01 and subject to the review described below and any exceptions noted on the exception report described in the next paragraph below, of the documents referred to in Section 2.01 above and all other assets included in the definition of “Trust Fund” and declares that, in its capacity as Trustee, it or the Custodian holds and will hold the documents delivered to it constituting a Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of “Trust Fund” in trust for the exclusive use and benefit of all present and future Certificateholders.

The Trustee agrees to cause the Custodian to deliver prior to the Closing Date to the Depositor, the Servicer and the Trustee an Initial Certification in the form annexed hereto as Exhibit H.  The Trustee shall not be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

The Custodian shall execute and deliver on or prior to each Subsequent Transfer Date to the Depositor, the Servicer and the Trustee, a subsequent Initial Certification.  Based on its review and examination, and only as to the documents identified in such subsequent Initial Certification, the Custodian shall acknowledge that such documents appear regular on their face and relate to such Subsequent Mortgage Loan.  The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Not later than 90 days after the end of the Prefunding Period, the Custodial Agreement requires the Custodian to deliver to the Seller, Depositor and the Servicer a Final Certification in the form annexed hereto as Exhibit I, with any applicable exceptions noted thereon.  The Seller shall then either cure such defect or repurchase such Mortgage Loan in accordance with Section 2.02(a).

If, in the course of such review, the Trustee is notified by the Custodian that any document constituting a part of a Mortgage File does not meet the requirements of Section 2.01, the Trustee shall cause the Custodian to list such as an exception in the Final Certification; provided, however, that the Trustee shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

The Seller shall promptly correct or cure such defect within 180 days from the date it is so notified of such defect with information supporting the claim and, if the Seller does not correct or cure such defect within such period, the Seller shall either (i) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (ii) purchase such Mortgage Loan from the Trustee within 180 days from the date the Seller was notified of such defect in writing and providing information supporting the claim at the Repurchase Price of such Mortgage Loan; provided, however, that if the cure, substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, then the Seller shall be given 270 days from the date of the Seller’s receipt of such documentation to cure such defect or substitute for, or repurchase such Mortgage Loan; and further provided, that the Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Seller’s failure to record such Assignment of Mortgage, and the Seller shall not be obligated to repurchase or cure any Mortgage Loan solely because of such non-recordation. The Custodian shall deliver a copy of the Initial Certification and Exception Report to each Rating Agency within 270 days from the Closing Date indicating each Mortgage (a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage. Such notice shall be delivered every 90 days thereafter until the related Mortgage is returned to the Custodian.  Any such substitution effected more than 90 days after the Closing Date shall not be effected prior to the delivery to the Custodian of the Opinion of Counsel required by Section 2.05 hereof and any substitution shall not be effected prior to the additional delivery to the Custodian of a Request for Release certifying that such Mortgage Loan is a Qualified Substitute Mortgage Loan substantially in the form of Exhibit N and the Mortgage File for any such Qualified Substitute Mortgage Loan.  The Repurchase Price for any such Mortgage Loan shall be deposited by the Seller in the Distribution Account on or prior to the Business Day immediately preceding the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Custodian shall release the related Mortgage File to the Seller and shall execute and deliver at such entity’s request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.

(b)

It is understood and agreed that the obligation of the Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

(c)

All of the Mortgage Files are being held by the Custodian pursuant to the Custodial Agreement.  Notwithstanding anything to the contrary contained herein, the parties hereto acknowledge that the functions of the Trustee or the Custodian with respect to the custody, acceptance, inspection and release of the Mortgage Files pursuant to this Agreement shall be performed by the Custodian pursuant to the Custodial Agreement.

SECTION 2.03

Representations and Warranties of the Seller, the Master Servicer, the Securities Administrator, the Backup Servicer and the Servicer.

(a)

Terwin Advisors in its capacity as Seller, hereby makes on behalf of itself the representations and warranties set forth in Schedule IIA hereto and by this reference incorporated herein, to the Depositor, the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator and the Trustee, as of the Closing Date, or if so specified therein, as of the applicable Cut-off Date.  SLS, in its capacity as Servicer, hereby makes on behalf of itself the representations and warranties set forth in Schedule IIB hereto and by this reference incorporated herein, to the Depositor, the Master Servicer, the Backup Servicer, the Securities Administrator, the Seller and the Trustee, as of the Closing Date, or if so specified therein, as of the applicable Cut-off Date.  Wells Fargo, in its capacity as Master Servicer, backup Servicer, Securities Administrator and Swap Administrator, hereby makes the representations and warranties set forth in Schedule IIC hereto and by this reference incorporated herein, to the Depositor, the Seller and the Trustee, as of the Closing Date, or if so specified therein, as of the applicable Cut-off Date.

(b)

The Depositor hereby represents and warrants to the Servicer, the Master Servicer, the Securities Administrator, the Seller and the Trustee as follows, as of the date hereof:

(i)

The Depositor is duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full power and authority (corporate and other) necessary to own or hold its properties and to conduct its business as now conducted by it and to enter into and perform its obligations under this Agreement and the Mortgage Loan Purchase Agreement.

(ii)

The Depositor has the full corporate power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement and the Mortgage Loan Purchase Agreement and has duly authorized, by all necessary corporate action on its part, the execution, delivery and performance of this Agreement and the Mortgage Loan Purchase Agreement; and this Agreement and the Mortgage Loan Purchase Agreement, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes a legal, valid and binding obligation of the Depositor, enforceable against the Depositor in accordance with its terms, subject, as to enforceability, to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting creditors’ rights generally and (ii) general principles of equity, regardless of whether enforcement is sought in a proceeding in equity or at law.

(iii)

The execution and delivery of this Agreement and the Mortgage Loan Purchase Agreement by the Depositor, the consummation of the transactions contemplated by this Agreement and the Mortgage Loan Purchase Agreement, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of the Depositor and will not (A) result in a material breach of any term or provision of the charter or by-laws of the Depositor or (B) materially conflict with, result in a violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Depositor is a party or by which it may be bound or (C) constitute a material violation of any statute, order or regulation applicable to the Depositor of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Depositor; and the Depositor is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair the Depositor’s ability to perform or meet any of its obligations under this Agreement.

(iv)

No litigation is pending, or, to the best of the Depositor’s knowledge, threatened, against the Depositor that would materially and adversely affect the execution, delivery or enforceability of this Agreement and the Mortgage Loan Purchase Agreement or the ability of the Depositor to perform its obligations under this Agreement and the Mortgage Loan Purchase Agreement in accordance with the terms hereof.

(v)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Depositor of, or compliance by the Depositor with, this Agreement and the Mortgage Loan Purchase Agreement or the consummation of the transactions contemplated hereby, or if any such consent, approval, authorization or order is required, the Depositor has obtained the same.  The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, claims, liens, mortgage, pledge, charge, security interest, defenses or counterclaims.

(c)

The representations and warranties of each Transferor with respect to the related Mortgage Loans in the applicable Transfer Agreement, which have been assigned to the Trustee hereunder, were made as of the date specified in the applicable Transfer Agreement (or underlying agreement, if such Transfer Agreement is in the form of an assignment of a prior agreement).  To the extent that any fact, condition or event with respect to a Mortgage Loan constitutes a breach of both (i) a representation or warranty of the applicable Transferor under the applicable Transfer Agreement and (ii) a representation or warranty of the Seller under the Mortgage Loan Purchase Agreement, the obligations of the Seller under the Mortgage Loan Purchase Agreement shall be enforced and to the extent the Seller does not fulfill its contracted obligations then the obligations of the applicable Transferor shall be enforced under any applicable representation or warranty made by it.  The Trustee further acknowledges that the Depositor shall have no obligation or liability with respect to any breach of any representation or warranty with respect to the Mortgage Loans under any circumstances.

(d)

Upon discovery by any of the Depositor, the Master Servicer, the Servicer, the Securities Administrator or the Trustee of a breach of any of such representations and warranties that adversely and materially affects the value of the related Mortgage Loan, prepayment charges or the interests of the Certificateholders, the party discovering such breach shall give prompt written notice to the other parties.  Within 90 days of the discovery of such breach of any representation or warranty together with information indicating the nature of the breach, the applicable Transferor or the Seller, as applicable, shall either (a) cure such breach in all material respects, (b) repurchase such Mortgage Loan or any property acquired in respect thereof from the Trustee at the Repurchase Price or (c) within the two year period following the Closing Date, substitute a Qualified Substitute Mortgage Loan for the affected Mortgage Loan.  In the event of discovery of a breach of any representation and warranty of any Transferor or the Seller, the Trustee’s rights shall be enforced under the applicable Transfer Agreement and the Mortgage Loan Purchase Agreement for the benefit of Certificateholders.  If a breach of the representations and warranties set forth in the Transfer Agreement hereof exists solely due to the unenforceability of a prepayment charge, the Trustee or the other party having notice thereof shall notify the Servicer thereof and the Trustee shall not seek to enforce the repurchase remedy provided for herein unless such Mortgage Loan is not current.  In the event of a breach of the representations and warranties with respect to the Mortgage Loans set forth in a Transfer Agreement, the Trustee shall enforce the right of the Trust Fund to be indemnified for such breach of representation and warranty.  In the event that such breach relates solely to the unenforceability of a prepayment charge, amounts received in respect of such indemnity up to the amount of such prepayment charge shall be distributed pursuant to Section 5.05(i).  As provided in the Mortgage Loan Purchase Agreement, if the Transferor substitutes for a Mortgage Loan for which there is a breach of any representations and warranties in the related Transfer Agreement which adversely and materially affects the value of such Mortgage Loan and such substitute mortgage loan is not a Qualified Substitute Mortgage Loan, under the terms of the Mortgage Loan Purchase Agreement, the Seller will, in exchange for such substitute Mortgage Loan, (i) provide the applicable Purchase Price for the affected Mortgage Loan or (ii) within two years of the Closing Date, substitute such affected Mortgage Loan with a Qualified Substitute Mortgage Loan.  Any such substitution shall not be effected prior to the additional delivery to the Trustee and the Custodian of a Request for Release substantially in the form of Exhibit N and shall not be effected unless it is within two years of the Startup Day.  The Seller indemnifies and holds the Trust Fund, the Trustee, the Securities Administrator, the Depositor, the Master Servicer, the Servicer and each Certificateholder harmless against any and all taxes, claims, losses, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments, and any other costs, fees and expenses that the Trust Fund, the Trustee, the Securities Administrator, the Depositor, the Master Servicer, the Servicer and any Certificateholder may sustain in connection with any actions of the Seller relating to a repurchase of a Mortgage Loan other than in compliance with the terms of this Section 2.03 and the Mortgage Loan Purchase Agreement, to the extent that any such action causes (i) any federal or state tax to be imposed on the Trust Fund or any REMIC provided for herein, including without limitation, any federal tax imposed on “prohibited transactions” under Section 860F(a)(1) of the Code or on “contributions after the startup day” under Section 860G(d)(1) of the Code, or (ii) any REMIC created hereunder to fail to qualify as a REMIC at any time that any Certificate is outstanding.  In furtherance of the foregoing, if the Transferor or the Seller, as applicable, is not a member of MERS and repurchases a Mortgage Loan which is registered on the MERS System, the Transferor or the Seller, as applicable, at its own expense and without any right of reimbursement, shall cause MERS to execute and deliver an assignment of the Mortgage in recordable form to transfer the Mortgage from MERS to the Transferor or the Seller, as applicable, and shall cause such Mortgage to be removed from registration on the MERS System in accordance with MERS’ rules and regulations.

With respect to any Mortgage Loan repurchased by the Seller pursuant to the Mortgage Loan Purchase Agreement or by any Transferor pursuant to the applicable Transfer Agreement, the principal portion of the funds received by the Securities Administrator, in respect of such repurchase of a Mortgage Loan will be considered a Principal Prepayment and shall be deposited in the Distribution Account.  The Trustee, upon receipt of notice from the Seller of its deposit of the full amount of the Repurchase Price for a Deleted Mortgage Loan, or upon receipt of the Mortgage File for a Qualified Substitute Mortgage Loan substituted for a Deleted Mortgage Loan, shall release or cause to be released and reassign to the Seller or the applicable Transferor, as applicable, the related Mortgage File for the Deleted Mortgage Loan and shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be necessary to vest in such party or its designee or assignee title to any Deleted Mortgage Loan released pursuant hereto, free and clear of all security interests, liens and other encumbrances created by this Agreement, which instruments shall be prepared by the Seller, and the Trustee shall have no further responsibility with respect to the Mortgage File relating to such Deleted Mortgage Loan.

With respect to each Qualified Substitute Mortgage Loan to be delivered to the Trustee (or the Custodian) pursuant to the terms of this Article II in exchange for a Deleted Mortgage Loan:  (i) the applicable Transferor or the Seller, as applicable, must deliver to the Trustee (or its custodian) the Mortgage File for the Qualified Substitute Mortgage Loan containing the documents set forth in Section 2.01 along with a written certification certifying as to the Mortgage Loan satisfying all requirements under the definition of Qualified Substitute Mortgage Loan and the delivery of such Mortgage File and containing the granting language set forth in Section 2.01; and (ii) the Depositor will be deemed to have made, with respect to such Qualified Substitute Mortgage Loan, each of the representations and warranties made by it with respect to the related Deleted Mortgage Loan.  The Custodian shall review the Mortgage File with respect to each Qualified Substitute Mortgage Loan and certify to the Depositor that all documents required by Section 2.01 have been executed and received.

For any month in which the Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Seller will determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution and the aggregate prepayment penalties with respect to such Qualified Substitute Mortgage Loans is less than the aggregate Stated Principal Balance (after application of the principal portion of the Scheduled Payment due in the month of substitution) and aggregate prepayment penalties of all such Deleted Mortgage Loans.  An amount equal to the aggregate of the deficiencies described in the preceding sentence (such amount, the “Substitution Adjustment Amount”) shall be deposited into the Distribution Account by the Seller on the Determination Date for the Distribution Date relating to the Prepayment Period during which the related Mortgage Loan became required to be purchased or replaced hereunder.

One or more mortgage loans may be substituted for one or more Deleted Mortgage Loans.  The determination of whether a mortgage loan is a Qualified Substitute Mortgage Loan may be satisfied on an individual basis.  Alternatively, if more than one mortgage loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such mortgage loans and Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such mortgage loans are Qualified Substitute Mortgage Loans.

In the event that the Seller shall have repurchased a Mortgage Loan, the Repurchase Price therefor shall be deposited in the Distribution Account pursuant to Section 3.06 on or before the Business Day immediately preceding the related Servicer Remittance Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Repurchase Price and receipt of a Request for Release certifying the deposit of the Repurchase Price in the form of Exhibit N hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, representation or warranty, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Custodian for the benefit of the Certificateholders.

Notwithstanding any other provision of this Agreement, the right to substitute Mortgage Loans pursuant to this Article II shall be subject to the additional limitations that no substitution of a Qualified Substitute Mortgage Loan for a Deleted Mortgage Loan shall be made unless the Securities Administrator and the Trustee shall have received an Opinion of Counsel (at the expense of the party seeking to make the substitution) that, under current law, such substitution will not (A) affect adversely the status of any REMIC established hereunder as a REMIC, or of the related “regular interests” as “regular interests” in any such REMIC, or (B) cause any such REMIC to engage in a “prohibited transaction” or prohibited contribution pursuant to the REMIC Provisions.

The Servicer shall amend the Mortgage Loan Schedule to reflect the removal of such Deleted Mortgage Loan from the terms of this Agreement and the substitution of the Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans.  Upon such substitution by the Seller, such Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans shall constitute part of the Mortgage Pool and shall be subject in all respects to the terms of this Agreement and the Mortgage Loan Purchase Agreement, including all applicable representations and warranties thereof included in the Mortgage Loan Purchase Agreement as of the date of substitution.

(e)

It is understood and agreed that the representations, warranties and indemnification (i) set forth in this Section 2.03, (ii) of the Seller and the Depositor set forth in the Mortgage Loan Purchase Agreement and assigned to the Trustee by the Depositor hereunder and (iii) of each Transferor, assigned by the Seller to the Depositor pursuant to the Mortgage Loan Purchase Agreement and assigned to the Trustee by the Depositor hereunder shall each survive delivery of the Mortgage Files and the Assignment of Mortgage of each Mortgage Loan to the Trustee and shall continue throughout the term of this Agreement.

The Depositor shall deliver a copy of the Mortgage Loan Schedule to the Servicer on the Closing Date.

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee, the Securities Administrator, the Master Servicer and the Servicer with respect to each Mortgage Loan that, as of the Closing Date with respect to the Initial Mortgage Loans and as of the applicable Subsequent Transfer Date with respect to any Subsequent Mortgage Loan, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

(a)

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or Section 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee and the Securities Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of the Trustee, the Securities Administrator or the Trust Fund, addressed to the Trustee and the Securities Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

(b)

Upon discovery by the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator or the Trustee that any Mortgage Loan does not constitute a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five (5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller’s option, to either (i) substitute, if the conditions in Section 2.03(d) with respect to substitutions are satisfied, a Qualified Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to Section 2.03.  The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

SECTION 2.06

Execution and Delivery of the Swap Agreement and the Certificates.

The Trustee acknowledges receipt by the Custodian on its behalf of the documents identified in the Initial Certification in the form annexed hereto as Exhibit H and the Securities Administrator, on behalf of the Trustee, acknowledges receipt of the amounts required to be deposited into the Prefunding Account and, concurrently with such receipt, the Trustee, on behalf of the Trust, and the Certificate Registrar have executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund.  The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates and to perform the duties set forth in this Agreement according to its terms.

The Depositor hereby directs the Swap Administrator to execute and deliver on behalf of the Supplemental Interest Trust the Swap Agreement and authorizes the Swap Administrator to perform its obligations thereunder on behalf of the Supplemental Interest Trust in accordance with the terms of the Swap Agreement.  The Swap Administrator shall amend the Swap Agreement in accordance with its terms and as requested in writing by a party to the Swap Agreement to cure any ambiguity in or correct or supplement any provision of, the Swap Agreement; provided, however, that any such amendment will not have a material adverse effect to a Certificateholder as evidenced by a written confirmation from each Rating Agency that such amendment would not result in the reduction or withdrawal of the then current ratings of any outstanding Class of Certificates.  The Swap Agreement shall not part of any REMIC.  The Swap Provider is the calculation agent under the Swap Agreement and shall calculate all amounts pursuant to the Swap Agreement and notify the Securities Administrator of all such amounts.

The Depositor hereby directs the Swap Administrator to  execute, deliver and perform its obligations under the Swap Agreement on the Closing Date and thereafter on behalf of the Holders of the Certificates.  The Seller, the Depositor, the Servicer and the Holders of the Certificates by their acceptance of such Certificates acknowledge and agree that the Securities Administrator shall execute, deliver and perform its obligations under the Swap Agreement and shall do so solely in its capacity as Securities Administrator of the Supplemental Interest Trust and not in its individual capacity.

SECTION 2.07

REMIC Matters.

The Preliminary Statement sets forth the designations and “latest possible maturity date” for federal income tax purposes of all interests in each REMIC created hereby. The “Startup Day” for each REMIC for purposes of the REMIC Provisions shall be the Closing Date. The “tax matters person” with respect to each REMIC formed hereunder shall be the holder of the Class R Certificate.  The Securities Administrator on behalf of the holders of the Class R Certificates shall act as agent for the “tax matters person.”  By its acceptance of a Class R Certificate, each holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Securities Administrator as its agent to act on behalf of each REMIC formed hereunder pursuant to the specific duties outlined herein.  Each REMIC’s fiscal year shall be the calendar year.

SECTION 2.08

Related Agreements.

The Trustee acknowledges receipt of the Mortgage Loan Purchase Agreement and the Transfer Agreements.

SECTION 2.09

Conveyance of Lower Tier REMIC Regular Interests and Acceptance Thereof; Issuance of Certificates.

(a)

The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, assign, set over and otherwise convey in trust to the Trustee without recourse all the right, title and interest of the Depositor in and to the regular interests in the Subsidiary REMIC, the regular interests in the Middle REMIC, and for the benefit of the holders of the Certificates.  The Trustee acknowledges receipt of such regular interests (all of which are uncertificated) and declares that it holds and will hold the same in trust for the exclusive use and ultimate benefit of the holders of the Certificates. The interests evidenced by the residual interest in the Master REMIC, together with the interests in the Master REMIC evidenced by the Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class P-X, Class M-X and Class B-X Certificates constitute the entire beneficial ownership interest in the Master REMIC.

(b)

Concurrently with (i) the assignment and delivery to the Trustee of the Subsidiary REMIC and Middle REMIC (including the residual interests therein) and the acceptance by the Trustee thereof, pursuant to Section 2.01, Section 2.02 and this Section 2.09(b) and (ii) the assignment and delivery to the Trustee of the Master REMIC (including the residual interest therein) and the acceptance by the Trustee thereof, pursuant to this Section 2.09(b), the Trustee, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed, on behalf of the Trust, and the Certificate Registrar has authenticated and delivered to or upon the order of the Depositor, the Class R Certificates in authorized denominations evidencing the residual interest in each of the Subsidiary REMIC, the Middle REMIC and the Master REMIC.

ARTICLE III

ADMINISTRATION AND SERVICING
OF MORTGAGE LOANS

SECTION 3.01

Servicer to Service Mortgage Loans.

For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices.  In connection with such servicing and administration, the Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, provided that the Servicer shall not take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee or the Certificateholders under this Agreement.  The Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders.  The Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Servicer to service and administer the Mortgage Loans to the extent that the Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Servicer.

The Servicer further is authorized and empowered by the Trustee, on behalf of the Certificateholders and the Trustee, in its own name or in the name of the Subservicer, when the Servicer or the Subservicer, as the case may be, believes it is appropriate in its best judgment to register any Mortgage Loan on the MERS® System, or cause the removal from the registration of any Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns. Any reasonable expenses incurred in connection with the actions described in the preceding sentence or as a result of MERS discontinuing or becoming unable to continue operations in connection with the MERS® System, shall be Servicing Advances subject to withdrawal by the Servicer from the Collection Account.

With respect to the Mortgage Loans, the Servicer agrees that, with respect to the Mortgagors of such Mortgage Loans, the Servicer for each Mortgage Loan shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company on a monthly basis.

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

(a)

The Mortgage Loans may be subserviced by a Subservicer on behalf of the Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing, and no event has occurred, including but not limited to a change in insurance coverage, which would make it unable to comply with the eligibility requirements for lenders imposed by FNMA or for seller/servicer imposed by FHLMC, or which would require notification to FNMA or FHLMC. The Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by the Servicer of a Subservicer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of a Subservicer as fully as if such acts and omissions were those of the Servicer.  The Servicer shall pay all fees and expenses of any Subservicer engaged by the Servicer from its own funds.

Notwithstanding the foregoing, the Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of the Servicer’s obligation to perform all or substantially all of the servicing of the related Mortgage Loans to such Outsourcer.  In such event, the use by the Servicer of any such Outsourcer shall not release the Servicer from any of its obligations hereunder and the Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of the Servicer, and the Servicer shall pay all fees and expenses of the Outsourcer from its own funds.

(b)

At the cost and expense of the Servicer, without any right of reimbursement from the Depositor, Trustee, the Securities Administrator, the Master Servicer, the Backup Servicer or the applicable Collection Account, the Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a); provided, however, that nothing contained herein shall be deemed to prevent or prohibit the Servicer, at the Servicer’s option, from electing to service the related Mortgage Loans itself. In the event that the Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Securities Administrator, the Master Servicer, the Backup Servicer or any successor Servicer, the Servicer shall at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible. The Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from the Servicer’s own funds without any right of reimbursement from the Depositor, Trustee, the Master Servicer, the Backup Servicer, any successor Servicer or the applicable Collection Account.

(c)

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and its Subservicer, the Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, the Servicer shall not be relieved of its obligations to the Depositor, Trustee or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Mortgage Loans. The Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of the Servicer by the Subservicer or Outsourcer, as applicable, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

For purposes of this Agreement, the Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Mortgage Loans that are received by a related Subservicer or Outsourcer regardless of whether such payments are remitted by the Subservicer or Outsourcer to the Servicer.

Any Subservicing Agreement and any other transactions or services relating to the Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the Servicer alone, and none of the Depositor, the Master Servicer, the Securities Administrator and the Trustee shall have any obligations, duties or liabilities with respect to a Subservicer including any obligation, duty or liability to monitor such Subservicer or to pay a Subservicer’s fees and expenses.

SECTION 3.03

Reserved.

SECTION 3.04

Reserved.

SECTION 3.05

Master Servicer or Backup Servicer to Act as Servicer.

In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of a Servicer Event of Termination, as defined in Section 8.01 herein), the successor Servicer (which may be the Master Servicer or the Backup Servicer, pursuant to Section 8.02) shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Master Servicer or the Backup Servicer, as applicable, shall not be (i) obligated to make Advances if it is prohibited from doing so by applicable law, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of the Servicer hereunder). Any such assumption shall be subject to Section 8.02 hereof.

The Servicer shall, upon request of the Trustee, the Securities Administrator, the Master Servicer or successor Servicer, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by the Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Subservicing Agreement to the assuming party at the expense of the outgoing Servicer.

SECTION 3.06

Collection of Mortgage Loans; Collection Account; Master Servicer Collection Account; Distribution Account.

(a)

Continuously from the date hereof until the principal and interest on all Mortgage Loans have been paid in full or such Mortgage Loans have become Liquidated Mortgage Loans, the Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement.  Consistent with the foregoing, the Servicer may in its discretion (i) waive any late payment charge and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that the Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the applicable Cut-off Date. In the event of any such arrangement, the Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 3.21 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements.  The Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the related Servicer, such default is reasonably foreseeable, the Servicer may also, consistent with the standards set forth in Section 3.01, waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Rate, forgive the payment of principal or interest or extend the final maturity date of such Mortgage Loan), accept payment from the related Mortgagor of an amount less that the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as "forbearance").

(b)

The Servicer shall segregate and hold all funds collected and received pursuant to a Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled “[Servicer’s Name], as servicer for U.S. Bank National Association, as trustee, in trust for the Holders of Terwin Mortgage Trust 2005-18ALT, Asset-Backed Certificates, TMTS Series 2005-18ALT”, wherein the Servicer will have access to such Collection Account. Each Collection Account shall be an Eligible Account. Any funds deposited in a Collection Account may not be invested and shall be fully insured to the full extent permitted under applicable law. Funds deposited in a Collection Account may be drawn on by the Servicer in accordance with Section 3.09.  Each Collection Account may be an interest bearing account.

(c)

The Servicer shall deposit in the applicable Collection Account on a daily basis within two (2) Business Days following receipt, and, in each case, retain therein, the following collections remitted by Subservicers or payments received by such Initial Cut-off Date (or with respect to the Subsequent Mortgage Loans, the applicable Subsequent Cut-Off Date), other than payments of principal and interest due on or before the applicable Cut-off Date:

(i)

all payments on account of principal on the related Mortgage Loans, including all Principal Prepayments and all payments of Prepayment Premiums on the related Mortgage Loans received during the related Prepayment Period, if any;

(ii)

all payments on account of interest on the related Mortgage Loans adjusted to the per annum rate equal to the Mortgage Rate reduced by the Servicing Fee Rate;

(iii)

all Liquidation Proceeds on the related Mortgage Loans;

(iv)

all Insurance Proceeds on the related Mortgage Loans including amounts required to be deposited pursuant to Section 3.01;

(v)

all Advances made by the Servicer pursuant to Section 3.21;

(vi)

all Substitution Adjustment Amounts and Repurchase Prices on the related Mortgage Loans;

(vii)

with respect to each Principal Prepayment on the related Mortgage Loans, the Prepayment Interest Shortfall, if any, for the Prepayment Period. The aggregate of such deposits shall be made from the Servicer’s own funds, without reimbursement therefor, up to a maximum amount per month equal to the Compensating Interest Payment, if any, for the Mortgage Loans serviced by the Servicer and Distribution Date;

(viii)

any amounts required to be deposited by the Servicer in respect of net monthly income from REO Property pursuant to Section 3.12; and

(ix)

any other amounts required to be deposited hereunder.

The foregoing requirements for deposit into a Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, Ancillary Income need not be deposited by the Servicer into such Collection Account.  In addition, notwithstanding the provisions of this Section 3.06, the Servicer may deduct from interest collections on a Mortgage Loan received by it, prior to deposit to the applicable Collection Account, any portion of any Scheduled Payment for such Mortgage Loan representing the Servicing Fee.  In the event that the Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.  Such withdrawal or direction may be accomplished by delivering written notice thereof to the Securities Administrator or such other institution maintaining such Collection Account that describes the amounts deposited in error in such Collection Account.  The Securities Administrator may conclusively rely on such notice and shall have no liability in connection with the withdrawal of such funds at the direction of the Servicer.  The Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section. All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.09(a).

(d)

The Master Servicer shall establish and maintain an account, for the benefit of the Certificateholders, as a segregated account, which may be a subaccount of the Distribution Account (the “Master Servicer Collection Account”), which shall be an Eligible Account.  The Master Servicer shall, promptly upon receipt from the Servicer on the Servicer Remittance Date, deposit into the Master Servicer Collection Account and retain on deposit until the related Master Servicer Remittance Date, the following amounts:

(i)

the aggregate amount remitted by the Servicer to the Master Servicer pursuant to Section 3.09(a)(viii); and

(ii)

any other amounts deposited hereunder which are required to be deposited in the Master Servicer Collection Account pursuant to this Agreement.

In the event that the Servicer shall remit to the Master Servicer any amount not required to be remitted, the Servicer may at any time in writing direct the Master Servicer to withdraw such amount from the Master Servicer Collection Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering written notice to the Master Servicer (upon which the Master Servicer may conclusively rely) which describes the amounts deposited in error in the Master Servicer Collection Account.  All funds deposited in the Master Servicer Collection Account shall be held by the Master Servicer in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09(b).  In no event shall the Master Servicer incur liability for withdrawals from the Master Servicer Collection at the direction of the Servicer.

(e)

The Securities Administrator shall establish and maintain an account, for the benefit of the Certificateholders, as a segregated account, the Distribution Account, which shall be an Eligible Account.  The Securities Administrator shall, promptly upon receipt from the Master Servicer on the Master Servicer Remittance Date, deposit into the Distribution Account and retain on deposit until the related Distribution Date, the following amounts:

(i)

the aggregate amount remitted by the Master Servicer to the Securities Administrator pursuant to Section 3.09(b)(iii); and

(ii)

any other amounts deposited hereunder which are required to be deposited in the Distribution Account pursuant to this Agreement.

In the event that the Master Servicer shall remit to the Securities Administrator any amount not required to be remitted, it may at any time in writing direct the Securities Administrator to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering written notice to the Securities Administrator (upon which the Securities Administrator may conclusively rely) which describes the amounts deposited in error in the Distribution Account.  All funds deposited in the Distribution Account shall be held by the Securities Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.09(b).  In no event shall the Securities Administrator incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

(f)

Each institution at which a Collection Account, the Master Servicer Collection Account or the Distribution Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein in Eligible Investments as directed in writing by the related Servicer (in the case of a Collection Account), the Master Servicer (in the case of the Master Servicer Collection Account) or the Securities Administrator (in the case of the Distribution Account) which shall mature not later (i) in the case of a Collection Account, the related Servicer Remittance Date and (ii) in the case of the Master Servicer Collection Account, the Business Day immediately preceding the Master Servicer Remittance Date and (iii) in the case of the Distribution Account, the Business Day immediately preceding the Distribution Date, and, in each case, shall not be sold or disposed of prior to its maturity.  All such Eligible Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders.  All income and gain net of any losses realized from any such balances or investment of funds on deposit in the Collection Account shall be for the benefit of the Servicer as servicing compensation and shall be remitted to it monthly.  The amount of any net investment losses in the Collection Account shall promptly be deposited by the related Servicer in such Collection Account, but in any event, no later than the related Servicer Remittance Date.  All net income and gain realized from the investment of, and all earnings on, funds deposited in the Master Servicer Collection Account shall be for the benefit of the Master Servicer and shall be available to be withdrawn pursuant to Section 3.09(b)(i).  The amount of any net investment losses in the Master Servicer Collection Account shall promptly be deposited by the Master Servicer in the Master Servicer Collection Account, but in any event, no later than the related Master Servicer Remittance Date.  All net income and gain realized from the investment of, and all earnings on, funds deposited in the Distribution Account shall be for the benefit of the Securities Administrator and shall be available to be withdrawn pursuant to Section 3.09(b)(i).  The amount of any net investment losses in the Distribution Account shall promptly be deposited by the Securities Administrator in the Distribution Account, but in any event, no later than the related Distribution Date.  All amounts on deposit in the Prefunding Account shall remain uninvested.  The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Distribution Account, the Master Servicer Collection Account, a Collection Account or the Prefunding Account and made in accordance with this Section 3.06.  The Securities Administrator shall not be liable for the amount of any loss incurred in respect of any investment or lack thereof of funds held in the Collection Account or the Prefunding Account.

(g)

The Servicer shall give notice to the Securities Administrator, Trustee, the Master Servicer, the Backup Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account prior to any change thereof.  The Master Servicer shall give notice to the Securities Administrator, Trustee, the Backup Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Master Servicer Collection Account prior to any change thereof.  The Securities Administrator shall give notice to the Trustee, the Servicer, the Master Servicer, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account prior to any change thereof.

(h)

The Securities Administrator shall establish and maintain, on behalf of the Certificateholders, the Prefunding Account.  On the Closing Date the Depositor shall remit the Prefunded Amount to the Securities Administrator for deposit in the Prefunding Account.  On each Subsequent Transfer Date, upon satisfaction of the conditions for such Subsequent Transfer Date set forth in Sections 2.01(d) and (e), with respect to the related Subsequent Transfer Agreement, the Securities Administrator shall remit to the Depositor the applicable Aggregate Subsequent Transfer Amount as payment of the purchase price for the related Subsequent Mortgage Loans.

If any funds remain in the Prefunding Account at the end of the Prefunding Period, to the extent that they represent earnings on the amounts originally deposited into the Prefunding Account, the Securities Administrator shall distribute them to the order of the Depositor.  The remaining funds shall be transferred to the Distribution Account to be included as part of principal distributions to the Certificates on the first Distribution Date after the Prefunding Period.

SECTION 3.07

Reserved.

SECTION 3.08

Access to Certain Documentation and Information Regarding the Mortgage Loans; Inspections.

(a)

The Servicer shall afford the Depositor, the Securities Administrator and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Servicer.

(b)

Upon reasonable advance notice in writing, the Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Servicer in providing such reports and access.

SECTION 3.09

Permitted Withdrawals from the Collection Accounts, the Master Servicer Collection Account and the Distribution Account.

(a)

The Servicer may from time to time make withdrawals from a related Collection Account for the following purposes:

(i)

to pay to the Servicer (to the extent not previously retained by the Servicer) the servicing compensation to which it is entitled pursuant to Section 3.15, and to pay to the Servicer, as additional servicing compensation, earnings from funds in or credited to such Collection Account and any sub-account thereof;

(ii)

to reimburse the Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by the Servicer and amounts held in the Collection Account not then required to be remitted);

(iii)

to reimburse the Servicer for any Nonrecoverable Advance previously made;

(iv)

to reimburse the Servicer for (A) unreimbursed Servicing Advances, the Servicer’s right to reimbursement pursuant to this clause (iv) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.12 hereof;

(v)

to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)

to reimburse the Seller, the Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

(vii)

to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii)

on or prior to 2:00 p.m. New York time on the Servicer Remittance Date preceding each Distribution Date, to withdraw an amount equal to the amount then on deposit in the Collection Account (including any Advances and Compensating Interest Payments required to be paid by the Servicer with respect to the related Prepayment Period and any Prepayment Premiums collected or paid by the Servicer during the related Prepayment Period), other than Scheduled Payments due on any Due Date subsequent to the Servicer Remittance Date, Payoffs received after the end of the related Prepayment Period and amounts representing payments or reimbursements permitted to be made to the Servicer in accordance with the provisions of this Agreement, for such Distribution Date and remit such amount to the Master Servicer for deposit in the Master Servicer Collection Account; and

(ix)

to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv) and (v).  Prior to making any withdrawal from a Collection Account pursuant to subclause (iii), the Servicer shall deliver to the Securities Administrator and the Trustee a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by the Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.

If the Servicer fails to remit to the Master Servicer for distribution to the Certificateholders any payment, including any Advance to be made by the Servicer on the Servicer Remittance Date (without regard to any grace period), the Servicer shall pay to the Master Servicer, for the account of the Master Servicer, interest on such late remittance from and including the Servicer Remittance Date to but excluding the related Distribution Date, at an annual rate equal to the Federal Funds Rate.

(b)

The Master Servicer may from time to time make withdrawals from the Master Servicer Collection Account for the following purposes:

(i)

to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03 hereof;

(ii)

to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(iii)

on or prior to 2:00 p.m. New York time on the Master Servicer Remittance Date preceding each Distribution Date, to withdraw an amount equal to the amount then on deposit in the Master Servicer Collection Account (including any Advances and Compensating Interest Payments required to be paid by the Master Servicer with respect to the related Prepayment Period and any Prepayment Premiums collected or paid by the Master Servicer during the related Prepayment Period), other than Scheduled Payments due on any Due Date subsequent to the Master Servicer Remittance Date, Payoffs received after the end of the related Prepayment Period and amounts representing payments or reimbursements permitted to be made to the Master Servicer in accordance with the provisions of this Agreement, for such Distribution Date and remit such amount to the Securities Administrator for deposit in the Distribution Account;

(iv)

to clear and terminate the Master Servicer Collection Account upon termination of this Agreement pursuant to Section 10.01 hereof.

The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Master Servicer Collection Account pursuant to the subclauses above.

If the Master Servicer fails to remit to the Securities Administrator for distribution to the Certificateholders any payment, including any Advance to be made by the Master Servicer on the Master Servicer Remittance Date (without regard to any grace period), the Master Servicer shall pay to the Securities Administrator, for the account of the Securities Administrator, interest on such late remittance from and including the Master Servicer Remittance Date to but excluding the related Distribution Date, at an annual rate equal to the Federal Funds Rate.

(c)

The Securities Administrator shall, from time to time, withdraw or transfer funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 9.11).  In addition, the Securities Administrator shall from time to time make withdrawals from the Distribution Account for the following purposes:

(i)

to withdraw and return to the Master Servicer or the Servicer for deposit to the Master Servicer Collection Account or Collection Account any amount deposited in the Distribution Account and not required to be deposited therein;

(ii)

to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 10.01 hereof; and

(iii)

(a) to pay itself the Securities Administrator Fee with respect to such Distribution Date, (b) to the extent not paid by the Securities Administrator pursuant to the Custodial Agreement, to pay to the Custodian the Custodian Fee with respect to such Distribution Date and (c) to pay or reimburse itself, the Master Servicer, the Backup Servicer, the Trustee or the Custodian any amounts (including but not limited to amounts pursuant to Sections 9.05 and 9.15 hereof), including servicing transfer costs, permitted to be paid or reimbursed to any such Person in accordance with the provisions of this Agreement or the Custodial Agreement.

SECTION 3.10

Reserved.

SECTION 3.11

Enforcement of Due on Sale Clauses; Assumption Agreements.

(a)

The Servicer shall use its best efforts to enforce any “due on sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note.  When the Mortgaged Property has been conveyed by the Mortgagor, the Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Mortgage Loan under the “due on sale” clause applicable thereto, provided, however, that the Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(b)

If the Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, the Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event the Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Mortgage Loan or the outstanding principal amount of the Mortgage Loan shall be changed.

(c)

To the extent that any Mortgage Loan is assumable, the Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Mortgage Loan.

(d)

Subject to the Servicer’s duty to enforce any due on sale clause to the extent set forth in this Section 3.11, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith.  The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee or the Custodian, with a copy to the Master Servicer and the Backup Servicer, the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

SECTION 3.12

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)

The Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Servicer shall take such action as (i) the Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) the Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Depositor, Trustee and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that the Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the related Collection Account).  The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise pursuant to Section 3.09(a).  Notwithstanding the foregoing, as to any Mortgage Loan that becomes 180 days delinquent, the Servicer will determine whether any net recovery is possible through foreclosure proceedings or other liquidation of the related Mortgaged Property.  If the Servicer determines that no such recovery is possible, it will be obligated to charge-off the related Mortgage Loan and such Mortgage Loan shall be deemed a Liquidated Mortgage Loan.  Any Mortgage Loan that is charged off may be sold to the Servicing Rights Owner, at its option, at its fair market value, and such Servicing Rights Owner or its transferee will be entitled to any amounts subsequently received in respect of any charged-off Mortgage Loans.  The Servicer shall not have any obligation to purchase any Mortgaged Property at any foreclosure sale.

Upon the charge-off of any Mortgage Loan by the Servicer, the Servicer shall notify the Master Servicer and the Seller that such Mortgage Loan has been charged-off and shall transfer servicing of such Mortgage Loan to the entity designated by the Servicing Rights Owner (which entity shall not be Wells Fargo). Transfer of servicing will be completed no later than 30 days following the date of charge-off. The entity designated by the Servicing Rights Owner will service such charged-off Mortgage Loan in accordance with terms and conditions acceptable to the Trustee.  Wells Fargo shall not be the Master Servicer or the Backup Servicer with respect to such Mortgage Loan.

Notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has reasonable cause to believe that a Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trustee otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by the Servicer. Upon completion of the inspection, the Servicer shall promptly provide the Trustee with a written report of environmental inspection.

In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances made by the Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property.  If however, the aggregate of such clean up and foreclosure costs and Servicing Advances as estimated in the environmental inspection report are less than or equal to the estimated value of the Mortgaged Property, then the Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.09(a) hereof. In the event the Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, the Servicer shall be reimbursed for all Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.09(a) hereof, and the Servicer shall have no further obligation to service such Mortgage Loan under the provisions of this Agreement.

(b)

With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder. Pursuant to its efforts to sell such REO Property, the Servicer shall, in accordance with Accepted Servicing Practices, manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall furnish to the Securities Administrator a statement with respect to any REO Property covering the operation of such REO Property and such other information as the Trustee shall reasonably request and which is necessary to enable the Trust to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date.  The Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required for filing.

To the extent consistent with Accepted Servicing Practices, the Servicer shall also maintain on each REO Property fire and hazard insurance with extended coverage in amount which is equal to the outstanding principal balance of the related Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Securities Administrator shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in Section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the Servicer shall have applied for and obtained, prior to the expiration of such three year period, an extension of such three year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three year period shall be extended by the applicable extension period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Servicer has agreed to indemnify and hold harmless the Trustee and the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligor is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445 2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)

The decision of the Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

(e)

The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority:  first, to reimburse the Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Servicer pursuant to Section 3.09(a)(iii) that related to such Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the Servicing Fee Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Servicer as additional servicing compensation pursuant to Section 3.15.

(f)

Reserved.

(g)

The Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund any Mortgage Loan which is 90 or more days delinquent or which is in foreclosure.  If it elects to make any such purchase, the Servicer shall purchase such Mortgage Loan with its own funds at a price equal to the Repurchase Price.

SECTION 3.13

Trustee to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Servicer will immediately notify the Custodian by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit N. Upon receipt of such request, the Custodian shall promptly release the related Mortgage File to the Servicer, and the Servicer shall, under Power of Attorney from the Trustee, within four Business Days of receipt of such Mortgage File from the Custodian, execute and deliver the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian shall, within three Business Days of delivery to the Custodian of a Request for Release in the form of Exhibit N signed by a Servicing Officer, release or cause the Custodian to release the Mortgage File to the Servicer.  Subject to the further limitations set forth below, the Servicer shall cause the Mortgage File or documents so released to be returned to the Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case the Servicer shall deliver to the Custodian a Request for Release in the form of Exhibit N, signed by a Servicing Officer.  It is understood and agreed that no expenses incurred in connection with such instrument of satisfaction or assignment, as the case may be, shall be chargeable to the Servicer, except as provided in the next paragraph.  If requested by the Servicer, the Custodian shall forward such Mortgage File or other requested items to the Servicer by overnight mail at the requesting party’s expense.  Notwithstanding anything to the contrary above, at the request of the Servicer, the Trustee shall provide to the Servicer a limited Power of Attorney to empower the Servicer to execute and deliver the instruments and documents needed to complete the transactions contemplated by this Section 3.13.

Notwithstanding the foregoing, in connection with a Principal Prepayment in full of any Mortgage Loan, the Master Servicer or the Backup Servicer may request release of the related Mortgage File from the Custodian, in accordance with the provisions of this Agreement, in the event the Servicer fails to do so.  If requested by the Master Servicer, the Backup Servicer or the Servicer, the Custodian shall forward such Mortgage File or other requested items to the requesting party by overnight mail at the requesting party’s expense.

If the Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.14

Documents, Records and Funds in Possession of the Servicer to be Held for the Trustee.

Notwithstanding any other provisions of this Agreement, the Servicer shall transmit to the Custodian on behalf of the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Servicer from time to time required to be delivered to the Trustee pursuant to the terms hereof and shall account fully to the Securities Administrator for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a related Collection Account, shall be held by the Servicer for and on behalf of the Trust and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement. The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Master Servicer Collection Account or Distribution Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

SECTION 3.15

Servicing Fee.

As compensation for its services hereunder, the Servicer shall be entitled to withdraw from the applicable Collection Account in accordance with Section 3.09(a) or to retain from interest payments on the related Mortgage Loans the amount of the Servicing Fee for each Mortgage Loan, less any amounts in respect of its Servicing Fee payable by the Servicer pursuant to Section 3.06(c)(vii).  The Servicing Fee for the Servicer is limited to, and payable solely from, the interest portion of such Scheduled Payments collected by the Servicer.

Additional servicing compensation in the form of Ancillary Income shall be retained by the Servicer.  The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.  Notwithstanding anything to the contrary in this Agreement, in no event shall the Trustee, the Master Servicer or the Securities Administrator be liable for any Servicing Fee or for any differential between the Servicing Fee and the amount necessary to induce a successor servicer to act as successor servicer under this Agreement.

SECTION 3.16

Access to Certain Documentation.

The Servicer shall provide to the Master Servicer and to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Servicer. Nothing in this Section shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

SECTION 3.17

Annual Statement as to Compliance.

Not later than February 28th of each calendar year (other than the calendar year during which the Closing Date occurs), the Servicer shall deliver to the Depositorr, the Master Servicer and the Securities Administrator an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Servicer during the preceding calendar year and of the performance of the Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default.

The Servicer shall indemnify and hold harmless the Master Servicer and its officers, directors, agents and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach by the Servicer or any of its officers, directors, agents or affiliates of its obligations under this Section 3.17 or the negligence, bad faith or willful misconduct of the Servicer in connection therewith. If the indemnification provided for herein is unavailable or insufficient to hold harmless the Master Servicer, then the Servicer agrees that it shall contribute to the amount paid or payable by the Master Servcier as a result of the losses, claims, damages or liabilities of the Master Servicer in such proportion as is appropriate to reflect the relative fault of the Master Servcier on the one hand and the Servicer on the other in connection with a breach of the Servicer’s obligations under this Section 3.17 or the Servicer’s negligence, bad faith or willful misconduct in connection therewith.

SECTION 3.18

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

Not later than February 28th of each calendar year (other than the calendar year during which the Closing Date occurs), the Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer, the Securities Administrator and the Depositor, to the effect that with respect to the Servicer, such firm has examined certain documents and records relating to the servicing of mortgage loans which the Servicer is servicing which may include the related Mortgage Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.  In addition the Servicer shall disclose to such firm all significant deficiencies relating to such Servicer’s compliance with the minimum servicing standards set forth in this Agreement.  In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

Copies of such statements shall be provided by the Securities Administrator to any Certificateholder upon request at the Master Servicer’s or the Servicer’s expense, provided such statement is delivered by the Master Servicer or the Servicer to the Securities Administrator.

SECTION 3.19

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

The Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall protect and insure the Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of the Servicer Employees.  The Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure the Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.19 requiring the Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve the Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA.  The Servicer will furnish a copy of the Fidelity Bond or Errors and Omissions Insurance Policy to the Trustee and the Master Servicer upon request.

SECTION 3.20

Prepayment Premiums.

Notwithstanding anything in this Agreement to the contrary, in the event of a Principal Prepayment in full, the Servicer may not waive any Prepayment Premium or portion thereof required by the terms of the related Mortgage Note unless (i) the related Mortgage Loan is in default or foreseeable default and such waiver (a) is standard and customary in servicing mortgage loans similar to the Mortgage Loans and (b) would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) (A) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership, or other similar law relating to creditors’ rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment, or (B) the enforceability is otherwise limited or prohibited by applicable law, or (iii) the Servicer has not been provided with information sufficient to enable it to collect the Prepayment Premium.  For the avoidance of doubt, the Servicer may waive a Prepayment Premium in connection with a short sale or short payoff on a defaulted Mortgage Loan.  If the Servicer has waived all or a portion of a Prepayment Premium relating to a Principal Prepayment, other than as provided above, the Servicer shall deliver to the Master Servicer no later than the next succeeding Servicer Remittance Date, for deposit into the Master Servicer Collection Account the amount of such Prepayment Premium (or such portion thereof as had been waived) for distribution in accordance with the terms of this Agreement and such failure of the Servicer to deliver such amount shall constitute a Servicer Event of Termination hereunder.  If the Servicer has waived all or a portion of a Prepayment Premium for any reason, it shall notify the Master Servicer and the Seller thereof and shall include such information in any monthly reports it provides the Securities Administrator and the Seller.

SECTION 3.21

Advances by the Servicer, the Master Servicer and the Backup Servicer.

The Servicer shall deposit in the related Collection Account at the time described below an amount equal to, with respect to the Mortgage Loans, all Scheduled Payments of principal and interest at the Mortgage Rate less the Servicing Fee which were due on the related Mortgage Loans during the applicable Collection Period; provided however, that with respect to any Balloon Loan that is delinquent on its maturity date, the Servicer will not be required to advance the related balloon payment but will be required to continue to make advances in accordance with this Section 3.21 with respect to such Balloon Loan in an amount equal to an assumed scheduled payment of interest at the Mortgage Rate less the Servicing Fee that would otherwise be due based on the original amortization schedule for that Mortgage Loan.  The Servicer’s obligation to make such Advances as to any related Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Mortgage Loan, or the related Mortgaged Property or related REO Property has been liquidated or charged-off in accordance with Section 3.12 or until the purchase or repurchase thereof (or substitution therefor) from the Trust Fund pursuant to the terms of this Agreement.  The Servicer shall not be required to advance shortfalls of principal or interest resulting from any related bankruptcy proceedings or the application of the Relief Act.

To the extent required by Accepted Servicing Practices, the Servicer shall be obligated to make Advances with respect to those Mortgage Loans serviced by it in accordance with the provisions of this Agreement; provided however, that such obligation with respect to any related Mortgage Loan shall cease if the Master Servicer, the Backup Servicer or the Servicer, as applicable, determines, in its sole discretion, that Advances with respect to such Mortgage Loan are Nonrecoverable Advances.  In the event SLS fails to make a required Advance, the Master Servicer shall make such Advance on or before the next Distribution Date, except to the extent the Master Servicer determines such Advance to be a NonRecoverable Advance.  Upon the assumption of servicing by the Backup Servicer, the Backup Servicer shall reimburse the Master Servicer for all outstanding Advances and be obligated to make all required Advances, in each case, solely for any Servicer for whom the Backup Servicer has assumed such servicing function.  If the Backup Servicer fails to make an Advance required to be made thereby, the Master Servicer shall be obligated to make such Advance.  In the event that the Master Servicer, the Backup Servicer, or the Servicer, as applicable, determines that any such Advances are Nonrecoverable Advances, the Master Servicer, the Backup Servicer or the Servicer, as applicable, shall provide the Trustee (in the case of the Master Servicer and the Backup Servicer) or the Master Servicer (in the case of the Servicer) with a certificate signed by a Servicing Officer evidencing such determination.

By 2:00 p.m. New York time on the Servicer Remittance Date, the Servicer shall remit in immediately available funds to the Master Servicer for deposit in the Master Servicer Collection Account an amount equal to the aggregate amount of Advances, if any, to be made in respect of the Mortgage Loans for the related Distribution Date either (i) from its own funds or (ii) from the Collection Account, to the extent of any Amounts For Future Distribution on deposit therein (in which case it will cause to be made an appropriate entry in the records of the Collection Account that Amounts For Future Distribution have been, as permitted by this Section 3.21, used by the Servicer in discharge of any such Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of Advances to be made by the Servicer with respect to the Mortgage Loans. In addition, the Servicer shall have the right to reimburse itself for any such Advance made by it from its own funds from Amounts For Future Distribution.  In addition, the Servicer shall have the right to reimburse itself for any outstanding Advance made by it from its own funds from amounts held from time to time in the Collection Account to the extent such amounts are not then required to be distributed.  Any funds so applied and transferred pursuant to the previous two sentences shall be replaced by the Servicer by deposit in the Collection Account no later than the close of business on the Servicer Remittance Date on which such funds are required to be distributed pursuant to this Agreement.

SECTION 3.22

Advance Facility.

(a)

The Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), the documentation for which complies with Section 3.22(e) below, under which (1) the Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Advances and/or Servicing Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an “SPV”), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a “Lender”), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund all of the Advances and/or Servicing Advances required to be made by the Servicer pursuant to this Agreement.  No consent of the Trustee, the Securities Administrator, Certificateholders or any other party shall be required before the Servicer may enter into an Advance Facility, nor shall the Trustee, the Securities Administrator or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to the Servicer.  Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Advances and/or Servicing Advances, (A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Advances and/or Servicing Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor the Servicer’s Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

(b)

If the Servicer enters into an Advance Facility, the Servicer and the related Advance Financing Person shall deliver to the Securities Administrator, the Master Servicer, the Trustee and the Depositor at the address set forth in Section 11.05 hereof a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advance Financing Person, (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 3.22(c) hereof, have the right to receive reimbursements of previously unreimbursed Advances and/or Servicing Advances financed under the related Advance Facility (“Advance Reimbursement Amounts”) and (c) that the Servicer’s Assignee shall agree to be bound by the provisions of this Section 3.22.  The Advance Facility Notice shall be executed by the Advance Facility Person and the Servicer’s Assignee.  Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Advances and/or Servicing Advances for which the Servicer would be permitted to reimburse itself in accordance with Section 3.09 hereof, assuming the Servicer had made the related Advance(s) and/or Servicing Advance(s), provided, in each case, that such Advance or Servicing Advance was financed under the related Advance Facility, and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 3.09 hereof to the extent permitted under Section 3.22(e) below.

(c)

Notwithstanding the existence of an Advance Facility, the Servicer, on behalf of the Advance Financing Person and the Servicer’s Assignee, shall be entitled receive Advance Reimbursement Amounts in accordance with Section 3.09 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice executed by the Advance Financing Person (an “Advance Facility Default Notice”) to the Trustee, the Securities Administrator, the Master Servicer and the Depositor in the manner set forth in Section 11.05 hereof.  Upon receipt of an Advance Facility Default Notice with respect to SLS, SLS shall no longer be entitled to receive Advance Reimbursement Amounts and the Servicer’s Assignee shall have the right to receive from the Collection Account reimbursement of previously unreimbursed Advance Reimbursement Amounts.

(d)

Upon receipt by the Trustee, the Securities Administrator and the Depositor of an Advance Facility Default Notice with respect to SLS, (i) SLS shall no longer be entitled to receive Advance Reimbursement Amounts in accordance with Section 3.09 hereof and the Servicer’s Assignee with respect to such Advance Facility shall immediately have the right to receive all related Advance Reimbursement Amounts in the manner set forth in this Section 3.22(d), and (ii) the Securities Administrator shall establish an account in the name of the Servicer’s Assignee (the “SLS Advance Facility Account”). Thereafter, within two (2) Business Days of SLS’s receipt of Advance Reimbursement Amounts in the manner set forth in Section 3.09, SLS will identify such amounts and remit them to the Securities Administrator.  The Securities Administrator shall, within a reasonable time after receipt of such Advance Reimbursement Amounts from SLS, deposit such Advance Reimbursement Amounts into the SLS Advance Facility Account.  On the last Business Day of each calendar week following the receipt of an Advance Facility Default Notice with respect to SLS, the Securities Administrator shall wire to the Servicer’s Assignee identified in the related Advance Facility Default Notice, at the payment instructions specified in the Advance Facility Default Notice, any and all funds contained in the SLS Advance Facility Account.  The obligations of each of SLS and the Securities Administrator under this clause (c) shall continue until the Securities Administrator receives written notice from the Advance Financing Person of the termination of the Advance Facility of SLS.

(e)

Without limiting the foregoing, none of the Trustee, the Securities Administrator or the Certificateholders shall have any right to setoff against Advance Reimbursement Amounts hereunder.  An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person.  Written notice of such termination shall be delivered to the Trustee and the Securities Administrator in the manner set forth in Section 11.05 hereof.  Except as expressly set forth in Section 3.22(d) with respect to the establishment of the SLS Advance Facility Account, the deposit of amounts therein and the remittances of amounts therefrom by the Securities Administrator, none of the Depositor, the Securities Administrator or the Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Advance Reimbursement Amount, and (ii) none of the Depositor, the Securities Administrator, the Master Servicer or the Trustee shall, as a result of the existence of any Advance Facility, have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Advance Reimbursement Amounts to the Servicer’s Assignee.  The Servicer shall indemnify the Depositor, the Trustee, the Seller, the Master Servicer, the Securities Administrator, any successor Servicer and the Trust Fund for any claim, loss, liability or damage resulting from any claim by the related Advance Financing Person, or Servicer’s Assignee, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee, the Seller, the Master Servicer, the Securities Administrator or any successor Servicer, as the case may be, or failure by the successor Servicer or the Securities Administrator, as the case may be, to remit funds to the extent required by Section 3.22(d) of this Agreement.  The Servicer shall maintain and provide to any successor Servicer and, upon request, the Trustee and the Securities Administrator a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advancing Financing Person. The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.  Notwithstanding any of the foregoing, and for the avoidance of doubt, the Servicer, the related Advance Financing Person and/or the Servicer’s Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder from withdrawals from the Collection Account pursuant to Section 3.09 of this Agreement and shall not otherwise be entitled to make withdrawals or receive amounts that shall be deposited in the Master Servicer Collection Account pursuant to Section 3.06 hereof or any other Account.

(f)

An Advance Financing Person who receives an assignment or pledge of rights to receive Advance Reimbursement Amounts and/or whose obligations are limited to the funding of Advances and/or Servicing Advances pursuant to an Advance Facility shall not be required to meet the criteria for qualification as a Sub-Servicer.

(g)

As between a predecessor Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which an Advance and/or Servicing Advance shall have been made and be outstanding shall be allocated on a “first-in, first out” basis.  In the event the Servicer’s Assignee shall have received some or all of an Advance Reimbursement Amount related to Advances and/or Servicing Advances that were made by a Person other than such predecessor Servicer or its related Advance Financing Person in error or that relate to Advances or Servicing Advances that were not financed under the related Advance Facility, then the Servicer’s Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount.  Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Advances and/or Servicing Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer’s Assignee.

(h)

For purposes of any certification of a Servicing Officer of the Servicer made pursuant to Section 3.21 any Nonrecoverable Advance referred to therein may have been made by the Servicer or any predecessor Servicer.  In making its determination that any Advance theretofore made has become a Nonrecoverable Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Advance shall have been made by the Servicer or any predecessor Servicer.

(i)

Any amendment to this Section 3.22 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 3.22, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor, the Seller, the Securities Administrator, the Master Servicer and the Servicer without the consent of any Certificateholder, provided such amendment complies with Section 11.01 hereof.  All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer requesting such amendment.  The parties hereto hereby acknowledge and agree that: (a) the Advances and/or Servicing Advances financed by and/or pledged to an Advance Financing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances and/or Servicing Advances financed under the related Advance Facility only to the extent provided herein, and the Trustee, the Securities Administrator, the Master Servicer and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Advances and/or Servicing Advances financed by the Advance Financing Person; (b) the Servicer will be responsible for remitting to the Advance Financing Person the applicable amounts collected by it as reimbursement for Advances and/or Servicing Advances funded by the Advance Financing Person, subject to the provisions of this Agreement; and (c) neither the Trustee, the Master Servicer nor the Securities Administrator shall have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advance Financing Person.

SECTION 3.23

Servicer and Master Servicer Indemnification.

The Servicer and the Master Servicer agree to indemnify the Trustee, the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Securities Administrator from, and hold the Trustee, the Depositor, the Master Servicer, the Seller, the Backup Servicer, the Servicer and the Securities Administrator harmless against, any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred by any such Person by reason of the Servicer’s or the Master Servicer’s, as applicable, willful misfeasance, bad faith or gross negligence in the performance of its duties under this Agreement, resulting from any claim under any Advancing Facility (only in the case of the Servicer), or by reason of the Servicer’s or Master Servicer’s reckless disregard of its obligations and duties under this Agreement.  Such indemnity shall survive the termination or discharge of this Agreement and the resignation or removal of the Servicer, the Master Servicer, the Backup Servicer, the Securities Administrator and the Trustee.  Any payment hereunder made by the Servicer or Master Servicer, as applicable, to any such Person shall be from the Servicer’s or the Master Servicer’s, as applicable, own funds, without reimbursement from the Trust Fund therefor.

SECTION 3.24

Quarterly Audit.

Not later than 30 days following the end of each fiscal quarter of the Servicer, commencing with the quarter ending in September 2005, the Servicer shall, at its expense, cause an independent third-party auditor selected by it to furnish to the Trustee, the Depositor, the Master Servicer and the Backup Servicer a report stating that the Mortgage Loans are being serviced in accordance with the provisions of this Agreement or, if there has been a material default in the fulfillment of any such obligation, specifying each such material default known to such auditor and the nature and status thereof and the action being taken by the Servicer to cure such material default.  The conclusions of the auditor shall be based on a statistical sample of the Mortgage Loans and a review of the Servicer’s collection, default management, escrow administration, cash management, insurance administration and quality control procedures.

SECTION 3.25

Periodic Filings.

(a)

As part of the Form 10-K required to be filed pursuant to the terms of this Agreement, the Securities Administrator shall include the accountants report required pursuant to Section 3.18 as well as the Officer’s Certificate delivered by the Servicer pursuant to Section 3.17 relating to the Servicer’s performance of its obligations under this Agreement.

(b)

The Securities Administrator shall prepare for filing, and execute (other than the initial filings, the Form 10-Ks and the Form 10-K Certification), on behalf of the Trust Fund, and file with the Securities and Exchange Commission, (i) within 15 days after each Distribution Date in each month, each Monthly Statement on Form 8-K under the Exchange Act executed by the Securities Administrator commencing with the Distribution Date in January 2006 and ending with the Distribution Date following the filing of a Form 15 Suspension Notice with respect to the Trust Fund, (ii) prior to January 30, 2006, the Securities Administrator shall, in accordance with industry standards, file a Form 15 Suspension Notification with respect to the Trust Fund, if applicable and (iii) prior to March 31, 2006, the Securities Administrator shall file a Form 10-K (executed by SLS), in substance conforming to industry standards, with respect to the Trust Fund.  In addition, the Form 10-K shall include the Form 10-K Certification signed by SLS.  Upon such filing with the Securities and Exchange Commission, the Securities Administrator shall promptly deliver to the Depositor a copy of any such executed report, statement or information.  Prior to making any such filings and certifications, the Securities Administrator shall comply with the provisions set forth in this Section.  The Depositor hereby grants to the Securities Administrator a limited power of attorney to execute (other than the Form 10-Ks and the Form 10-K Certification) and file each such document on behalf of the Depositor.  Such power of attorney shall continue until either the earlier of (i) receipt by the Securities Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust Fund.  The Depositor agrees to promptly furnish to the Securities Administrator, from time to time upon request, such further information, reports, and financial statements within its control related to this Agreement and the Mortgage Loans as the Securities Administrator reasonably deems appropriate to prepare and file all necessary reports with the Commission.  The Securities Administrator shall have no responsibility to file any items other than those specified in this section.

(c)

The obligations set forth in paragraphs (a) through (c) of this Section shall only apply with respect to periods for which the Securities Administrator is obligated to file Form 8-Ks and 10-Ks pursuant to paragraph (b) of this Section.  In the event a Form 15 Suspension Notice is properly filed pursuant to paragraph (b) of this Section, there shall be no further obligations under paragraphs (a) through (c) of this Section commencing with the fiscal year in which the Form 15 is filed (other than the obligations in paragraphs (a) and (b) of this Section to be performed in such fiscal year that relate back to the prior fiscal year).

SECTION 3.26

  Nonsolicitation.

(a)

No successor Servicer to SLS may take any action or cause any action to be taken by any of its employees, agents or affiliates, or by any independent contractors acting on its behalf to solicit in any manner whatsoever any Mortgagor to prepay or refinance a Mortgage Loan; provided, however, it is further understood and agreed that promotions undertaken by any such successor Servicer which are directed to the general public at large, including, without limitation, mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation nor is any such Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or an agent of a Mortgagor.

SECTION 3.27

Servicing Tape; Storage and Access to Servicing Tape.

At the end of each Business Day, all servicing data related to the Mortgage Loans serviced by the Servicer will be saved in an electronic medium (the “Servicing Tape”) in a format that is easily uploaded to the systems of both the Master Servicer and the Backup Servicer.  The Servicer or its designee shall maintain the Servicing Tape at an off-site location and shall provide ready access to the Servicing Tape to both the Master Servicer and the Backup Servicer; provided, however, that neither the Master Servicer or the Backup Servicer shall have any obligation to open or review such Servicing Tape nor to verify any information or data contained therein or to verify the presence of such Servicing tape at such location.

ARTICLE IV

ADMINISTRATION, MASTER SERVICING AND BACKUP SERVICING
OF THE MORTGAGE LOANS

SECTION 4.01

Master Servicer.

For and on behalf of the Certificateholders, as independent contractors of the Trustee, the Master Servicer shall, in accordance with this Agreement, master service and administer the Mortgage Loans by overseeing and enforcing the servicing of the Mortgage Loans by the Servicer according to the terms of this Agreement.

The Trustee and the Custodian shall provide access to the records and documentation in possession of the Trustee or the Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the Trustee or the Custodian; provided, however, that, unless otherwise required by law, neither the Trustee or the Custodian shall be required to provide access to such records and documentation to the Certificateholders.  The Trustee and the Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at a charge that covers the Trustee’s or the Custodian’s actual costs.

The Trustee shall execute and deliver to the Master Servicer upon written request any court pleadings, requests for trustee’s sale or other documents necessary or desirable prepared by the Master Servicer to (i) the foreclosure or trustee’s sale with respect to a Mortgaged Property; (ii) any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or any other Mortgage Loan Document; (iii) obtain a deficiency judgment against the Mortgagor; or (iv) enforce any other rights or remedies provided by the Mortgage Note or any other Mortgage Loan Document or otherwise available at law or equity.

SECTION 4.02

REMIC-Related Covenants.

For as long as each REMIC shall exist, the Securities Administrator and the Trustee shall each act in accordance herewith to treat such REMIC as a REMIC, and the Securities Administrator and the Trustee shall each comply with any directions of the Seller, the Master Servicer, the Backup Servicer or the Servicer to assure such continuing treatment.  In particular, neither the Securities Administrator nor the Trustee shall (a) sell all or any portion of the Mortgage Loans unless such sale is as a result of a repurchase of the Mortgage Loans pursuant to this Agreement or the Securities Administrator and Trustee have received a REMIC Opinion prepared at the expense of the Trust Fund; and (b) other than with respect to a substitution pursuant to Section 2.03 of this Agreement, or the acquisition of a Subsequent Mortgage Loan in accordance with Section 2.01, accept any contribution to any REMIC after the Startup Day without receipt of a Opinion of Counsel at the expense of the Trust Fund stating that such contribution will not result in an Adverse REMIC Event as deferred in Section 9.11.

SECTION 4.03

SLS as Servicer.

SLS shall scan and back up the documents listed on Schedule V pertaining to the Mortgage Loans in accordance with its document retention procedures and will make available all such documents scanned in any month to the Master Servicer and Back-Up Servicer during the first week of the subsequent month.

SECTION 4.04

Fidelity Bond.

The Master Servicer shall for so long as it acts as Master Servicer under this Agreement, obtain and maintain in force (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder and (b) a fidelity bond in respect of its officers, employees and agents.  Each such policy or policies shall be in such form and such amount generally acceptable for entities serving as master servicer.  In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer, meeting the requirements set forth above as of the date of such replacement.

SECTION 4.05

Powers to Act; Procedures.

The Master Servicer shall master service the Mortgage Loans and shall have full power and authority, subject to the REMIC Provisions and the provisions of Section 9.11, to do any and all things that it may deem necessary or desirable in connection with the master servicing and administration of the Mortgage Loans, including but not limited to the power and authority (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages, (iii) to collect any Insurance Proceeds and Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan, in each case, in accordance with the provisions of this Agreement; provided, however, that the Master Servicer shall not (and, consistent with its responsibilities under Section 4.03, shall not knowingly or intentionally permit the Servicer to) take any action, or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, would cause any REMIC formed hereby to fail to qualify as a REMIC or result in the imposition of a tax upon the Trust Fund (including but not limited to the tax on prohibited transactions as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code) unless the Master Servicer has received an Opinion of Counsel (but not at the expense of the Master Servicer) to the effect that the contemplated action will not cause any REMIC formed hereby to fail to qualify as a REMIC or result in the imposition of a tax upon any REMIC formed hereby.  The Trustee shall furnish the Master Servicer, upon written request from a Servicing Officer, with any powers of attorney empowering the Master Servicer or the Servicer to execute and deliver instruments of satisfaction or cancellation, or of partial or full release or discharge, and to foreclose upon or otherwise liquidate Mortgaged Property, and to appeal, prosecute or defend in any court action relating to the Mortgage Loans or the Mortgaged Property, in accordance with this Agreement, and the Trustee shall execute and deliver such other documents, as the Master Servicer or the Servicer may request, to enable the Master Servicer to master service and administer the Mortgage Loans and carry out its duties hereunder, in each case in accordance with Accepted Master Servicing Practices (and the Trustee shall have no liability for misuse of any such powers of attorney by the Master Servicer or the Servicer  or for the execution of any such documents at the request of the Master Servicer or the Servicer and shall be indemnified by the Master Servicer, the Servicer or both, as applicable, for any cost, liability or expense incurred by the Trustee in connection with such Person’s use or misuse of any such power of attorney or the execution of any such documents).  If the Master Servicer or the Trustee has been advised that it is likely that the laws of the state in which action is to be taken prohibit such action if taken in the name of the Trustee or that the Trustee would be adversely affected under the “doing business” or tax laws of such state if such action is taken in its name, the Master Servicer shall join with the Trustee in the appointment of a co-trustee pursuant to Section 9.10.  In the performance of its duties hereunder, the Master Servicer shall be an independent contractor and shall not, except in those instances where it is taking action in the name of the Trustee, be deemed to be the agent of the Trustee.

SECTION 4.06

Due-on-Sale Clauses; Assumption Agreements.

To the extent Mortgage Loans contain enforceable due-on-sale clauses, the Master Servicer shall cause the Servicer to enforce such clauses in accordance with this Agreement. If applicable law prohibits the enforcement of a due-on-sale clause or such clause is otherwise not enforced in accordance with this Agreement, and, as a consequence, a Mortgage Loan is assumed, the original Mortgagor may be released from liability in accordance with this Agreement.

SECTION 4.07

Reserved.

SECTION 4.08

Documents, Records and Funds in Possession of Master Servicer to be Held for Trustee.

(a)

The Master Servicer shall transmit to the Trustee or Custodian such documents and instruments coming into the possession of the Master Servicer from time to time as are required by the terms hereof to be delivered to the Trustee or Custodian.  Any funds received by the Master Servicer in respect of any Mortgage Loan or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan shall be deposited in the Master Servicer Collection Account.  The Master Servicer shall, and shall cause the Servicer to, provide access to information and documentation regarding the Mortgage Loans to the Securities Administrator and the Trustee, its agents and accountants at any time upon reasonable request and during normal business hours, and to Certificateholders that are savings and loan associations, banks or insurance companies, the Office of Thrift Supervision, the FDIC and the supervisory agents and examiners of such Office and Corporation or examiners of any other federal or state banking or insurance regulatory authority if so required by applicable regulations of the Office of Thrift Supervision or other regulatory authority, such access to be afforded without charge but only upon reasonable request in writing and during normal business hours at the offices of the Master Servicer designated by it.  In fulfilling such a request the Master Servicer shall not be responsible for determining the sufficiency of such information.

(b)

All funds collected or held by, or under the control of, the Master Servicer, in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, shall be deposited in the Master Servicer Collection Account.

SECTION 4.09

Monitoring of Servicer.

(a)

The Master Servicer shall be responsible for monitoring the compliance by the Servicer with its duties under this Agreement.  In the review of the Servicer’s activities, the Master Servicer may rely upon an Officer’s Certificate of the Servicer with regard to the Servicer’s compliance with the terms of this Agreement.  In the event that the Master Servicer, in its judgment, determines that the Servicer should be terminated in accordance with the terms hereof, or that a notice should be sent pursuant to the terms hereof with respect to the occurrence of an event that, unless cured, would constitute a Servicer Event of Default, the Master Servicer shall notify the Seller, the Securities Administrator and the Trustee thereof and the Master Servicer shall issue such notice or take such other action as it deems appropriate.

(b)

The Master Servicer, for the benefit of the Trustee, the Securities Administrator and the Certificateholders, shall enforce the obligations of the Servicer under this Agreement, and shall, in the event that the Servicer fails to perform its obligations in accordance with this Agreement, subject to the preceding paragraph and Article VIII, cause the Trustee to terminate the rights and obligations of the Servicer hereunder in accordance with the provisions of Article VIII.  Such enforcement, including, without limitation, the legal prosecution of claims and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

(c)

To the extent that the costs and expenses of the Master Servicer related to the termination of the Servicer for cause pursuant to Section 8.01, appointment of a successor Servicer thereafter or the transfer and assumption of the servicing by the Backup Servicer thereafter (including, without limitation, (i) all reasonable legal costs and expenses and all reasonable due diligence costs and expenses associated with an evaluation of the potential termination of the Servicer as a result of a Servicer Event of Default and (ii) all reasonable costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the successor Servicer (except in the event that the successor Servicer is the Backup Servicer).  To the extent that such costs are not fully and timely reimbursed by the terminated Servicer or the successor Servicer (other than the Backup Servicer), the Master Servicer shall be entitled to reimbursement for such costs and expenses from the Master Servicer Collection Account.

(d)

The Master Servicer shall require the Servicer to comply with the remittance requirements and other obligations set forth in this Agreement.

(e)

If the Master Servicer acts as successor Servicer, it will not assume liability for the representations and warranties of the terminated Servicer.

SECTION 4.10

Presentment of Claims and Collection of Proceeds.

The Master Servicer shall enforce the Servicer’s obligations under this Agreement to, prepare and present on behalf of the Trustee and the Certificateholders all claims under the Insurance Policies and take such actions (including the negotiation, settlement, compromise or enforcement of the insured’s claim) as shall be necessary to realize recovery under such policies.  Any proceeds disbursed to the Master Servicer in respect of such policies, bonds or contracts shall be promptly deposited in the Master Servicer Collection Account upon receipt, except that any amounts realized that are to be applied to the repair or restoration of the related Mortgaged Property as a condition precedent to the presentation of claims on the related Mortgage Loan to the insurer under any applicable insurance policy need not be so or remitted.

SECTION 4.11

Reserved.

SECTION 4.12

Custodian to Retain Possession of Certain Insurance Policies and Documents.

The Custodian, shall retain possession and custody of the originals (to the extent available) of any primary mortgage insurance policies, or certificate of insurance if applicable, and any certificates of renewal as to the foregoing as may be issued from time to time as contemplated by this Agreement.  Until all amounts distributable in respect of the Certificates has been distributed in full and the Master Servicer and the Servicer have otherwise fulfilled their respective obligations under this Agreement, the Custodian shall also retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions of this Agreement.  The Master Servicer shall promptly deliver or cause to be delivered to the Custodian, upon the execution or receipt thereof the originals of any primary mortgage insurance policies, any certificates of renewal, and such other documents or instruments that constitute Mortgage Loan Documents that come into the possession of the Master Servicer from time to time.

SECTION 4.13

Realization Upon Defaulted Mortgage Loans.

The Master Servicer shall cause the Servicer to foreclose upon, repossess or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments, all in accordance with this Agreement.

SECTION 4.14

Reserved.

SECTION 4.15

REO Property.

(a)

In the event the Trust Fund acquires ownership of any REO Property in respect of any related Mortgage Loan, the deed or certificate of sale shall be issued to the Trustee, or to its nominee, on behalf of the related Certificateholders.  The Master Servicer shall cause the Servicer to sell, any REO Property as expeditiously as possible and in accordance with the provisions of this Agreement. Further, the Master Servicer shall cause the Servicer to sell any REO Property prior to three years after the end of the calendar year of its acquisition by the Subsidiary REMIC unless (i) the Trustee, the Securities Administrator and the Master Servicer shall have been supplied by the Servicer with an Opinion of Counsel to the effect that the holding by the Trust Fund of such REO Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the Servicer shall have applied for and obtained, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period.  The Master Servicer shall cause the Servicer to protect and conserve, such REO Property in the manner and to the extent required by this Agreement, in accordance with the REMIC Provisions and in a manner that does not result in a tax on “net income from foreclosure property” or cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code.

(b)

The Master Servicer shall cause the Servicer to deposit all funds collected and received in connection with the operation of any REO Property in the Collection Account in accordance with the provisions of this Agreement.

SECTION 4.16

Annual Statement as to Compliance.

Not later than March 15 of each calendar year (other than the calendar year during which the Closing Date occurs), the Master Servicer shall deliver to the Depositor, the Rating Agencies and the Securities Administrator an Officer’s Certificate stating, as to the signer thereof, that (i) such officer has reviewed the activities of such Master Servicer during the preceding calendar year or portion thereof and its performance under this Agreement, (ii) to the best of such officer’s knowledge, based on such review, such Master Servicer has performed and fulfilled its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a default in the fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof, (iii) nothing has come to the attention of such officer to lead such officer to believe that the Master Servicer has failed to perform any of its duties, responsibilities and obligations under this Agreement in all material respects throughout such year, or, if there has been a material default in the performance or fulfillment of any such duties, responsibilities or obligations, specifying each such default known to such officer and the nature and status thereof.

Copies of such statements shall be provided to any Certificateholder upon request, by the Master Servicer or by the Securities Administrator at the Master Servicer’s expense if the Master Servicer failed to provide such copies (unless (i) the Master Servicer shall have failed to provide the Securities Administrator with such statement or (ii) the Securities Administrator shall be unaware of the Master Servicer’s failure to provide such statement).

SECTION 4.17

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

If the Master Servicer has, during the course of any calendar year, directly serviced any of the Mortgage Loans, then the Master Servicer at its expense shall cause a nationally recognized firm of independent certified public accountants to furnish a statement to the Securities Administrator, the Depositor, the Rating Agencies and the Seller on or before March 15 of each year, commencing on March 15, 2006 to the effect that, with respect to the most recently ended fiscal year, such firm has examined certain records and documents relating to the Master Servicer’s performance of its servicing obligations under this Agreement and pooling and servicing and trust agreements in material respects similar to this Agreement and to each other and that, on the basis of such examination conducted substantially in compliance with the audit program for mortgages serviced for Freddie Mac or the Uniform Single Attestation Program for Mortgage Bankers, such firm is of the opinion that the Master Servicer’s activities have been conducted in compliance with this Agreement, or that such examination has disclosed no material items of noncompliance except for (i) such exceptions as such firm believes to be immaterial, (ii) such other exceptions as are set forth in such statement and (iii) such exceptions that the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages Serviced by Freddie Mac requires it to report.  Copies of such statements shall be provided to any Certificateholder upon request by the Master Servicer, or by the Securities Administrator at the expense of the Master Servicer if the Master Servicer shall fail to provide such copies.  If such report discloses exceptions that are material, the Master Servicer shall advise the Trustee whether such exceptions have been or are susceptible of cure, and will take prompt action to do so.

SECTION 4.18

Reserved.

SECTION 4.19

Obligation of the Master Servicer in Respect of Prepayment Interest Shortfalls.

In the event a Prepayment Interest Shortfall occurs and the Servicer defaults in its obligation to make Compensating Interest Payments, the Master Servicer shall deposit in the Distribution Account not later than the Distribution Date an amount equal to the lesser of (i) the aggregate amounts required to be paid by the Servicer with respect to Prepayment Interest Shortfalls attributable to Principal Prepayments on the related Mortgage Loans for the related Distribution Date, and not so paid by the Servicer and (ii) the Securities Administrator Fee for such Distribution Date, without reimbursement therefor.

SECTION 4.20

Collection Account.

The Master Servicer shall enforce the obligation of the Servicer to establish and maintain Collection Accounts in accordance with this Agreement, with records to be kept with respect thereto on a Mortgage Loan by Mortgage Loan basis, into which accounts shall be deposited within two Business Days of receipt all collections of principal and interest on any Mortgage Loan and with respect to any REO Property received by the Servicer, including Principal Prepayments, Insurance Proceeds, Liquidation Proceeds, and advances made from the Servicer’s own funds (less servicing compensation as permitted by Section 3.09) and all other amounts to be deposited in the Collection Account.

SECTION 4.21

The Backup Servicer.

Wells Fargo will act as Backup Servicer under this Agreement.  If the Servicer is terminated under this Agreement, Wells Fargo (or its affiliate, provided such affiliate meets the requirements of successor Servicer set forth in Section 8.02 of this Agreement) will be required to act as successor servicer hereunder, provided, however, that the Seller may designate an entity other than Wells Fargo to act as successor servicer so long as that entity meets the requirements set forth in Section 7.06 of this Agreement.  The Backup Servicer will have no servicing obligations until and unless it becomes a successor servicer.  Pursuant to Section 8.02, at such time as the Backup Servicer (or its affiliate) becomes the successor servicer to the Servicer, the Backup Servicer will assume all of the Servicer’s servicing obligations as set forth in this Agreement.  The Seller has the right to terminate Wells Fargo as Backup Servicer at its discretion; provided, however, that the Trustee has received a letter from each Rating Agency that such a termination and appointment of a successor Backup Servicer will not result in a downgrading of the rating of any of the Certificates.

ARTICLE V

PAYMENTS TO CERTIFICATEHOLDERS

SECTION 5.01

Distributions on the Certificates.

(a)

On each Distribution Date, the Securities Administrator, as Paying Agent, shall withdraw the Available Funds from funds on deposit in the Distribution Account for such Distribution Date and make the following distributions in the order of priority set forth below:

(i)

to the Supplemental Interest Trust, any Swap Provider Payment for such Distribution Date;

(ii)

to the Class R Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(iii)

to each Class of the Class A Certificates and the Class P-X Certificates, pro rata, based on amounts due, Current Interest and Carryforward Interest for each such Class and Distribution Date;

(iv)

to the Class A Certificates, up to the Senior Optimal Principal Distribution Amount, concurrently, as follows:

(A)

87.51%, sequentially, as follows:

(1)

to the Class A-1 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(2)

to the Class A-2 Certificates, until the Class Principal Balance of such Class has been reduced to zero; and

(3)

To the Class A-3 Certificates, until the Class Principal Balance of such Class has been reduced to zero;

(B)

12.49%, to the Class A-4 Certificates, until the Class Principal Balance of such Class has been reduced to zero; provided, however, no distributions will be made pursuant to this clause on any Distribution Date if a Class A-4 Trigger Event is in effect for such Distribution Date and any amounts otherwise distributable pursuant to this subclause (iv)(B) will be distributed pursuant to subclause (iv)(A) above, in the order of priority set forth therein, unless the Class Principal Balance of each of the Class A-1, Class A-2 and Class A-3 Certificates has been reduced to zero;

(v)

to the Class M-1 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(vi)

to the Class M-2 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(vii)

to the Class M-3 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(viii)

to the Class M-4 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(ix)

to the Class M-5 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(x)

to the Class M-6 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xi)

to the Class M-X Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xii)

to the Class M Certificates, sequentially, as follows:

(A)

to the Class M-1 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(B)

to the Class M-2 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(C)

To the Class M-3 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(D)

to the Class M-4 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(E)

to the Class M-5 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero; and

(F)

To the Class M-6 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(xiii)

to the Class B-1 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xiv)

to the Class B-2 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xv)

to the Class B-X Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xvi)

to the Class B-3 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xvii)

to the Class B-4 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xviii)

to the Class B-5 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xix)

to the Class B-6 Certificates, Current Interest and Carryforward Interest for such Class and Distribution Date;

(xx)

to the Class B Certificates, sequentially, as follows:

(A)

to the Class B-1 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(B)

to the Class B-2 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(C)

To the Class B-3 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(D)

to the Class B-4 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(E)

to the Class B-5 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero; and

(F)

To the Class B-6 Certificates, up to the Allocable Share for such Class, until the Class Principal Balance of such Class has been reduced to zero;

(xxi)

to the Swap Account, for payment to the Swap Provider, any Swap Termination Payments owed to the Swap Provider resulting from a Swap Provider Trigger Event;

(xxii)

to the Securities Administrator and the Trustee, any amounts remaining unreimbursed for payments that may be payable hereunder to the Securities Administrator or the Trustee, as applicable, after its rights to reimbursement for such amounts from the Distribution Account prior to distributions on the Certificates have been exhausted;

(xxiii)

to the Class R Certificate, any remaining amount, to the extent attributable to any REMIC formed hereunder.

(b)

On each Distribution Date, the Securities Administrator, as Paying Agent, shall distribute the aggregate of all Prepayment Premiums for Mortgage Loans collected or paid by the Servicer and received by the Securities Administrator with respect to the preceding Prepayment Period (including amounts deposited in connection with the full or partial waiver of such Prepayment Premiums pursuant to Section 3.20) to the holders of the Class P-X Certificates.

(c)

Distributions pursuant to this Section 5.01 on any Distribution Date shall be made prior to giving effect to any withdrawals from the Swap Account on such date to pay any such amounts.

SECTION 5.02

Allocation of Losses; Recoveries.

(a)

On each Distribution Date, the Securities Administrator shall determine the total of Realized Losses, if any, for such Distribution Date.  The Realized Losses for any Distribution Date shall be applied by reducing the Class Principal Balance of each Class of Certificates entitled to principal beginning with such Class of Certificates then outstanding with the lowest relative payment priority, in each case until the respective Class Principal Balance thereof is reduced to zero.  Any Realized Losses allocated to such Class of Certificates shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

(b)

With respect to any Class of Class A, Class M and Class B Certificates to which Realized Losses have been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased, up to the amount of related Recoveries for such Distribution Date as follows:

(i)

first, after giving effect to any distributions to the Certificates pursuant to Section 5.01 on such Distribution Date, the Class Principal Balance of each Class of Class A Certificates will be increased, in order of seniority, up to the amount of the Unpaid Realized Loss Amount for such Class;

(ii)

second, after giving effect to any distributions to the Certificates pursuant to Section 5.01 on such Distribution Date, the Class Principal Balance of each Class of Class M Certificates will be increased, in order of seniority, up to the amount of the Unpaid Realized Loss Amount for such Class;

(iii)

third, after giving effect to any distributions to the Certificates pursuant to Section 5.01 on such Distribution Date, the Class Principal Balance of each Class of Class B Certificates will be increased, in order of seniority, up to the amount of the Unpaid Realized Loss Amount for such Class;

(c)

Any increase to the Class Principal Balance of a Class of Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 5.03

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Securities Administrator shall prepare and make available to each Certificateholder, the Master Servicer, the Servicer, the Depositor, any designee of the Depositor and each Rating Agency a statement, based solely on the information provided by the Servicer pursuant to Section 5.04 or the Master Servicer, setting forth with respect to the related Distribution Date:

(i)

the amount thereof allocable to principal, indicating the portion thereof attributable to Scheduled Payments and Principal Prepayments;

(ii)

the current and cumulative aggregate principal amount of Curtailments received during the related Prepayment Period;

(iii)

the amount thereof allocable to interest or any Carryforward Interest included in such distribution;

(iv)

if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

(v)

the Class Principal Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

(vi)

the Aggregate Collateral Balance for such Distribution Date;

(vii)

[reserved];

(viii)

[reserved];

(ix)

the amount of the Servicing Fees, the Securities Administrator Fees and any other mortgage insurance fees, if applicable, with respect to such Distribution Date;

(x)

the Pass-Through Rate for each Class of Certificates entitled to interest with respect to such Distribution Date;

(xi)

the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the last day of the calendar month preceding such Distribution Date and the aggregate amount of such Advances from the Closing Date to such Distribution Date;

(xii)

the current and cumulative aggregate amount of Nonrecoverable Advances and the current and cumulative aggregate amounts paid in respect of Nonrecoverable Advances;

(xiii)

the current and cumulative aggregate amount of Nonrecoverable Advances paid but recovered;

(xiv)

the number and aggregate principal amounts of Mortgage Loans which are delinquent (1) 30 days, (2) 60 days, (3) 90 days, (4) 120 days and (3) 150 or more days (to include such delinquent loans which are also in bankruptcy or foreclosure) as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xv)

the number and aggregate principal amounts of Mortgage Loans that were in foreclosure as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xvi)

the number and aggregate principal amounts of Mortgage Loans that were in bankruptcy as of the close of business on the last day of the calendar month preceding such Distribution Date;

(xvii)

the current and cumulative aggregate amount of Prepayment Premiums for the related Prepayment Periods;

(xviii)

the number and aggregate principal amount of Mortgage Loans from which Prepayment Premiums were collected for the related Prepayment Period;

(xix)

[reserved];

(xx)

the total number and principal balance of any REO Properties (and market value, if available) as of the last day of the calendar month preceding such Distribution Date;

(xxi)

the total number and principal balance of any Mortgage Loans that were repurchased during the calendar month preceding such Distribution Date;

(xxii)

the total number and principal balance of any Mortgage Loans that were repurchased from the Closing Date to such Distribution Date;

(xxiii)

the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses included in such distribution;

(xxiv)

the aggregate amount of Recoveries for such Distribution Date and the aggregate amount of Recoveries collected after the Closing Date to such Distribution Date;

(xxv)

the amount on deposit in the Prefunding Account (including a breakdown of amounts released during the prior calendar month in respect of Aggregate Subsequent Transfer Amounts or amounts included in the Principal Remittance Amount on the first Distribution Date after the end of the Prefunding Period);

(xxvi)

the weighted average remaining term to maturity of the Mortgage Loans as of the beginning of the related Collection Period;

(xxvii)

the weighted average seasoning of the Mortgage Loans for the current and prior calendar months;

(xxviii)

 the Interest Funds, the Principal Funds and the Available Funds;

(xxix)

the amount of any payment made by the Swap Provider under the Swap Agreement;

(xxx)

the amount on deposit in the Swap Account (including a breakdown of amounts withdrawn in connection with such Distribution Date);

(xxxi)

the gross weighted average coupon of the Mortgage Loans as of the first date of the applicable period for such Distribution Date;

(xxxii)

the aggregate number of Mortgage Loans in the pool as of the Initial Cut-off Date and such Distribution Date; and

(xxxiii)

 the Net WAC Rate; and

(xxxiv)

the Net Swap Payment.

The Securities Administrator’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Servicer and the Master Servicer.

The Securities Administrator will make the monthly statements to Certificateholders available each month to each party referred to in this Section 5.03(a) via the Securities Administrator’s website.  The Securities Administrator’s website can be accessed at www.ctslink.com or at such other site as the Securities Administrator may designate from time to time.  Assistance in using the website can be obtained by calling the Securities Administrator’s customer service desk at (301) 815-6600.  The Securities Administrator shall have no obligation to reconcile, verify or recalculate any remittances or reports of the Servicer, the Master Servicer or the Swap Provider, and may fully rely upon and shall have no liability with respect to information provided by the Servicer or the Master Servicer.

(b)

Upon request, within a reasonable period of time after the end of each calendar year, the Securities Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 5.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Securities Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator pursuant to any requirements of the Code as from time to time in effect.

SECTION 5.04

Servicer and Master Servicer to Cooperate.

On the tenth calendar day of each month, the Servicer shall deliver to the Master Servicer, the Backup Servicer and the Securities Administrator electronically (or by such other means as the Servicer, the Master Servicer, the Backup Servicer and the Securities Administrator may agree from time to time) a servicer report with respect to the related Distribution Date, in a form mutually acceptable to the Servicer, the Master Servicer, the Backup Servicer and the Securities Administrator and containing the information set forth in Exhibit P.  Five Business Days prior to the related Distribution Date, the Master Servicer shall electronically transmit to the Securities Administrator and the Backup Servicer, a data file containing the information set forth in such servicer report with respect to the related Distribution Date.  Such servicer report shall include (i) the amount of Advances to be made by the Servicer (or the Master Servicer or Backup Servicer, if any) in respect of the related Distribution Date, the aggregate amount of Advances outstanding after giving effect to such Advances, and the aggregate amount of Nonrecoverable Advances in respect of such Distribution Date and (ii) such other information with respect to the Mortgage Loans (to the extent such information is available on the systems of the Servicer) as the Securities Administrator may reasonably require to perform the calculations necessary to make the distributions contemplated by Section 5.01 and to prepare the statements to Certificateholders contemplated by Section 5.03 and for the Securities Administrator to perform its obligations under this Agreement.  The Securities Administrator and the Backup Servicer shall not be responsible to recompute, recalculate or verify any information provided to it by the Servicer and the Master Servicer.

SECTION 5.05

Reserved.

SECTION 5.06

Supplemental Interest Trust.

(a)

A separate trust is hereby established (the “Supplemental Interest Trust”) for the benefit of the holders of the Certificates.  On the Closing Date, the Securities Administrator shall establish and maintain in its name, a separate account for the benefit of the holders of the Certificates (the “Swap Account”).  The Swap Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Securities Administrator held pursuant to this Agreement.

(b)

The Securities Administrator shall deposit into the Swap Account any amounts required to be paid to the Swap Provider pursuant to Section 5.01 and shall distribute from the Swap Account any such amounts to the Swap Provider as required by Section 5.01 on each Swap Payment Date.  The Securities Administrator shall deposit into the Swap Account any Net Swap Payments received from the Swap Provider and shall distribute from the Swap Account any such amounts to holders of the Certificates on each Distribution Date pursuant to Section 5.09.

(c)

Funds in the Swap Account shall be invested in Permitted Investments at the direction of the Depositor, which shall mature not later than the Business Day immediately preceding the following Distribution Date, or on the Distribution Date with respect to Permitted Investments invested with an affiliate of the Securities Administrator.  Any earnings on such amounts shall be distributed on each Distribution Date pursuant to Section 5.09.  The Class P-X Certificates shall evidence ownership of the Supplemental Interest Trust for federal income tax purposes.

(d)

Upon termination of the Trust Fund, any amounts remaining in the Swap Account after payment of amounts owing to the Swap Provider shall be distributed pursuant to the priorities set forth in Section 5.09.

(e)

It is the intention of the parties hereto that, for federal and state income and state and local franchise tax purposes, the Supplemental Interest Trust be disregarded as an entity separate from the holder for the Class P-X Certificates unless and until the date when either (a) there is more than one Class P-X Certificateholder or (b) any Class of Certificates in addition to the Class P-X Certificates is recharacterized as representing ownership of an equity interest in the Supplemental Interest Trust for federal income tax purposes.

(f)

The Securities Administrator is hereby directed, on or prior to the Closing Date, on behalf of the Supplemental Interest Trust, to enter into and assume the obligations under the Swap Agreement with the Swap Provider for the benefit of the Holders of the Certificates, in the form presented to it by the Depositor.  The Depositor shall pay or cause to be paid on behalf of the Supplemental Interest Trust the payments, if any, owed to the Swap Provider as of the Closing Date under the Swap Agreement.  The Securities Administrator shall not, individually or personally, have any liability to perform any covenant either express or implied contained in the Swap Agreement and under no circumstance shall the Securities Administrator be personally liable for the payment of any amounts payable by the Supplemental Interest Trust under the Swap Agreement or any expenses of the Supplemental Interest Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Supplemental Interest Trust under the Swap Agreement.

SECTION 5.07

Rights of Swap Provider.

The Swap Provider shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement, which rights include but are not limited to, the obligation of the Securities Administrator (A) to deposit any Net Swap Payment and any Swap Termination Payment into the Swap Account and (B) to establish and maintain the Swap Account, to make such deposits thereto, investments therein and distributions therefrom as are required pursuant to Section 5.09.  For the protection and enforcement of the provisions of this Section, the Swap Provider shall be entitled to relief as can be given either at law or in equity.

SECTION 5.08

Replacement of Swap Provider.

In the event that the Securities Administrator, on behalf of the Supplemental Interest Trust, and at the direction of the Depositor, enters into a replacement Swap Agreement with a replacement swap counterparty (the “Replacement Swap Counterparty”), then (a) to the extent that the Supplemental Interest Trust would be required to make a Swap Termination Payment to the Swap Provider and (b) to the extent the Replacement Swap Counterparty pays to assume the rights and obligations of the Swap Provider under the Swap Agreement (the “Replacement Payment”), the Securities Administrator, on behalf of the Supplemental Interest Trust, and the Swap Provider agree that such Replacement Payment shall be paid to the Swap Provider and shall, only to the extent actually paid by the Replacement Swap Counterparty to the Swap Provider, constitute satisfaction in full of the obligations of the Supplemental Interest Trust to the Swap Provider in respect of the assignment of the outstanding transaction under the Swap Agreement to the Replacement Swap Counterparty or the replacement of such transaction with the Replacement Swap Counterparty.  In addition, upon termination of the Swap Provider and to the extent that the Swap Provider would be required to make a Swap Termination Payment to the Supplemental Interest Trust, such Swap Termination Payment shall be deposited into the Supplement Interest Account and shall be used to make any upfront payment required to be made to a Replacement Swap Counterparty.

Notwithstanding anything to the contrary contained herein, in the event that a replacement swap agreement is not obtained within 30 days after receipt by the Securities Administrator of the Swap Termination Payment paid by the terminated Swap Provider, the Securities Administrator shall deposit such Swap Termination Payment into the Swap Account and the Securities Administrator shall, on each Distribution Date, withdraw from such Swap Account, an amount equal to the Net Payment, if any, that would have been paid to the Supplemental Interest Trust by the original Swap Provider (computed in accordance with the terms of the original Swap Agreement) and distribute such amount in accordance with Section 5.09 of this Agreement.

SECTION 5.09

Distribution of Net Swap Payments

On each Distribution Date, the Securities Administrator, based solely on the information provided by the Swap Provider, shall distribute any Net Swap Payment paid to the Supplemental Interest Trust for such date, in the following order of priority:

(i)

first, to each class of Class A Certificates, pro rata based on amounts due, (i) first to pay Current and any Carryforward Interest, in each case to the extent not fully paid pursuant to Section 5.01 hereof, and (ii) second, to pay any unreimbursed Prepayment Interest Shortfalls allocated to such class;

(ii)

second, to each class of Class M Certificates, pro rata based on amounts due, (i) first to pay Current and any Carryforward Interest, in each case to the extent not fully paid pursuant to Section 5.01 hereof, and (ii) second, to pay any unreimbursed Prepayment Interest Shortfalls allocated to such class;

(iii)

third, to the Class B-1 and Class B-2 Certificates, pro rata based on amounts due, (i) first to pay Current and any Carryforward Interest, in each case to the extent not fully paid pursuant to Section 5.01 hereof, above and (ii) second, to pay any unreimbursed Prepayment Interest Shortfalls allocated to such class;

(iv)

fourth, to pay to the Class A Certificates, pro rata based on amounts due, any Basis Risk Shortfall for such Distribution Date;

(v)

to pay to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5 and Class M-6 Certificates, in that order, any Basis Risk Shortfall for such Distribution Date;

(vi)

to pay to the Class B-1 Certificates, any Basis Risk Shortfall for such Distribution Date;

(vii)

to pay to the Class B-2 Certificates, any Basis Risk Shortfall for such Distribution Date; and

(viii)

to the Holders of the Class P-X Certificates, any remaining amount; and

(ix)

to the Holders of the Residual Certificates, the remainder (which is expected to be zero).

ARTICLE VI

THE CERTIFICATES

SECTION 6.01

The Certificates.

The Certificates shall be substantially in the form annexed hereto as exhibits.  Each of the Certificates shall, on original issue, be executed by the Trustee on behalf of the Trust and authenticated and delivered by the Certificate Registrar upon the written order of the Depositor concurrently with the sale and assignment to the Trustee of the Trust Fund.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.  The Class B-4, Class B-5, Class B-6, Interest-Only and Residual Certificates shall not be Book-Entry Certificates but shall be issued in fully registered certificate form.

Subject to Section 10.02 respecting the final distribution on the Certificates, on each Distribution Date the Securities Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer upon the written order of the Depositor.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such certificate a Certificate of Authentication in the form provided herein, executed by the Certificate Registrar by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Certificate Registrar shall authenticate the Certificates to be issued at the written direction of the Depositor, or any affiliate thereof.

The Depositor shall provide, or cause to be provided, to the Certificate Registrar on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

SECTION 6.02

Certificate Register; Registration of Transfer and Exchange of Certificates.

(a)

The Certificate Registrar shall cause to be kept a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  The Securities Administrator is hereby appointed, and the Securities Administrator hereby accepts its appointment as, initial Certificate Registrar, for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office of the Certificate Registrar maintained for such purpose pursuant to the foregoing paragraph, the Securities Administrator on behalf of the Trust shall execute, and the Certificate Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same aggregate Percentage Interest.

At the option of the Certificateholders, Certificates may be exchanged for other Certificates in authorized denominations and the same aggregate Percentage Interests, upon surrender of the Certificates to be exchanged at any such office or agency.  Whenever any Certificates are so surrendered for exchange, the Certificate Registrar shall execute on behalf of the Trust, and the Certificate Registrar shall authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer satisfactory to the Certificate Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with the Certificate Registrar’s customary procedures.

(b)

No transfer of any Certificate shall be made unless such transfer is exempt from the registration requirements under the Securities Act and any applicable state securities laws.  Except in connection with a transfer of a Definitive Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such state securities laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect a transfer of a Definitive Certificate shall certify to the Certificate Registrar and the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit K (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall either (i) deliver a letter in substantially the form of Exhibit M (the “Rule 144A Letter”) or (ii) there shall be delivered to the Certificate Registrar and the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Depositor shall provide to any Holder of a Definitive Certificate and any prospective transferee designated by any such Holder, information regarding the related Definitive Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Definitive Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Securities Administrator, upon the request of the Depositor, and the Certificate Registrar shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding such Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Definitive Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Certificate Registrar, the Securities Administrator, the Depositor, the Seller, the Master Servicer, the Backup Servicer and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

With respect to the transfer of a Book-Entry Certificate, the representation that the proposed transferee of such Certificate is a QIB shall be deemed to have been made to the Trustee, the Securities Administrator and the Certificate Registrar by the transferee's acceptance of a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in any such Class of Book-Entry Certificates).

A transfer of an ERISA-Restricted Certificate, in the form of a Definitive Certificate shall only be made if (x) the Certificate Registrar, the Trustee and the Securities Administrator shall have received from the transferee of such Certificate in accordance with Exhibit J or Exhibit M, as applicable, in form and substance satisfactory to the Certificate Registrar, either (i) a representation letter to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person acquiring the Certificate for, on or behalf of or with the assets of, any such plan or arrangement (“Benefit Plan Investor”) or (ii) an Opinion of Counsel to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Seller, the Trustee, the Certificate Registrar, the Securities Administrator, the Master Servicer, the Backup Servicer or the Servicer to any obligation in addition to those undertaken in this Agreement, or (y) if the Certificate has been subject to an ERISA-Qualifying Underwriting, a representation letter that the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60.  Neither the representation letter nor the Opinion of Counsel shall be an expense of any of the above parties.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trustee, the Certificate Registrar and the Securities Administrator by the transferee’s acceptance of such ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer such ERISA-Restricted Certificate to a Benefit Plan Investor is attempted without the delivery to the Certificate Registrar of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

In the case of an ERISA-Restricted Certificate that is a Book-Entry Certificate, for purposes of clauses (i) or (ii) of the first sentence of the preceding paragraph, such representations shall be deemed to have been made to the Certificate Registrar, the Securities Administrator and the Trustee by the transferee’s acceptance of such Certificate that is also a Book-Entry Certificate (or the acceptance by a Certificate Owner of the beneficial interest in such Certificate).

None of the Securities Administrator, the Certificate Registrar, the Trustee or the Depositor shall have any liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Certificate Registrar in accordance with the foregoing requirements.  In addition, none of the Securities Administrator, the Certificate Registrar, the Trustee or the Depositor shall be required to monitor, determine or inquire as to compliance with the transfer restrictions with respect to any Book-Entry Certificate, and none of the Securities Administrator, the Certificate Registrar, the Trustee or the Depositor shall have any liability for transfers of Book-Entry Certificates or any interests therein made in violation of the restrictions on transfer described in the Offering Circular and this Agreement.

(c)

No transfer of an ERISA-Restricted Swap Certificate prior to the termination of the Swap Agreement shall be made unless the Securities  Administrator and the Trustee shall have received a representation letter from the transferee of such Certificate, substantially in the form set forth in Exhibit M to the effect that either (i) such transferee is neither a Plan nor a Person acting on behalf of any such Plan or using the assets of any such Plan to effect such transfer or (ii) the acquisition and holding of the ERISA-Restricted Swap Certificate are eligible for exemptive relief under Prohibited Transaction Class Exemption (“PTCE”) 84-14, PTCE 90-1, PTCE 91-38, PTCE 95-60 or PTCE 96-23.  Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Swap Certificate on behalf of a Plan without the delivery to the Securities Administrator and Trustee of a representation letter as described above shall be void and of no effect.  If the ERISA-Restricted Swap Certificate is a Book-Entry Certificate, the transferee will be deemed to have made a representation as provided in clause (i) or (ii) of this paragraph, as applicable.

If any ERISA-Restricted Swap Certificate, or any interest therein, is acquired or held in violation of the provisions of the preceding paragraph, the next preceding permitted beneficial owner will be treated as the beneficial owner of that Certificate, retroactive to the date of transfer to the purported beneficial owner.  Any purported beneficial owner whose acquisition or holding of an ERISA-Restricted Swap Certificate, or interest therein, was effected in violation of the provisions of the preceding paragraph shall indemnify to the extent permitted by law and hold harmless the Trustee, the Securities Administrator, the Depositor, the Seller or the Servicer from and against any and all liabilities, claims, costs or expenses incurred by such parties as a result of such acquisition or holding.

The Securities Administrator shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Swap Certificate that is in fact not permitted by this Section 5.02(b)(ii) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Securities Administrator in accordance with the foregoing requirements.

(d)

Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Certificate Registrar of any change or impending change in its status as a Permitted Transferee.

(ii)

No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Certificate Registrar shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Certificate Registrar under subparagraph (b) above, the Certificate Registrar shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit J.

(iii)

Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

(iv)

Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 6.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of a Transfer of a Residual Certificate that is in fact not permitted by Section 6.02(b) and this Section 6.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter. The Certificate Registrar shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Certificate Registrar shall be paid and delivered by the Securities Administrator, as Paying Agent, to the last preceding Permitted Transferee of such Certificate.

(v)

The Depositor shall use its commercially reasonable best efforts to make available, upon receipt of written request from the Securities Administrator or the Certificate Registrar, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 6.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Securities Administrator and the Certificate Registrar of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller, the Certificate Registrar, the Securities Administrator, the Master Servicer or the Servicer to the effect that the elimination of such restrictions will not cause any REMIC formed hereby to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Securities Administrator and the Certificate Registrar, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(e)

The preparation and delivery of all certificates and opinions referred to above in this Section 6.02 in connection with transfer shall be at the expense of the parties to such transfers and not an expense of the Certificate Registrar or the Trustee.

(f)

Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of such Certificates may not be transferred by the Certificate Registrar except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Certificates; (iii) ownership and transfers of registration of such Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Certificate Registrar, the Paying Agent, the Trustee and the Securities Administrator shall for all purposes deal with the Depository as representative of the Certificate Owners of the Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of such representative shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; (vi) the Securities Administrator, the Paying Agent, the Trustee and the Certificate Registrar may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners; and (vii) the direct participants of the Depository shall have no rights under this Agreement under or with respect to any of the Certificates held on their behalf by the Depository, and the Depository may be treated by the Securities Administrator, the Paying Agent, the Trustee, the Certificate Registrar and their respective agents, employees, officers and directors as the absolute owner of the Certificates for all purposes whatsoever.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository advises the Certificate Registrar in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Certificate Registrar or the Depositor is unable to locate a qualified successor, (y) the Depositor, with the consent of the related DTC Participants, advises the Certificate Registrar and the Trustee in writing that it elects to terminate the book entry system through the Depository or (z) after the occurrence of a Servicer Event of Termination, Certificate Owners representing at least 51% of the Certificate Balance of the Book Entry Certificates together advise the Certificate Registrar and the Depository through the Depository Participants in writing that the continuation of a book entry system through the Depository is no longer in the best interests of the Certificate Owners and the DTC Participants consent to such termination, the Certificate Registrar shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same. Upon surrender to the Certificate Registrar of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Certificate Registrar shall issue the Definitive Certificates. None of the Seller, the Servicer, the Master Servicer, the Backup Servicer, the Securities Administrator, the Trustee, the Depositor or the Certificate Registrar shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Certificate Registrar with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Certificate Registrar, to the extent applicable with respect to such Definitive Certificates and the Securities Administrator, the Certificate Registrar and the Paying Agent shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that none of such Persons shall by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (i) any mutilated Certificate is surrendered to the Securities Administrator or the Certificate Registrar or the Securities Administrator or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (ii) there is delivered to the Securities Administrator, the Depositor and the Certificate Registrar such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Securities Administrator, the Depositor or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Securities Administrator shall execute on behalf of the Trust and the Certificate Registrar shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and Percentage Interest.  Upon the issuance of any new Certificate under this Section, the Securities Administrator, the Depositor or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Securities Administrator, the Depositor and the Certificate Registrar and their counsel) in connection therewith.  Any duplicate Certificate issued pursuant to this Section, shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04

Persons Deemed Owners.

The Depositor, the Trustee, the Certificate Registrar, the Paying Agent, the Securities Administrator and any agent of the Depositor, the Trustee, the Certificate Registrar, the Paying Agent or the Securities Administrator may treat the Person, including a Depository, in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 hereof and for all other purposes whatsoever, and none of the Trust, the Depositor, the Trustee, the Certificate Registrar, the Paying Agent, the Securities Administrator or any agent of any of them shall be affected by notice to the contrary.

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

If three or more Certificateholders (a) request such information in writing from the Certificate Registrar, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor, the Trustee, the Securities Administrator, the Master Servicer or the Servicer shall request such information in writing from the Certificate Registrar, then the Certificate Registrar, within ten Business Days after the receipt of such request, provide the Depositor, the Trustee, the Securities Administrator, the Master Servicer, the Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Certificate Registrar, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Certificate Registrar shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

SECTION 6.06

Maintenance of Office or Agency.

The Certificate Registrar will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Minneapolis, Minnesota where Certificates may be surrendered for registration of transfer or exchange.  The Certificate Registrar will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

SECTION 6.07

Appointment of Paying Agent.

(a)

The Securities Administrator may appoint a Paying Agent (which may be the Securities Administrator) for the purpose of making distributions to Certificateholders hereunder.  The Securities Administrator hereby accepts appointment as the initial Paying Agent.  The duties of the Paying Agent may include the obligation (i) to withdraw funds from the Distribution Account pursuant to Section 3.09 hereof and (ii) to distribute statements and provide information to Certificateholders as required hereunder.  The Paying Agent hereunder shall at all times be an entity duly incorporated and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal or state authorities.

(b)

The Securities Administrator, as Paying Agent, shall hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall comply with all requirements of the Code regarding the withholding of payments in respect of federal income taxes due from Certificate Owners and otherwise comply with the provisions of this Agreement applicable to it.

SECTION 6.08

[Reserved]

SECTION 6.09

Mortgage Loans, Trust Fund Held for Benefit of Holders of Certificates

(a)

The Trustee shall hold the Trust Fund and, through the Custodian, the Custodial Files for the benefit of the Certificateholders.

(b)

The Servicer hereby acknowledges and agrees that it shall service the Mortgage Loans for the benefit of the Certificateholders.

ARTICLE VII

THE DEPOSITOR, THE SELLER, THE MASTER SERVICER,
THE BACKUP SERVICER AND THE SERVICER

SECTION 7.01

Respective Liabilities of the Depositor, the Seller, the Master Servicer, the Backup Servicer and the Servicer.

The Depositor, the Seller, the Master Servicer, the Backup Servicer and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02

Merger or Consolidation of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer.

The Depositor, the Seller, the Master Servicer, the Backup Servicer and the Servicer will each keep in full effect its existence, rights and franchises as a corporation, limited liability company or limited partnership, as applicable, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer shall be a party, or any person succeeding to the business of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer, shall be the successor of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding, provided, however, the Rating Agencies’ ratings of the Certificates in effect immediately prior to such merger or consolidation will not be qualified, reduced or withdrawn as a result thereof (as evidenced by a letter to such effect from the Rating Agencies) and any successor of the Servicer, the Master Servicer or the Backup Servicer shall meet the eligibility requirements set forth in Section 8.02 or Section 7.06, as applicable.

SECTION 7.03

Limitation on Liability of the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and Others.

(a)

None of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer nor any of the directors, officers, employees or agents of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer or any such Person, as applicable, against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence of such Person in the performance of its duties hereunder or by reason of reckless disregard of such Person’s obligations and duties hereunder. The Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and any director, officer, employee or agent of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer shall be indemnified and held harmless by the Trust Fund against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, any Mortgage Loan Sale and Servicing Agreement or the Certificates or any loss, liability or expense incurred other than by reason of willful misfeasance, bad faith or negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of the Depositor, the Seller, the Master Servicer, the Backup Servicer or the Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller, the Master Servicer, the Backup Servicer and the Servicer shall be entitled to be reimbursed therefor from the Trust Fund.

(b)

Reserved

(c)

Reserved

(d)

Notwithstanding anything in this Agreement to the contrary, neither the Master Servicer nor the Backup Servicer shall be liable for any act or omission of the Servicer.

SECTION 7.04

Limitation on Resignation of the Servicer.

(a)

Except as provided in Section 7.04(b), the Servicer shall not resign from the obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Servicer and delivered to the Trustee, the Master Servicer, the Securities Administrator, the Backup Servicer and the Rating Agencies.  The resignation of the Servicer shall not become effective until a successor Servicer, shall have assumed the Servicer’s responsibilities, duties, liabilities (other than those liabilities arising prior to the appointment of another party as such successor) and obligations under this Agreement.

(b)

Notwithstanding the foregoing, at the Servicing Rights Owner’s request, the Servicer shall resign upon the selection and appointment of a successor Servicer by the Servicing Rights Owner; provided that (a) the Servicing Rights Owner delivers to the Trustee and the Securities Administrator a letter from each Rating Agency to the effect that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans above, (b) the successor Servicer meets the eligibility requirements set forth in Section 7.06 (as set forth with respect to a permitted assigneed of the duties and obligations of the Master Servicer) and (c) the Master Servicer has consented to the appointment of such successor Servicer.  Upon such appointment, such successor servicer shall become the Servicer pursuant to the terms of this Agreement.  Wells Fargo will not act as Backup Servicer with respect to such successor servicer.  To the extent that the Servicing Fee Rate for any such successor servicer to SLS exceeds the SLS Servicing Fee Rate, each Holder of a Class ES Certificate by its acceptance thereof agrees to a decrease in the aggregate Excess Servicing Fee on any Distribution Date in an amount equal to the excess of the Servicing Fee payable to the successor to SLS on such Distribution Date over the Servicing Fee that would have been payable to SLS on such Distribution Date.  The holder of the Class ES Certificate, by its acceptance thereof, agrees to release the Servicing Rights Owner and every party to this Agreement from any and all liability arising out of a decrease in the aggregate Excess Servicing Fee by reason of a transfer of servicing from SLS to any other party.

(c)

Except as expressly provided herein, the Servicer shall not assign or transfer any of its rights, benefits or privileges hereunder to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Servicer hereunder. The foregoing prohibition on assignment shall not prohibit the Servicer from designating a Subservicer as payee of any indemnification amount payable to the Servicer hereunder; provided, however, that as provided in Section 3.02, no Subservicer shall be a third-party beneficiary hereunder and the parties hereto shall not be required to recognize any Subservicer as an indemnitee under this Agreement.  Notwithstanding the foregoing, the Servicing Rights Owner may finance, pledge or assign all of its right, title and interest in, to and under this Agreement to one or more lenders (each, a “Servicing Rights Pledgee”) selected by the Servicing Rights Owner.

SECTION 7.05

Limitation on Resignation of the Master Servicer and the Backup Servicer.

Neither the Backup Servicer nor the Master Servicer shall resign from the obligations and duties hereby imposed on them except upon determination that their duties hereunder are no longer permissible under applicable law. Any such determination pursuant to the preceding sentence permitting the resignation of the Backup Servicer or the Master Servicer shall be evidenced by an Opinion of Counsel to such effect obtained at the expense of the Backup Servicer or the Master Servicer, as applicable, and delivered to the Trustee and the Rating Agencies. No resignation of the Backup Servicer or the Master Servicer, as applicable, shall become effective until a successor Backup Servicer or successor Master Servicer shall have assumed the Backup Servicer’s or Master Servicer’s responsibilities, duties, liabilities, as applicable (other than those liabilities arising prior to the appointment of such successor), and obligations under this Agreement.

SECTION 7.06

Assignment of Master Servicing and Backup Servicing.

The Master Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Master Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Master Servicer hereunder and (a) shall be a Person (or an affiliate) that is qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Depositor and the Trustee (as evidenced in a writing signed by the Depositor and the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Master Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Master Servicer and the Trustee; and (iii) the Master Servicer assigning and selling the master servicing shall deliver to the Trustee an officer’s certificate and an Independent opinion of counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Master Servicer arising out of acts or omissions prior to the effective date thereof.

The Backup Servicer may sell and assign its rights and delegate its duties and obligations in its entirety as Backup Servicer under this Agreement; provided, however, that: (i) the purchaser or transferee accept in writing such assignment and delegation and assume the obligations of the Backup Servicer hereunder (a) shall be a Person which shall be qualified to service mortgage loans for Fannie Mae or Freddie Mac; (b) shall have a net worth of not less than $15,000,000 (unless otherwise approved by each Rating Agency pursuant to clause (ii) below); (c) shall be reasonably satisfactory to the Depositor and the Trustee (as evidenced in a writing signed by the Depositor and the Trustee); and (d) shall execute and deliver to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such Person of the due and punctual performance and observance of each covenant and condition to be performed or observed by it as master servicer under this Agreement, any custodial agreement from and after the effective date of such agreement; (ii) each Rating Agency shall be given prior written notice of the identity of the proposed successor to the Backup Servicer and each Rating Agency’s rating of the Certificates in effect immediately prior to such assignment, sale and delegation will not be downgraded, qualified or withdrawn as a result of such assignment, sale and delegation, as evidenced by a letter to such effect delivered to the Backup Servicer and the Trustee; and (iii) the Backup Servicer assigning and selling the backup servicing shall deliver to the Trustee an officer’s certificate and an Independent opinion of counsel, each stating that all conditions precedent to such action under this Agreement have been completed and such action is permitted by and complies with the terms of this Agreement. No such assignment or delegation shall affect any liability of the Backup Servicer arising out of acts or omissions prior to the effective date thereof.

SECTION 7.07

Rights of the Depositor in Respect of the Master Servicer, the Backup Servicer and the Servicer.

The Master Servicer, the Backup Servicer and the Servicer shall afford (and any Subservicing Agreement shall provide that each Subservicer shall afford) the Depositor, the Master Servicer and the Trustee, upon reasonable notice, during normal business hours, access to all records maintained by the Master Servicer, the Backup Servicer or the Servicer (and any such Subservicer) in respect of the Master Servicer’s, the Backup Servicer’s or the Servicer’s rights and obligations hereunder and access to officers of the Master Servicer, the Backup Servicer or the Servicer (and those of any such Subservicer) responsible for such obligations. Upon request, each of the Master Servicer, the Backup Servicer and the Servicer shall furnish to the Depositor and the Trustee its (and any such Subservicer’s) most recent financial statements and such other information relating to the Master Servicer’s, the Backup Servicer’s or the Servicer’s capacity to perform its obligations under this Agreement as it possesses (and that any such Subservicer possesses). To the extent such information is not otherwise available to the public, the Depositor and the Trustee shall not disseminate any information obtained pursuant to the preceding two sentences without the Master Servicer’s, the Backup Servicer’s or the Servicer’s written consent, except as required pursuant to this Agreement or in accordance with its fiduciary duties or to the extent that it is appropriate to do so (i) to its legal counsel, auditors, taxing authorities or other governmental agencies and the Certificateholders, (ii) pursuant to any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Depositor and the Trustee or the Trust Fund, and in any case, the Depositor or the Trustee, (iii) disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee from sources other than the Depositor, the Servicer, the Backup Servicer or the Master Servicer, (iv) disclosure as required pursuant to this Agreement or (v) disclosure of any and all information (A) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by the Agreement approved in advance by the Depositor, the Servicer, the Backup Servicer or the Master Servicer or (B)  to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee having a need to know the same, provided that the Trustee advises such recipient of the confidential nature of the information being disclosed, shall use its best efforts to assure the confidentiality of any such disseminated non-public information. The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer, the Backup Servicer or the Servicer under this Agreement and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer, the Backup Servicer or the Servicer under this Agreement or exercise the rights of the Master Servicer, the Backup Servicer or the Servicer under this Agreement; provided that none of the Master Servicer, the Backup Servicer nor the Servicer shall be relieved of any of its obligations under this Agreement by virtue of such performance by the Depositor or its designee. The Depositor shall not have any responsibility or liability for any action or failure to act by the Master Servicer, the Backup Servicer or the Servicer and is not obligated to supervise the performance of the Master Servicer, the Backup Servicer or the Servicer under this Agreement or otherwise.

ARTICLE VIII

DEFAULT

SECTION 8.01

Events of Servicer Termination.

(a)

“Servicer Event of Termination,” wherever used herein, means any one of the following events:

(i)

any failure by the Master Servicer, the Backup Servicer or the Servicer, as applicable, to remit to the Securities Administrator or the Master Servicer, as applicable, for distribution to the Certificateholders any payment (other than an Advance required to be made from its own funds on any Servicer Remittance Date pursuant to Section 3.21) required to be made under the terms of the Certificates and this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Servicer by the Depositor, the Securities Administrator or the Trustee (in which case notice shall be provided by telecopy), or to the Servicer, the Depositor, the Trustee and the Securities Administrator by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(ii)

any failure on the part of the Master Servicer, the Backup Servicer or the Servicer, as applicable, duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer, the Backup Servicer or the Servicer, as applicable, contained in this Agreement, or the breach by the Master Servicer, the Backup Servicer or the Servicer of any representation and warranty contained in Section 2.03, which continues unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer or the Servicer, as applicable, by the Depositor, the Securities Administrator or the Trustee or to the Master Servicer or the Servicer, as applicable, the Depositor, the Securities Administrator and the Trustee by the Holders of Certificates entitled to at least 25% of the Voting Rights; or

(iii)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises in an involuntary case under any present or future federal or state bankruptcy, insolvency or similar law or the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer, the Backup Servicer or the Servicer, as applicable, and such decree or order shall have remained in force undischarged or unstayed for a period of 90 days; or

(iv)

the Master Servicer, the Backup Servicer or the Servicer, as applicable, shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to it or of or relating to all or substantially all of its property; or

(v)

the Master Servicer, the Backup Servicer or the Servicer, as applicable, shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)

failure by the Master Servicer, the Backup Servicer or the Servicer to duly perform, within the required time period, its obligations under Section 3.17 or 3.18 or Section 4.16 or 4.17, as applicable, which failure continues unremedied for a period of ten (10) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Master Servicer, the Backup Servicer or the Servicer, as applicable, by any party to this Agreement;

(vii)

any failure of the Master Servicer, the Backup Servicer or the Servicer, as applicable, to make any Advance on any Servicer Remittance Date or Distribution Date, as applicable, required to be made from its own funds pursuant to Section 3.21 which continues unremedied after receipt of written notice of such failure, requiring the same to be remedied, until 3:00 p.m. New York time on the Business Day immediately following the Servicer Remittance Date;

(viii)

failure by the Servicer to duly perform, within the required time period, its obligations under Section 3.17 which failure continues unremedied for a period of fifteen (15) days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by any party to this Agreement or by the Master Servicer; or

(ix)

with respect to SLS only, an SLS Event of Termination shall have occurred.

(b)

If a Servicer Event of Termination described in clauses (a)(i) through (a)(vi) and (a)(viii) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Termination shall not have been remedied, the Depositor or the Securities Administrator (or the Trustee upon notice of such Servicer Event of Termination if such Servicer Event of Termination is in respect to the Master Servicer or the Backup Servicer) may, and at the written direction of the Holders of Certificates entitled to at least 51% of Voting Rights, the Securities Administrator shall, by notice in writing to the Master Servicer, the Backup Servicer, or the Servicer, as applicable, (and to the Depositor if given by the Securities Administrator (or the Trustee, as applicable) or to the Securities Administrator (or the Trustee, as applicable) if given by the Depositor) with a copy to each Rating Agency, terminate all of the rights and obligations of the Master Servicer, the Backup Servicer or the Servicer, as applicable, in its capacity as Master Servicer, Backup Servicer or Servicer, as applicable, under this Agreement, to the extent permitted by law, and in and to the Mortgage Loans and the proceeds thereof.  If a Servicer Event of Termination described in clause (ix) hereof shall occur, the Securities Administrator (or the Trustee upon notice of such Servicer Event of Termination if such Servicer Event of Termination is in respect to the Master Servicer or the Backup Servicer) shall, by notice in writing to the Master Servicer, the Backup Servicer or the Servicer, as applicable, and the Depositor, terminate all of the rights and obligations of the Master Servicer, the Backup Servicer or the Servicer, in its capacity as Master Servicer, Backup Servicer or Servicer, as applicable, under this Agreement and in and to the Mortgage Loans and the proceeds thereof. If a Servicer Event of Termination described in clause (viii) shall occur, then the Securities Administrator shall provide notice to SLS of its immediate termination.  Subject to Section 8.02, on or after the receipt by the Master Servicer, the Backup Servicer or the Servicer of such written notice, all authority and power of the Master Servicer, the Backup Servicer or the Servicer, as applicable, under this Agreement, whether with respect to the Certificates (other than as a Holder of any Certificate) or the Mortgage Loans or otherwise, shall pass to and be vested in (i) the Backup Servicer if such Servicer Event of Default occurred with respect to SLS, (ii) the Master Servicer if such Servicer Event of Default occurred with respect to the Backup Servicer or the Trustee or (iii) the entity appointed by the Trustee under the terms hereof if such Servicer Event of Default occurred with respect to the Master Servicer, in each case pursuant to the terms of this Agreement, including, without limitation, the obligation to make Advances to the extent provided in this Agreement.  Pursuant to the terms of this Agreement, the Master Servicer is authorized and empowered, as attorney-in-fact or otherwise, to execute and deliver, on behalf of and at the expense of the Servicer, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  The Master Servicer, the Backup Servicer and the Servicer agree promptly (and in any event no later than ten Business Days subsequent to such notice) to provide such successor with all documents and records requested by it to enable it to assume the Master Servicer’s, the Backup Servicer’s or the Servicer’s functions under this Agreement, and to cooperate with such successor in effecting the termination of the Master Servicer’s, the Backup Servicer’s or the Servicer’s responsibilities and rights under this Agreement, including, without limitation, the transfer within one Business Day to such successor for administration by it of all cash amounts which at the time shall be or should have been credited by the Master Servicer, the Backup Servicer or the Servicer to the Master Servicer Collection Account or the Collection Account held by or on behalf of the Master Servicer or the Servicer, as applicable, or thereafter be received with respect to the Mortgage Loans or any REO Property (provided, however, that the Master Servicer, the Backup Servicer or the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination, whether in respect of Advances or otherwise, and shall continue to be entitled to the benefits of Section 7.03, notwithstanding any such termination, with respect to events occurring prior to such termination). For purposes of this Section 8.01, the Securities Administrator shall not be deemed to have knowledge of a Servicer Event of Termination unless a Responsible Officer of the Securities Administrator assigned to and working in the Securities Administrator’s Corporate Trust Office has actual knowledge thereof or unless written notice of any event which is in fact such a Servicer Event of Termination is received by the Securities Administrator and such notice references the Certificates, the Trust or this Agreement. The Securities Administrator shall promptly notify the Rating Agencies of the occurrence of a Servicer Event of Termination of which it has actual knowledge as provided above.

(c)

Notwithstanding clause (b) above, if a Servicer Event of Termination described in clauses (a)(ii) through (a)(vi) and (a)(viii) of this Section shall occur, then, and in each and every such case, so long as such Servicer Event of Termination shall not have been remedied, the Servicing Rights Owner shall have 30 days to appoint a successor Servicer, provided that (a) the Rating Agencies have confirmed to the Trustee and the Securities Administrator that the appointment of the proposed successor servicer as the Servicer will not result in the reduction or withdrawal of the then current ratings of the Certificates and (b) such successor Servicer meets the eligibility requirements for a successor Servicer set forth in Section 7.06 (as set forth with respect to a permitted assigneed of the duties and obligations of the Master Servicer).  The successor Servicer appointed by the Servicer or its designee must agree to act as successor Servicer no later than such 30-day period, fully effect the servicing transfer within 90 days following the notice of termination or removal of the Servicer as a Servicer, make all Advances that are otherwise required to be made by the Servicer as of the date of such appointment, and reimburse any expenses that the Master Servicer may have incurred in connection with the termination or removal of the Servicer and the appointment of a successor Servicer to the Servicer.  This 30-day period shall terminate immediately if the Servicer fails to make (or cause to be made) any Advances and all payments under Section 8.01(a).

(d)

To the extent that the costs and expenses related to the termination of the Master Servicer, the Backup Servicer or the Servicer, appointment of a successor Master Servicer, Backup Servicer or Servicer or the transfer and assumption of the servicing by the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer) (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of the Master Servicer or the Servicer as a result of a Servicer Event of Termination and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor Master Servicer, Backup Servicer or Servicer, as applicable, to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor Master Servicer, Backup Servicer or Servicer, as applicable, to service the Mortgage Loans in accordance with this Agreement) are not fully and timely reimbursed by the terminated Master Servicer, Backup Servicer or Servicer, the Securities Administrator (in the case of the Master Servicer), the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer) shall be entitled to reimbursement of such costs and expenses from the Distribution Account.

SECTION 8.02

Securities Administrator to Act; Master Servicer and Backup Servicer to Act; Appointment of Successor.

(a)

On and after the time the Master Servicer, the Backup Servicer or the Servicer receives a notice of termination, the entity appointed by the Trustee (in the case of the Master Servicer), the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer) shall be the successor in all respects to the Master Servicer, the Backup Servicer or the Servicer, as applicable, in its capacity as servicer under this Agreement and the transactions set forth or provided for herein, subject to the provisions of this Section 8.02 and Section 8.01(c), and all the responsibilities, duties and liabilities relating thereto and arising thereafter shall be assumed by the entity appointed by the Trustee (except for any representations or warranties of the Master Servicer under this Agreement, contained in Section 2.03) (in the case of the Master Servicer), the Master Servicer (except for any representations or warranties of the Backup Servicer under this Agreement, contained in Section 2.03) (in the case of the Backup Servicer) or the Backup Servicer (except for any representations and warranties of the Servicer contained in Section 2.03) (in the case of the Servicer) by the terms and provisions hereof including, without limitation, the Servicer’s obligations to make Advances pursuant to Section 3.21 and subject Section 3.09; provided, however, that any failure to perform such duties or responsibilities caused by the Master Servicer’s, the Backup Servicer’s or the Servicer’s, as applicable, failure to provide information required by Section 8.01 shall not be considered a default by the entity appointed by the Trustee (in the case of the Master Servicer), the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer) as successor to the Servicer hereunder. As compensation therefore, the entity appointed by the Trustee (in the case of the Master Servicer), the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer) shall be entitled to the Servicing Fee and all other compensation to which the Servicer would have been entitled if it had continued to act hereunder and the entity appointed by the Trustee (in the case of the Master Servicer) shall be entitled to all compensation to which the Master Servicer is entitled hereunder.  Nothing in this Section 8.02(a) shall require the Securities Administrator to make an Advance with respect to any Mortgage Loan for which the Master Servicer, the Backup Servicer or the Servicer, as applicable, was not required to make such an advance.

(b)

No appointment of a successor to the Master Servicer, the Backup Servicer or the Servicer under this Agreement shall be effective until the assumption by the successor of all of the Master Servicer’s, the Backup Servicer’s or the Servicer’s, as applicable, responsibilities, duties and liabilities hereunder. In connection with such appointment and assumption described herein, the Securities Administrator, the Master Servicer and the Backup Servicer may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Master Servicer, the Backup Servicer or the Servicer as such hereunder. The Depositor, the Securities Administrator, the Master Servicer, the Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

(c)

(1) In the event of a SLS Event of Termination, notwithstanding anything to the contrary above, the Trustee, the Securities Administrator, the Master Servicer, the Backup Servicer and the Depositor hereby agree that upon delivery to the Trustee, the Securities Administrator, the Master Servicer and the Backup Servicer by the Servicing Rights Pledgee of a letter signed by the Servicing Rights Pledgee within 10 days of when the Servicer provides the Servicing Rights Pledgee notice of a SLS Event of Termination, (provided, however, that such 10-day period shall terminate immediately if the Servicing Rights Pledgee fails to make Advances and if it fails to reimburse the Master Servicer for Advances made by the Master Servicer within one Business Day of the making of such Advance by the Master Servicer) the Servicing Rights Pledgee or its designee shall be appointed as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth in paragraph (c)(3) below, the Servicing Rights Pledgee or such designee agrees to be subject to the terms of this Agreement and the Master Servicer and the Backup Servicer have consented to the appointment of the Servicing Rights Pledgee or such designee as Servicer.

(2)

In the event that the Servicing Rights Pledgee does not deliver to the Trustee, the Securities Administrator, the Master Servicer and the Backup Servicer the letter described in preceding paragraph within the 10-day period referred to in the preceding paragraph and a successor servicer is not appointed pursuant to Section 8.01(c), then, the provisions of Section 8.02(a) shall otherwise be applicable.

(3)

It is understood and acknowledged by the parties hereto that (a) there will be a period of transition (not to exceed 90 days when servicing is being transferred to the Master Servicer or a successor servicer and not to exceed 90 days when servicing is being transferred to the Backup Servicer, in each case following the actual termination of the Servicer) before the actual servicing functions can be fully transferred to any successor Master Servicer, Backup Servicer or Servicer appointed in accordance with the provisions hereof and (b) any failure to perform such duties or responsibilities caused by the Master Servicer’s, the Backup Servicer’s or the Servicer’s, as applicable, failure to provide information required by Section 8.01 shall not be considered a default by the Securities Administrator (in the case of the Master Servicer), the Master Servicer (in the case of the Backup Servicer) or the Backup Servicer (in the case of the Servicer), as successor to the Master Servicer, the Backup Servicer or the Servicer, as applicable, hereunder.  Notwithstanding the above and subject to the immediately following paragraph, the Securities Administrator, the Master Servicer or the Backup Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act promptly appoint or petition a court of competent jurisdiction to appoint, an established mortgage loan servicing institution acceptable to each Rating Agency and having a net worth of not less than $15,000,000, as the successor to the Servicer under this Agreement in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer under this Agreement.

Notwithstanding anything to the contrary herein, any successor Master Servicer, Backup Servicer or Servicer appointed pursuant to this Section 8.02 shall agree to fully effect the servicing transfer within the 90-day period referred to in Section 8.02(c)(3) above and to make all Advances that would otherwise be made by another party under Section 8.01 as of the date of such appointment.  Each successor Master Servicer, Backup Servicer and Servicer shall be entitled to reimbursement for any unreimbursed Advances and accrued interest on such Advances it has made in connection with this Section 8.02 pursuant to Section 3.09.  In addition, any successor to the Servicer shall give notice to the Mortgagors of such change of Servicer and shall, during the term of its service as the Servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to this Agreement.

(d)

In connection with the termination or resignation of the Servicer hereunder, (i) the successor Servicer, including the Backup Servicer (if the Backup Servicer is acting as successor servicer), shall represent and warrant that it or an Affiliate is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the Mortgage Loans that are registered with MERS, in which case the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to revise its records to reflect the transfer of servicing to the successor Servicer as necessary under MERS’ rules and regulations, and (ii) the predecessor Servicer shall cooperate with the successor Servicer in causing MERS to transfer the servicing of such Mortgage Loan on the MERS® System to the successor Servicer.  The predecessor Servicer shall file or cause to be filed any such assignment in the appropriate recording office. The predecessor Servicer, as applicable, shall bear any and all fees of MERS, costs of preparing any assignments of Mortgage, and fees and costs of filing any assignments of Mortgage that may be required under this Section 8.02.

SECTION 8.03

Notification to Certificateholders.

(a)

Upon any termination of the Master Servicer, the Backup Servicer or the Servicer pursuant to Section 8.01 above or any appointment of a successor to the Master Servicer, the Backup Servicer or the Servicer pursuant to Section 8.02 above, the Securities Administrator shall give prompt written notice thereof to the Certificateholders at their respective addresses appearing in the Certificate Register.

(b)

Not later than the later of 60 days after the occurrence of any event, which constitutes or which, with notice or lapse of time or both, would constitute a Servicer Event of Termination or five days after a Responsible Officer of the Trustee becomes actually aware of the occurrence of such an event, the Trustee shall transmit by mail to all Holders of Certificates notice of each such occurrence, unless such default or Servicer Event of Termination shall have been cured or waived.

SECTION 8.04

Waiver of Servicer Events of Default.

The Holders representing at least 66% of the Voting Rights evidenced by all Classes of Certificates affected by any Servicer Event of Termination hereunder, may waive such Servicer Event of Termination; provided, however, that a Servicer Event of Termination under clause (i) or (vi) of Section 8.01 may be waived only by all of the Holders of the Regular Certificates. Upon any such waiver of a Servicer Event of Termination, such default shall cease to exist and shall be deemed to have been remedied for every purpose hereunder. No such waiver shall extend to any subsequent Servicer Event of Termination or impair any right consequent thereon except to the extent expressly so waived.

SECTION 8.05

SLS Events of Default.

“SLS Event of Termination,” wherever used herein, means any one of the following events:

(i)

any failure by SLS to provide the monthly data tape to the Backup Servicer, which failure continues for three Business Days;

(ii)

SLS fails to make the Advance required pursuant to Section 3.21 of this Agreement and such failure continues for two Business Days;

(iii)

an SLS Financial Trigger Event occurs and is continuing;

(iv)

as of any Determination Date, the Rolling Three Month Delinquency Rate exceeds 16.00%; or

(v)

an SLS Cross Default occurs.

ARTICLE IX

CONCERNING THE TRUSTEE AND THE SECURITIES ADMINISTRATOR

SECTION 9.01

Duties of Trustee.

The Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Trustee.  During the continuance of a Servicer Event of Termination, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs. Any permissive right of the Trustee enumerated in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform on their face to the requirements of this Agreement. If any such instrument is found not to conform on its face to the requirements of this Agreement, the Trustee shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Trustee will provide notice to the Certificateholders.  Notwithstanding the foregoing, the Trustee shall have no obligation to reconcile, recompute or recalculate any remittances or reports of the Servicer, and the Trustee may fully rely upon and shall have no liability with respect to information provided to it by the Servicer, the Master Servicer or the Securities Administrator.

The Trustee shall promptly remit to the Servicer any complaint, claim, demand, notice or other document (collectively, the “Notices”) delivered to the Trustee as a consequence of the assignment of any Mortgage Loan hereunder and relating to the servicing of the Mortgage Loans; provided than any such notice (i) is delivered to a Responsible Officer of the Trustee at its Corporate Trust Office, and (ii) contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property. The Trustee shall have no duty hereunder with respect to any Notice it may receive or which may be alleged to have been delivered to or served upon it unless such Notice is delivered to a Responsible Officer of or served upon it at its Corporate Trust Office and such Notice contains the information required pursuant to clause (ii) of the preceding sentence.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement; the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee that conform to the requirements of this Agreement;

(ii)

The Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Trustee unless it shall be proved that the Trustee was negligent in ascertaining or investigating the facts related thereto;

(iii)

The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Holders of Certificates as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Trustee under this Agreement; and

(iv)

The Trustee shall not be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Master Servicer, the Backup Servicer, the Custodian or the Securities Administrator under this Agreement.

SECTION 9.02

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 9.01:

(i)

The Trustee may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe;

(ii)

The Trustee may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Trustee shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)

The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee not reasonably assured to the Trustee by such Certificateholders, the Trustee may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian, and shall not be responsible for any misconduct or negligence on the part of any agent, nominee, attorney or custodian appointed by the Trustee in good faith; and

(vii)

The Trustee shall not be liable for any loss on any investment of (or failure of investment of) funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

The Trustee shall not be deemed to have notice of any default or Servicer Event of Termination or SLS Event of Termination unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by a Responsible Officer of the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Certificates and this Agreement.  The Trustee shall not have any responsibility or liability for any action or failure to act by the Custodian, Securities Administrator, Master Servicer, Backup Servicer or the Servicer nor shall the Trustee be obligated to supervise or monitor the performance of the Master Servicer, the Backup Servicer, the Securities Administrator, the Custodian or the Servicer hereunder or otherwise;

(ix)

The rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder;

(x)

The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(xi)

The Depositor and the Seller hereby approve of the appointment of Deutsche Bank National Trust Company (“Deutsche Bank”) to act as custodian pursuant to the Custodial Agreement and each further agree that the Trustee appointed Deutsche Bank to act as custodian with due care.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

(c)

Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable to any Person for any act or omission of the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator or the Custodian.

SECTION 9.03

Trustee not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the Trustee’s signature on behalf of the Trust on the Certificates) shall be taken as the statements of the Seller, and neither the Trustee nor the Certificate Registrar assumes any responsibility for the correctness of the same.  The Trustee does not make any representations or warranties as to the validity or sufficiency of this Agreement, the Custodial Agreement or of the Certificates (other than the Trustee’s signature on behalf of the Trust on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System or the Trust Estate.  The Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.  The Trustee shall not have any duty (a) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing thereof, (b) to see to any insurance or (c) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust.

SECTION 9.04

Trustee May Own Certificates.

The Trustee and the Custodian, in their respective individual capacities, or in any capacity other than as Trustee or Custodian hereunder, may become the owner or pledgee of any Certificates with the same rights as they would have if they were not Trustee or Custodian, as applicable, and may otherwise deal with the parties hereto.

SECTION 9.05

Fees and Expenses of Trustee.

The Trustee shall be paid by the Securities Administrator from the Securities Administrator Fee pursuant to an agreement between the Trustee and the Securities Administrator.  In addition, the Trustee and its officers, directors, employees and agents will be entitled to recover from the Distribution Account, and shall be indemnified from the Trust Fund for, all reasonable out-of-pocket expenses, disbursements and advances upon any Servicer Event of Termination, any breach of this Agreement, the Custodial Agreement or any provision of the related Mortgage Loan Sale and Servicing Agreements or any loss, liability, expense, claim or legal action (including any pending or threatened claim or legal action) incurred or made by any of them in the performance of their duties or the administration of the trusts hereunder or under the Custodial Agreement (including the reasonable compensation, expenses and disbursements of its counsel) in an amount not to exceed $500,000 per year (and the Trustee shall instruct the Securities Administrator to withdraw any such amounts from the Distribution Account pursuant to Section 3.09, prior to distributions on the Certificates), except (x) any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or (y) any expense that does not constitute an “unanticipated expense” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).  If funds in the Distribution Account are insufficient therefor, the Trustee shall recover such expenses from future collections on the Mortgage Loans or as otherwise agreed by the Certificateholders.  Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust.  Such obligations shall survive the termination of this Agreement and the removal or resignation of the Trustee.

SECTION 9.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, and shall each have a combined capital and surplus of at least $50,000,000, a minimum long-term debt rating in the third highest rating category by a Rating Agency, a minimum short-term debt rating in the second highest rating category by a Rating Agency, and shall each be subject to supervision or examination by federal or state authority.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Trustee (other than the initial Trustee) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Trustee at the time such Trustee is appointed Trustee to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Rating Agency.  Upon receiving such notice of resignation of the Trustee, the Depositor shall promptly appoint a successor Trustee that meets the requirements in Section 9.06, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Trustee and one copy to the successor Trustee.  If no successor Trustee shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Trustee.  If the Depositor removes the Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Trustee that meets the requirements of Section 9.06, by written instrument, in duplicate, one copy of which instrument shall be delivered to the successor Trustee and one copy to each of the Master Servicer, the Backup Servicer and the Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Trustee so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Trustee and the Master Servicer, the Backup Servicer and the Servicer by the Depositor.

Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.07 shall not become effective until acceptance of appointment by the successor Trustee, as provided in Section 9.08 hereof.

SECTION 9.08

Successor Trustee.

Any successor Trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor, the Seller, the Servicer, the Backup Servicer, the Master Servicer and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective, and such successor Trustee without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee.  The Depositor, the Seller, the Servicer, the Backup Servicer, the Master Servicer and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Trustee, all such rights, powers, duties and obligations.

No successor Trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor Trustee shall be eligible under the provisions of Section 9.06 hereof and the appointment of such successor Trustee shall not result in a downgrading of the Classes of Certificates rated by the Rating Agencies, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor Trustee as provided in this Section 9.08, the successor Trustee shall mail notice of such appointment hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies.

SECTION 9.09

Merger or Consolidation of Trustee.

Any corporation or association into which the Trustee may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or association succeeding to the business of the Trustee shall be the successor of the Trustee hereunder, provided such corporation or association shall be eligible under the provisions of Section 9.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Depositor and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co trustee or co trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Depositor and the Trustee may consider necessary or desirable. If the Depositor shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case a Servicer Event of Termination shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co trustee or separate trustee shall be required under Section 9.08.

Every separate trustee and co trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)

To the extent necessary to effectuate the purposes of this Section 9.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee in its capacity as successor servicer under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co trustee jointly (it being understood that such separate trustee or co trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular set or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer, Backup Servicer or the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co trustee, but solely at the direction of the Trustee;

(ii)

No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co trustee as agent of the Trustee;

(iii)

The Trustee may at any time accept the resignation of or remove any separate trustee or co trustee; and

(iv)

The Depositor, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Depositor.

Any separate trustee or co trustee may, at any time, constitute the Trustee its agent or attorney in fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11

Duties of Securities Administrator.

The Securities Administrator undertakes to perform such duties and only such duties as are specifically set forth in this Agreement as duties of the Securities Administrator.  Any permissive right of the Securities Administrator enumerated in this Agreement shall not be construed as a duty.  The Securities Administrator agrees to perform its obligations on behalf of the Trustee under the Swap Agreement.

The Securities Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to it, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement; provided, however, that the Securities Administrator shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the Master Servicer or the Depositor.  If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Securities Administrator shall take such action as it deems appropriate to have the instrument corrected, and if the instrument is not corrected to its satisfaction, the Securities Administrator will provide notice to the Certificateholders.  Notwithstanding the foregoing, the Securities Administrator shall have no obligation to reconcile, recompute or recalculate any remittances or reports of the Servicer, and the Securities Administrator may fully rely upon and shall have no liability with respect to information provided by the Servicer.

On each Distribution Date, the Securities Administrator, as Paying Agent, shall make monthly distributions and the final distribution to the Certificateholders from funds in the Distribution Account as provided in Sections 5.01 and 10.02 herein.

No provision of this Agreement shall be construed to relieve the Securities Administrator from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

(i)

The duties and obligations of the Securities Administrator shall be determined solely by the express provisions of this Agreement; the Securities Administrator shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement; no implied covenants or obligations shall be read into this Agreement against the Securities Administrator and, in the absence of bad faith on the part of the Securities Administrator, the Securities Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Securities Administrator that conform to the requirements of this Agreement;

(ii)

The Securities Administrator shall not be liable for an error of judgment made in good faith by a Responsible Officer of the Securities Administrator unless it shall be proved that the Securities Administrator was negligent in ascertaining or investigating the facts related thereto;

(iii)

The Securities Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the consent or at the direction of Holders of Certificates as provided herein relating to the time, method and place of conducting any remedy pursuant to this Agreement, or exercising or omitting to exercise any trust or power conferred upon the Securities Administrator under this Agreement; and

(iv)

The Securities Administrator shall not be required to expend or risk its own funds or otherwise incur financial or other liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it, and none of the provisions contained in this Agreement shall in any event require the Securities Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement, except during such time, if any, as the Securities Administrator shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Master Servicer in accordance with the terms of this Agreement.

SECTION 9.12

Certain Matters Affecting the Securities Administrator.

(a)

Except as otherwise provided in Section 9.11:

(i)

The Securities Administrator may request and conclusively rely upon, and shall be fully protected in acting or refraining from acting upon, any resolution, Officers’ Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties, and the manner of obtaining consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Securities Administrator may prescribe;

(ii)

The Securities Administrator may consult with counsel of its selection and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

The Securities Administrator shall not be under any obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Securities Administrator reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

(iv)

The Securities Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

Securities Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Certificates entitled to at least 25% of the Voting Rights; provided, however, that if the payment within a reasonable time to the Securities Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Securities Administrator not reasonably assured to the Securities Administrator by such Certificateholders, the Securities Administrator may require reasonable indemnity satisfactory to it against such expense, or liability from such Certificateholders as a condition to taking any such action;

(vi)

The Securities Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, nominees, attorneys or a custodian, and shall not be responsible for any misconduct or negligence on the part of any agent, nominee, attorney or custodian appointed by the Securities Administrator in good faith; and

(vii)

The Securities Administrator shall not be liable for any loss on any investment of (or failure of investment of) funds pursuant to this Agreement (other than as issuer of the investment security);

(viii)

The Securities Administrator shall not be deemed to have notice of any default or Servicer Event of Termination unless a Responsible Officer of the Securities Administrator has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Securities Administrator at the Corporate Trust Office of the Securities Administrator, and such notice references the Certificates and this Agreement.  The Securities Administrator shall not have any responsibility or liability for any action or failure to act by the Master Servicer, Backup Servicer or the Servicer nor shall the Securities Administrator be obligated to supervise or monitor the performance of the Master Servicer, Backup Servicer or the Servicer hereunder or otherwise;

(ix)

The rights, privileges, protections, immunities and benefits given to the Securities Administrator, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, each agent, custodian and other Person employed to act hereunder;

(x)

The right of the Securities Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Securities Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(xi)

The parties hereto acknowledge the appointment of Deutsche Bank National Trust Company (“Deutsche Bank”) as custodian pursuant to the Custodial Agreement.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Securities Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Securities Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

(c)

Notwithstanding anything in this Agreement to the contrary, in no event shall the Securities Administrator be liable to any Person for any act or omission of the Master Servicer, the Backup Servicer, the Servicer, the Trustee or the Custodian.

SECTION 9.13

Securities Administrator not Liable for Certificates or Mortgage Loans.

The recitals contained herein and in the Certificates (other than the authentication and countersignature on the Certificates) shall be taken as the statements of the Seller, and neither the Securities Administrator nor the Certificate Registrar assumes any responsibility for the correctness of the same.  The Securities Administrator does not make any representations or warranties as to the validity or sufficiency of this Agreement, the Swap Agreement, the Custodial Agreement or of the Certificates (other than the signature and countersignature on the Certificates) or of any Mortgage Loan or related document or of MERS or the MERS System.  The Securities Administrator shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Depositor in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Servicer.  The Securities Administrator shall not have any duty (a) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing thereof, (b) to see to any insurance or (c) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust.

SECTION 9.14

Securities Administrator May Own Certificates.

The Securities Administrator and the Custodian, in their respective individual capacities, or in any capacity other than as Securities Administrator or Custodian hereunder, may become the owner or pledgee of any Certificates with the same rights as they would have if they were not Securities Administrator or Custodian, as applicable, and may otherwise deal with the parties hereto.

SECTION 9.15

Fees and Expenses of Securities Administrator.

The Securities Administrator shall be entitled to the Securities Administrator Fee and the income from earnings on the funds from time to time in the Distribution Account, as provided in Section 3.06.  In addition, the Securities Administrator and its officers, directors, employees and agents will be entitled to recover from the Distribution Account, and shall be indemnified from the Trust Fund for, all reasonable out-of-pocket expenses, disbursements and advances discussed in this Section 9.15 and related to the Securities Administrator solely in its capacity as Securities Administrator, in an amount not to exceed $500,000 per year (any such amounts to be withdrawn from the Distribution Account pursuant to Section 3.09 prior to distributions on the Certificates), upon any Servicer Event of Termination, any breach of this Agreement or the Custodial Agreement or any loss, liability, expense, claim or legal action (including any pending or threatened claim or legal action) incurred or made by any of them in the performance of their duties or the administration of the trusts hereunder or under the Custodial Agreement (including the reasonable compensation, expenses and disbursements of its counsel) except (x) any such expense, disbursement or advance as may arise from its negligence or intentional misconduct or (y) any expense that does not constitute an “unanticipated expense” within the meaning of Treasury Regulation Section 1.860G-1(b)(3)(ii).  If funds in the Distribution Account are insufficient therefor, the Securities Administrator shall recover such expenses from future collections on the Mortgage Loans or as otherwise agreed by the Certificateholders.  Such compensation and reimbursement obligation shall not be limited by any provision of law in regard to the compensation of a Securities Administrator of an express trust.  Such obligations shall survive the termination of this Agreement and the removal or resignation of the Securities Administrator.

SECTION 9.16

Eligibility Requirements for Securities Administrator.

The Securities Administrator hereunder shall at all times be an entity duly organized and validly existing under the laws of the United States of America or any state thereof, authorized under such laws to exercise corporate trust powers, and shall each have a combined capital and surplus of at least $50,000,000, a minimum long-term debt rating in the third highest rating category by a Rating Agency, a minimum short-term debt rating in the second highest rating category by a Rating Agency, and shall each be subject to supervision or examination by federal or state authority.  If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.16, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  The principal office of the Securities Administrator (other than the initial Securities Administrator) shall be in a state with respect to which an Opinion of Counsel has been delivered to such Securities Administrator at the time such Securities Administrator is appointed Securities Administrator to the effect that the Trust will not be a taxable entity under the laws of such state.  In case at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of this Section 9.16, the Securities Administrator shall resign immediately in the manner and with the effect specified in Section 9.17 hereof.

SECTION 9.17

Resignation and Removal of Securities Administrator.

The Securities Administrator (including the Securities Administrator as Paying Agent and as Certificate Registrar) may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Trustee, the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Rating Agency.  Upon receiving such notice of resignation of the Securities Administrator, the Depositor shall promptly appoint a successor Securities Administrator that meets the requirements in Section 9.16, by written instrument, in duplicate, one copy of which instrument shall be delivered to each of the resigning Securities Administrator and one copy to the successor Securities Administrator.  If no successor Securities Administrator shall have been so appointed and having accepted appointment within 30 days after the giving of such notice of resignation, the resigning Securities Administrator may petition any court of competent jurisdiction for the appointment of a successor Securities Administrator.

If at any time the Securities Administrator shall cease to be eligible in accordance with the provisions of Section 9.16 hereof or if at any time the Securities Administrator shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Securities Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Securities Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Securities Administrator.  If the Depositor removes the Securities Administrator under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Securities Administrator that meets the requirements of Section 9.16, by written instrument, in duplicate, one copy of which instrument shall be delivered to the successor Securities Administrator and one copy to each of the Master Servicer, the Backup Servicer and the Servicer.

The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Securities Administrator and appoint a successor Securities Administrator by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Depositor, one complete set to the Securities Administrator so removed and one complete set to the successor so appointed. A copy of such instrument shall be delivered to the Certificateholders, the Securities Administrator and the Master Servicer, the Backup Servicer and the Servicer by the Depositor.

Any resignation or removal of the Securities Administrator and appointment of a successor Securities Administrator pursuant to any of the provisions of this Section 9.17 shall not become effective until acceptance of appointment by the successor Securities Administrator, as provided in Section 9.18 hereof.

SECTION 9.18

Successor Securities Administrator.

Any successor Securities Administrator appointed as provided in Section 9.17 hereof shall execute, acknowledge and deliver to the Trustee, the Depositor, the Seller, the Servicer, the Backup Servicer, the Master Servicer and to its predecessor Securities Administrator an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Securities Administrator shall become effective, and such successor Securities Administrator without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Securities Administrator.  The Depositor, the Seller, the Servicer, the Backup Servicer, the Master Servicer and the predecessor Securities Administrator shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Securities Administrator, all such rights, powers, duties and obligations.

No successor Securities Administrator shall accept appointment as provided in this Section 9.18 unless at the time of such acceptance such successor Securities Administrator shall be eligible under the provisions of Section 9.16 hereof and the appointment of such successor Securities Administrator shall not result in a downgrading of the Classes of Certificates rated by the Rating Agencies, as evidenced by a letter from each Rating Agency.

Upon acceptance of appointment by a successor Securities Administrator as provided in this Section 9.18, the successor Securities Administrator shall mail notice of such appointment hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to the Rating Agencies.

SECTION 9.19

Merger or Consolidation of Securities Administrator.

Any corporation or association into which the Securities Administrator may be merged or converted or with which it may be consolidated or any corporation or association resulting from any merger, conversion or consolidation to which the Securities Administrator shall be a party, or any corporation or association succeeding to the business of the Securities Administrator shall be the successor of the Securities Administrator hereunder, provided such corporation or association shall be eligible under the provisions of Section 9.16, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.20

Reserved.

SECTION 9.21

Tax Matters.

It is intended that the assets with respect to which any REMIC election is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, multiple “real estate mortgage investment conduits” as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Securities Administrator covenants and agrees that it shall act as agent (and the Securities Administrator is hereby appointed to act as agent) on behalf of the REMICs and that in such capacity it shall:  (a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file, (and cause the Trustee to sign), or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made on behalf of the Trust elections that each group of segregated assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law) and apply for an employee identification number from the IRS via a Form SS 4 or any other acceptable method for all tax entities; (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non Permitted Transferee, or a pass through entity in which a Non Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status of any REMIC as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any REMIC hereunder; (h) pay, from the sources specified in the sixth paragraph of this Section 9.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on any REMIC hereunder prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings); (i) ensure that federal, state or local income tax or information returns shall be signed by the Securities Administrator or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules; (j) maintain records relating to the REMICs, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value (if and to the extent required by the Code and available from the Servicer) and adjusted basis of the assets determined on the accrual method or at such internals as may be required by the Code and available from the Servicer, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent any such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any such REMIC, and otherwise act on behalf of the REMICs in relation to any tax matter or controversy involving it.

In order to enable the Securities Administrator, to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Securities Administrator within ten (10) days after the Closing Date all information or data that the Securities Administrator requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Securities Administrator promptly upon written request therefor any such additional information or data that the Securities Administrator may, from time to time, reasonably request in order to enable the Securities Administrator to perform its duties as set forth herein.  Terwin Advisors hereby indemnifies the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Securities Administrator arising from any errors or miscalculations of the Securities Administrator that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator on a timely basis.

In the event that any tax is imposed on “prohibited transactions” of any REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of any REMIC as defined in Section 860G(c) of the Code, on any contribution to the REMICs after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon any REMICs pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Securities Administrator, if any such other tax arises out of or results from a breach by the Securities Administrator of any of its obligations under this Agreement, (ii) the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Seller of any of its obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller’s obligation to repurchase a related Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Securities Administrator or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or (iii) or the Servicer fails to honor its obligations pursuant to Section 8.15, any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.09(b).

The Supplemental Interest Trust shall be treated as an outside reserve fund within the meaning of Treasury Regulation 1.860G-2(h) that is owned by the Class P-X Certificateholder, and not as an asset of any REMIC.

The Securities Administrator shall treat the beneficial owners of the Certificates, other than the Class P-X and Class R Certificates, as having entered into a notional principal contract with respect to the beneficial owners of the Class P-X Certificates.  Pursuant to each such notional principal contract, all beneficial owners of the Certificates, other than the Class P-X and Class R Certificates, shall be treated as having agreed to pay, on each Distribution Date, to the beneficial owners of the Class P-X Certificates an aggregate amount equal to the excess, if any, of (i) the amount payable on such Distribution Date on the interest in the Master REMIC corresponding to such Class of Certificates over (ii) the amount payable on such Class of Certificates on such Distribution Date (such excess, a “Class I Shortfall”).  A Class I Shortfall payable from interest collections shall be allocated to each Class of Certificates to the extent that interest accrued on such Class for the related Accrual Period at the Pass-Through Rate for a Class, computed by substituting “Middle REMIC Net Funds Cap” for “Net WAC Rate” in the definition thereof, exceeds the amount of interest accrued for the related Accrual Period based on the Net WAC Rate, and a Class I Shortfall payable from principal collections shall be allocated to the most subordinate Class of Certificates with an outstanding principal balance to the extent of such balance.  However, any payment from the Certificates of a Class I Shortfall shall be treated for tax purposes as having been received by the beneficial owners of such Certificates in respect of their interests in the Master REMIC and as having been paid by such beneficial owners to the Supplemental Interest Trust pursuant to the notional principal contract.  Thus, each Certificate (other than the Class R Certificates) shall be treated as representing not only ownership of regular interests in the Master REMIC, but also ownership of an interest in (and obligations with respect to) a notional principal contract.  For purposes of determining the issue price of the REMIC regular interests, the Securities Administrator shall assume that each such cap contract or contractual right has a value of $10,000.

With respect to matters under their control, the Securities Administrator, the Servicer and the Holders of Certificates shall take any action or cause any REMIC to take any action necessary to maintain the status of each REMIC as a REMIC under the REMIC Provisions and shall assist each other as necessary to maintain such status.  With respect to matters under their control, none of the Securities Administrator, the Servicer or the Holder of any Residual Certificate shall take any action, cause any REMIC created hereunder to take any action or fail to take (or fail to cause to be taken) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any REMIC as a REMIC or (ii) result in the imposition of a tax upon any REMIC (including but not limited to the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth on Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Securities Administrator and the Servicer has received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

Each Holder of a Residual Certificate shall pay when due any and all taxes imposed on each related REMIC created hereunder by federal or state governmental authorities. To the extent that such Trust taxes are not paid by a Residual Certificateholder, the Securities Administrator shall pay any remaining REMIC taxes out of current or future amounts otherwise distributable to the Holder of such Residual Certificate or, if no such amounts are available, out of other amounts held in the Distribution Account, and shall reduce amounts otherwise payable to Holders of regular interests in the related REMIC.

The Securities Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis.

The Securities Administrator will apply for an Employee Identification Number from the Internal Revenue Service via Form SS-4 or other acceptable method for all tax entities.

SECTION 9.22

Reserved.

SECTION 9.23

Reserved.

SECTION 9.24

Reserved.

SECTION 9.25

Indemnification with Respect to Certain Taxes and Loss of REMIC Status.

In the event that any REMIC fails to qualify as a REMIC, loses its status as a REMIC, or incurs federal, state or local taxes as a result of a prohibited transaction or prohibited contribution under the REMIC Provisions due to the negligent performance by the Servicer of its duties and obligations set forth herein, the Servicer shall indemnify the Securities Administrator, the Trustee and the Trust Fund against any and all losses, claims, damages, liabilities or expenses (“Losses”) resulting from such negligence; provided, however, that the Servicer shall not be liable for any such Losses attributable to the negligence of the Securities Administrator, the Depositor or the Holder of a Residual Certificate, as applicable, nor for any such Losses resulting from misinformation provided by the Holder of such Residual Certificate on which the Servicer has relied. The foregoing shall not be deemed to limit or restrict the rights and remedies of the Holder of such Residual Certificate now or hereafter existing at law or in equity. Notwithstanding the foregoing, however, in no event shall the Servicer (or any successor Servicer including the Master Servicer and the Backup Servicer) have any liability (1) for any action or omission that is taken in accordance with and in compliance with the express terms of, or which is expressly permitted by the terms of, this Agreement, (2) for any Losses other than arising out of a negligent performance by such Servicer of its duties and obligations set forth herein, and (3) for any special or consequential damages to Certificateholders (in addition to payment of principal and interest on the Certificates).

ARTICLE X

TERMINATION

SECTION 10.01

Termination upon Liquidation or Purchase of the Mortgage Loans.

Subject to Section 10.03, the obligations and responsibilities of the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator and the Trustee created hereunder with respect to the Trust Fund (other than the obligation of the Trustee, as Paying Agent to make certain payments to Certificateholders after the final Distribution Date) shall terminate upon the earlier of (a) the purchase by SLS of all Mortgage Loans (and REO Properties) remaining at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus one month’s accrued interest thereon at the applicable Mortgage Rate, (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each Mortgage Loan related to any REO Property, in each case and related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Rate, (iii) any Swap Termination Payment payable to the Swap Provider then remaining unpaid or which is due because of the exercise of such option and (iv) any unreimbursed Advances, Servicing Advances, Securities Administrator Fees and Servicing Fees payable to the Master Servicer, the Backup Servicer and the Servicer, and all amounts due and payable to the Securities Administrator, the Trustee and the Master Servicer hereunder, which shall be entitled to withdraw such amounts from the applicable Collection Account or Distribution Account pursuant to Section 3.09 and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the expiration of (i) 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof or (ii) the Distribution Date in January 2037.  The right to repurchase all Mortgage Loans and REO Properties by SLS above shall not arise until the Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is first less than ten percent of the Aggregate Collateral Balance as of the Cut-off Date.

SECTION 10.02

Final Distribution on the Certificates.

If on any Determination Date, the Securities Administrator determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Accounts and Distribution Account, the Securities Administrator shall promptly send a final distribution notice to each Certificateholder (with a copy to the Trustee).  If the Servicer elects to terminate the Trust Fund pursuant to Section 10.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders, the Servicer shall notify the Trustee and the Securities Administrator of the date it intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Securities Administrator by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified. The Trustee shall give such notice to each Rating Agency at the time such notice is given to Certificateholders.

Upon presentation and surrender of the Certificates, the Securities Administrator, as Paying Agent, shall cause to be distributed to the Holders of the Certificates on the Distribution Date for such final distribution, in proportion to the Percentage Interests of their respective Class and to the extent that funds are available for such purpose, an amount equal to the amount required to be distributed to such Holders in accordance with the provisions of Section 5.01 hereof for such Distribution Date.

In the event that all Certificateholders shall not surrender their Certificates for final payment and cancellation on or before such final Distribution Date, the Securities Administrator shall promptly following such date cause all funds in the Distribution Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate account for the benefit of such Certificateholders, and the Securities Administrator shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within nine months after the second notice all the Certificates shall not have been surrendered for cancellation, the Master Servicer shall be entitled to all unclaimed funds and other assets which remain subject hereto, and the Securities Administrator upon transfer of such funds to the Master Servicer shall be discharged of any responsibility for such funds, and the Certificateholders shall look to the Master Servicer for payment.

SECTION 10.03

Additional Termination Requirements.

(a)

In the event that SLS exercises its purchase option with respect to the Mortgage Loans as provided in Section 10.01, at such time as the Mortgage Loans are so purchased, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee and the Securities Administrator have been provided with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 10.03 will not (i) result in the imposition of taxes on “prohibited transactions” on any REMIC as defined in Section 860E of the Code, or (ii) cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(1)

Within 90 days prior to the final Distribution Date set forth in the notice given by the Securities Administrator under Section 10.02, the Depositor shall prepare and the Securities Administrator shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Securities Administrator or the Trust Fund), meets the requirements of a qualified liquidation;

(2)

Within 89 days after the time of adoption of such a plan of complete liquidation, the Trustee, on behalf of the Trust, shall sell all of the assets of the Trust Fund to SLS for cash in accordance with Section 10.01; and

(3)

On the date specified for final payment of the Certificates, the Securities Administrator, as Paying Agent, shall, after payment of any unreimbursed Advances, Servicing Advances, Servicing Fees or other fee compensation payable to the Master Servicer, Backup Servicer or the Servicer pursuant to this Agreement, and all amounts due and payable to the Trustee, Backup Servicer, Master Servicer and Securities Administrator hereunder, make final distributions of principal and interest on the Certificates in accordance with Section 5.01 and distribute or credit, or cause to be distributed or credited, to the Holders of the Residual Certificates all cash on hand (to the extent attributable to a related REMIC) after such final payment (other than the cash retained to meet claims), and the Trust Fund (and each REMIC) shall terminate at that time.

(b)

The Securities Administrator as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Depositor, and the receipt of the Opinion of Counsel referred to in Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Depositor.

(c)

By their acceptance of Certificates, the Holders thereof hereby agree to appoint the Depositor and the Securities Administrator as their attorneys in fact to undertake the foregoing steps.

ARTICLE XI

MISCELLANEOUS PROVISIONS

SECTION 11.01

Amendment.

This Agreement may be amended from time to time by the Depositor, the Servicer, the Master Servicer, the Backup Servicer, the Seller, the Securities Administrator and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, the Master Servicer, the Backup Servicer, the Servicer, the Securities Administrator and the Seller, (iv) in connection with the appointment of a successor Servicer, to modify, eliminate or add to any of the servicing provisions contained in this Agreement, (v) to modify, alter, amend, add to or eliminate any of the terms or provisions relating to the Backup Servicer contained in this Agreement, (vi) to add any other provisions with respect to matters or questions arising hereunder, (vii) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement or (viii) in connection with the implementation of an Advance Facility pursuant to Section 3.22 hereof, to modify, alter, amend or add to the provisions of the Advance Facility; and, provided, further, that any action pursuant to clauses (v) and (vi) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall be at the expense of the party proposing such amendment), adversely affect in any material respect the interests of any Certificateholder; provided, however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.  The Depositor, the Master Servicer, the Backup Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of any REMIC as a REMIC under the Code, (ii) avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee and the Securities Administrator have been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

This Agreement may also be amended from time to time by the Depositor, the Master Servicer, the Backup Servicer, the Servicer, the Seller, the Securities Administrator and the Trustee with the consent of the Holders of each Class of Certificates affected thereby evidencing 66% of the aggregate Class Principal Balance of such Class for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate; (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i) above, without the consent of the Holders of such Class evidencing 66% of the aggregate Class Principal Balance of such Class; or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, but shall be at the expense of the party requesting such amendment, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Securities Administrator shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 11.01.  The Trustee shall not have an obligation to consent to any amendment that it reasonably believes will materially and adversely affect its rights or immunities under this Agreement.

SECTION 11.02

Recordation of Agreement; Counterparts.

This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor’s expense) to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 11.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 11.04

Intention of Parties.

It is the express intent of the parties hereto that the conveyance of the Trust Fund, including the Mortgage Loans, by the Depositor to the Trustee be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyance be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets to secure payment or performance of an obligation, then the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that the Trustee for the benefit of the Certificateholders shall have and shall continue to have a perfected security interest to secure payment or performance of an obligation of first priority under applicable law throughout the term of the Agreement.  The Depositor shall arrange for filing any Uniform Commercial Code financing statements and continuation statements in connection with such security interest.

SECTION 11.05

Notices.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by first class mail, postage prepaid, or by express delivery service, to (a) in the case of the Seller, to Terwin Advisors LLC, 45 Rockefeller Plaza: Suite 420 New York, New York 10111, Attention: General Counsel, or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Backup Servicer, the Servicer and the Trustee in writing by the Seller, (b) in the case of the Trustee, to U.S. Bank National Association, 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: Terwin 2005-18ALT (telecopy number: (312) 325-8905), or such other address or telecopy number as may hereafter be furnished to the Depositor, the Master Servicer, the Backup Servicer, the Servicer and the Seller in writing by the Trustee, (c) in the case of the Depositor, to Bear Stearns Asset Backed Securities I LLC, 383 Madison Avenue, New York, New York 10179, Attention: General Counsel, or such other address or telecopy number as may be furnished to the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Trustee in writing by the Depositor, (d) in the case of the Certificate Registrar, to its Corporate Trust Office (e) in the case of the Master Servicer, 3415 Vision Drive, Columbus, Ohio 43219-6009, Attention: Master Servicing, with a copy to 343 Thornall Street, Edison, New Jersey 08837, Attention: General  Counsel or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Backup Servicer, the Servicer and the Trustee in writing by the Master Servicer, (f) in the case of SLS, 3900 South Cherry Street, Englewood, Colorado 80110, Attention: General Counsel, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Master Servicer, the Backup Servicer and the Trustee in writing by SLS, (g) in the case of the Securities Administrator, the Paying Agent and Backup Servicer, to its Corporate Trust Office, or such other address or telecopy number as may be furnished to the Depositor, the Seller, the Master Servicer, the Servicer and the Trustee in writing by the Securities Administrator, the Paying Agent or the Backup Servicer, as applicable, (h) in the case of Moody’s, Moody’s Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:  Residential Mortgages, or such other address as Moody’s may hereafter furnish to the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Trustee in writing, and (i) in the case of S&P, 55 Water Street, 41st Floor, New York, New York 10041, Attention:  Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor, the Seller, the Master Servicer, the Backup Servicer, the Servicer and the Trustee in writing.  Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register.  Notice of any Servicer Event of Termination shall be given by telecopy and by certified mail.  Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have duly been given when mailed, whether or not the Certificateholder receives such notice.  A copy of any notice required to be telecopied hereunder shall also be mailed to the appropriate party in the manner set forth above.

SECTION 11.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 11.07

Assignment.

Except as expressly provided herein, this Agreement may not be assigned by the Servicer, the Master Servicer or the Backup Servicer without the prior written consent of the Trustee and Depositor.

SECTION 11.08

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Servicer Event of Termination and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

SECTION 11.09

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Certificate Registrar pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 11.10

Protection of Assets.

(a)

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)

borrow money or issue debt;

(ii)

merge with another entity, reorganize, liquidate or sell assets; or

(iii)

engage in any business or activities.

(b)

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

IN WITNESS WHEREOF, the Depositor, the Seller, the Trustee, the Master Servicer, the Servicer, the Securities Administrator and the Backup Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

BEAR STEARNS ASSET BACKED SECURITIES I LLC,

as Depositor

By: /s/ Baron Silverstein

Name:  Baron Silverstein

Title: Vice President

TERWIN ADVISORS LLC,

as Seller

By:  /s/Karey Geddes

Name:  Karey Geddes

Title: Principal

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By:  /s/ Melissa A Rosal

Name:  Melissa A Rosal

Title: Vice President

SPECIALIZED LOAN SERVICING LLC,

as the Servicer

By:  /s/ Toby E. Wells

Name:  Toby E. Wells

Title:  S.V.P./CFO

WELLS FARGO BANK, N.A.,

as Master Servicer and Securities Administrator

By:  /s/ Sandra Whalen

Name:  Sandra Whalen

Title: Vice President

STATE OF NEW YORK

)

:  ss.:

COUNTY OF NEW YORK

)

On this 29th day of December 2005, before me, personally appeared Baron Silverstein, known to me to be a Vice President of BEAR STEARNS ASSET BACKED SECURITIES I LLC, a limited liability company that executed the within instrument, and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Michelle Sterling

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

:  ss.:

COUNTY OF NEW YORK

)

On the 29th day of December 2005, before me, personally appeared Karey Geddes, known to me to be a Principal of TERWIN ADVISORS LLC, a limited liability company that executed the within instrument and also known to me to be the person who executed it on behalf of said limited liability company, and acknowledged to me that such limited liability company executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Alan Schindler

Notary Public

[NOTARIAL SEAL]

STATE OF ILLINOIS

)

:  ss.:

COUNTY OF COOK

)

On the 29th of December 2005 before me, a Notary Public in and for said State, personally appeared Melissa A Rosal known to me to be a Vice President of U.S. BANK NATIONAL ASSOCIATION, the national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said national banking association, and acknowledged to me that such national banking association executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Patricia M. Child

Notary Public

[NOTARIAL SEAL]

STATE OF COLORADO

)

:  ss.:

COUNTY OF DOUGLAS

)

On the 29th of December 2005, before me, a Notary Public in and for said State, personally appeared Toby E. Wells known to me to be a SVP/CFO of SPECIALIZED LOAN SERVICING LLC, a Delaware limited liability company and one of the parties that executed the within instrument and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Emily Darden

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

:  ss.:

COUNTY OF NEW YORK

)

On the 29th of December 2005, before me, a Notary Public in and for said State, personally appeared Sandra Whalen known to me to be a Vice President of WELLS FARGO BANK, N.A., the Master Servicer and as Securities Administrator, one of the parties that executed the within instrument and also known to me to be the person who executed it on behalf of said limited partnership, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Janet M. Jolley

Notary Public

[NOTARIAL SEAL]